UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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☐      Soliciting Material Pursuant to §240.14a-12
IMPAX LABORATORIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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30831 Huntwood Avenue
Hayward, California 94544
Dear Stockholder:
     You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Impax Laboratories, Inc. to be held on Tuesday, May 19, 2009 at 9:00 a.m., Pacific Daylight Time, at the Marriott Hotel located at 1770 South Amphlett Blvd., San Mateo, California 94402.
     Details regarding the business to be conducted at the annual meeting are described in the accompanying notice of the annual meeting and proxy statement. We have also made available a copy of our 2008 Annual Report, which includes our audited financial statements and provides information about our business and products. We encourage you to read these materials carefully.
     Your vote is important. Whether you plan to attend the annual meeting in person or not, we hope you will vote as soon as possible. You may vote electronically through the Internet or by telephone, as described in the accompanying materials, or by completing and signing the enclosed proxy card and returning it in the self-addressed envelope provided for your convenience. Please review the instructions on each of your voting options described in this proxy statement.
     On behalf of our board of directors, I would like to express our appreciation for your continued support. We look forward to seeing you at the annual meeting.

Sincerely,

Robert L. Burr Chairman of the Board of Directors

April 6, 2009

IMPAX LABORATORIES, INC.
30831 Huntwood Avenue
Hayward, California 94544

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 19, 2009

Important Notice regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held on May 19, 2009:
the Proxy Statement and Annual Report to Stockholders
are available at http://www.stocktrans.com/eproxy/impax2009
To Our Stockholders:
     The 2009 Annual Meeting of Stockholders of Impax Laboratories, Inc. will be held on Tuesday, May 19, 2009, at 9:00 a.m., Pacific Daylight Time, at the Marriott Hotel located at 1770 South Amphlett Blvd., San Mateo, California 94402, for the following purposes:
          (i) to elect seven directors, as described in the accompanying proxy statement;
          (ii) to approve the amendment and restatement of our 2002 Equity Incentive Plan to, among other matters, increase the aggregate number of shares of our common stock that may be issued under such plan by 1,900,000 shares;
          (iii) to ratify the adoption of the Preferred Stock Rights Agreement, dated January 20, 2009, by and between Impax and StockTrans, Inc., as rights agent;
          (iv) to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009;
          (v) to approve the adjournment of the annual meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of such meeting to approve any of the foregoing proposals; and
          (vi)  to transact such other business as may properly come before the annual meeting or any postponement or adjournment thereof.
     You may obtain directions to the Marriott Hotel by contacting it directly at (650) 653-6000 or accessing the hotel’s Web site at http://www.marriott.com/hotels/maps/directions/sfosa-san-mateo-marriott-san-francisco-airport.
     Only stockholders of record at the close of business on March 24, 2009 are entitled to notice of, and to vote at, the annual meeting and at any postponements or adjournments thereof. A list of such stockholders will be available for inspection by our stockholders at our principal executive offices located at 30831 Huntwood Avenue, Hayward, California 94544 during ordinary business hours for the ten-day period prior to the annual meeting.
     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO VOTE YOUR SHARES PROMPTLY TO ENSURE THEY ARE REPRESENTED AT THE ANNUAL MEETING. YOU MAY SUBMIT YOUR PROXY VOTE BY TELEPHONE OR ELECTRONICALLY THROUGH THE INTERNET AS DESCRIBED IN THE FOLLOWING MATERIALS OR BY COMPLETING AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE SELF-ADDRESSED ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,
Arthur A. Koch, Jr.
Senior Vice President, Finance,
Chief Financial Officer and Corporate Secretary
Hayward, California
April 6, 2009

i

IMPAX LABORATORIES, INC.
30831 Huntwood Avenue
Hayward, California 94544
(510) 476-2000
PROXY STATEMENT
2009 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
General
     This proxy statement is furnished to the holders of our common stock, par value $0.01 per share, in connection with the solicitation of proxies by our board of directors for use at the 2009 Annual Meeting of Stockholders or at any postponement or adjournment thereof. The annual meeting will be held on Tuesday, May 19, 2009, at 9:00, a.m., Pacific Daylight Time, at the Marriott Hotel located at 1770 South Amphlett Blvd., San Mateo, California 94402.
     At the annual meeting, stockholders will consider and vote upon:
(i)	the election of seven directors, as described in this proxy statement;

(ii)	the approval of the amendment and restatement of our 2002 Equity Incentive Plan, referred to as the “2002 plan,” to, among other matters, increase the aggregate number of shares of common stock that may be issued under such plan by 1,900,000 shares;

(iii)	the ratification of the adoption of the Preferred Stock Rights Agreement, dated January 20, 2009, by and between Impax and StockTrans, Inc., as rights agent, referred to as the “rights agreement”;

(iv)	the ratification of the appointment of Grant Thornton LLP, referred to as “Grant Thornton,” as our independent registered public accounting firm for the fiscal year ending December 31, 2009;

(v)	the approval of the adjournment of the annual meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of such meeting to approve any of the foregoing proposals; and

(vi)	such other business as may properly come before the annual meeting or any postponement or adjournment thereof.
     References in this proxy statement to “Impax,” “we,” “us,” and “our” mean Impax Laboratories, Inc. and its subsidiaries unless the context of the description indicates otherwise.
     On or about April 6, 2009, the notice of the annual meeting, this proxy statement, the enclosed proxy card and the annual report to stockholders, collectively referred to as the “proxy materials,” will be first sent or given to our stockholders.

Record Date
     Our board set the close of business on March 24, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. Only stockholders of record at the close of business on March 24, 2009, referred to as the “record date,” are entitled to notice of and to vote at the annual meeting or any postponement or adjournment thereof. On March 24, 2009, there were issued and outstanding 60,259,117 shares of common stock.
Quorum Requirement
     A quorum of stockholders is necessary to hold a valid annual meeting. In order for a quorum to be present at the annual meeting, a majority of the issued and outstanding shares of common stock at the close of business on the record date must be present in person or represented by proxy at the annual meeting. All such shares that are present in person or represented by proxy at the annual meeting will be counted in determining whether a quorum is present, including abstentions and broker non-votes. A broker non-vote occurs when shares held of record by a broker are not voted with respect to a proposal because the broker does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.
Votes Required
     Each share of common stock is entitled to one vote on each matter to be presented at the annual meeting. Directors are elected (Proposal One) by a plurality of the votes of the shares of common stock that are present in person or represented by proxy at the annual meeting. Under Delaware law, an abstention or a broker non-vote will have no legal effect on the election of directors. Therefore, the seven nominees for director receiving the most “FOR” votes will be elected to serve on the board.
     The approval to amend and restate our 2002 plan to, among other matters, increase the number of shares of common stock that may be issued under such plan by 1,900,000 shares (Proposal Two), the ratification of the adoption of the rights agreement (Proposal Three), the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2009 (Proposal Four), the approval of the adjournment of the annual meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of such meeting to approve any of the foregoing proposals (Proposal Five) and the approval of any other business as may properly come before the annual meeting, or any postponement or adjournment thereof, will require the affirmative vote of the holders of a majority in voting power of the shares of common stock that are present in person or represented by proxy at the annual meeting. Under Delaware law, an abstention on any of these proposals will have the same legal effect as an “against” vote. A broker non-vote will not be counted as having been voted on, or as a vote “against,” any of these proposals or the approval of any other business as may properly come before the annual meeting, or any postponement or adjournment thereof.

Voting of Shares
     If your shares of common stock are registered directly in your name with our transfer agent, StockTrans, Inc., you are considered, with respect to those shares, the stockholder of record. Stockholders of record may vote in person at the annual meeting or by proxy using the enclosed proxy card, by telephone or electronically through the Internet.
     The deadline for stockholders of record to vote by telephone or electronically through the Internet is 11:59 p.m., prevailing time, on May 18, 2009. Set forth below is a summary of the three voting methods which stockholders of record may utilize to submit their votes by proxy:
     Vote by Telephone — 1-866-578-5350. Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you call. You will be prompted to enter your control number, which is located on your proxy card and then follow the directions given.
     Vote Electronically through the Internet — http://www.votestock.com. Use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you access the Web site. You will be prompted to enter your control number, which is located on your proxy card to create and submit an electronic ballot.
     Vote by Mail — Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided you.
     Whether or not you plan to attend the annual meeting, we urge you to vote promptly using one of these methods to ensure your vote is counted.
     If you vote by telephone or electronically through the Internet, you do not need to return your proxy card.
     Please note that although there is no charge to you for voting by telephone or electronically through the Internet, there may be costs associated with electronic or telephonic access such as usage charges of Internet service providers and telephone companies. We do not cover these costs; they are solely your responsibility. Please note, the telephone and Internet voting procedures available to you are valid forms of granting proxies under the General Corporation Law of the State of Delaware.
     If your shares of common stock are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and you should have received these proxy materials from that organization rather than us. The organization holding your shares is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct the organization holding your shares on how to vote the shares held in your account using the voting instructions received from such organization. You may vote in person at the annual meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the annual meeting.
Solicitation of Proxies and Discretionary Voting
     We will bear the cost of the solicitation of proxies and will reimburse the reasonable expenses of brokerage firms, banks, broker-dealers or other similar organizations incurred in forwarding material to beneficial owners of common stock. In addition to mailing the proxy materials, proxies for use at the annual meeting may be solicited by our directors, officers and employees, none of whom will receive additional compensation for such solicitation activities, in person or by telephone. We have retained D.F. King & Co., Inc., a firm experienced in the solicitation of proxies on behalf of public companies, to assist in the proxy solicitation process at a fee of approximately $10,000. We have also agreed to reimburse D.F. King & Co., Inc. for certain costs and expenses and to indemnify it for any claims or liabilities it may incur as a result of the proxy solicitation.
     Whether or not you are able to attend the annual meeting, you are urged to complete and return your proxy, which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted “FOR”: (i) the election of seven directors, as described in this proxy statement; (ii) the approval of the amendment and restatement of our 2002 plan to, among other matters, increase the aggregate number of shares of common stock that may be issued under such plan by 1,900,000 shares; (iii) the ratification of the adoption of the rights agreement; (v) the approval of the adjournment of the annual meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of such meeting to approve the proposed amendment and restatement of the 2002 plan; (vi) the approval of the adjournment of the annual meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of such meeting to ratify the adoption of the rights agreement; and (vii) the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2009.
     Our board is not aware of any other matters that will come before the annual meeting or any postponement or adjournment of the annual meeting. If any other matters properly come before the meeting or any postponement or adjournment of the meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters.
     The proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the annual meeting: (i) matters to be presented at the annual meeting of which we did not have notice on or prior to March 18, 2009; (ii) the election of any person to any office for which a bona fide nominee named in this proxy statement is unable to serve or for good cause will not serve; (iii) any proposal omitted from this proxy statement and form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, as amended, referred to as the “Exchange Act”; and (iv) matters incident to the conduct of the annual meeting.
Revocability of Proxy
     You may revoke your proxy at any time before it is voted at the annual meeting. To revoke your proxy, submit a later-dated proxy electronically through the Internet or by telephone, or another signed proxy with a later date to Arthur A. Koch, Jr., our Senior Vice President, Finance, Chief Financial Officer and Corporate Secretary, or attend the annual meeting and vote in person.
     Attendance at the annual meeting will not in itself constitute a revocation of your proxy.
     Before the taking of the vote at the annual meeting, any written notice of revocation should be sent to Impax Laboratories, Inc., 30831 Huntwood Avenue, Hayward, California 94544, attention: Arthur A. Koch, Jr., or hand delivered to Mr. Koch.
     If you are a beneficial owner of shares of common stock held in street name, please review the voting instructions provided by the organization holding your shares or contact such organization regarding how to change your vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth information as of the record date (except as otherwise noted in the footnotes) regarding the beneficial ownership of our common stock by: (i) each person known by us to beneficially own more than five percent of our outstanding common stock; (ii) each director and nominee for director; (iii) each executive officer named in the Summary Compensation Table for the fiscal year ended December 31, 2008, excluding Dr. Hsiao; and (iv) all of our directors and executive officers as a group. As of the record date, 60,259,117 shares of our common stock were outstanding. Except as otherwise indicated, to our knowledge, the beneficial owners of shares of common stock listed below have sole voting and investment power with respect to such shares.

	Shares Beneficially Owned (1)
	Common Stock
	Amount and Nature
	of Beneficial		Percent of
Name and Address of Beneficial Owner (1)	Ownership		Class
Leslie Z. Benet, Ph.D.	30,600	(2)	*
Robert L. Burr	52,207	(3)	*
David S. Doll	76,859	(4)	*
Nigel Fleming, Ph.D.	39,000	(5)	*
Charles V. Hildenbrand	66,459	(6)	*
Larry Hsu, Ph.D.	2,910,810	(7)	4.8%
Arthur A. Koch, Jr.	60,000	(8)	*
Michael Markbreiter	31,500	(9)	*
Michael Nestor	34,575	(10)	*
Oh Kim Sun	43,179	(11)	*
Peter R. Terreri	37,000	(12)	*

All directors and executive officers as a group (11 persons)	3,350,330	(13)	5.5%

Pamela Hsiao	3,930,620	(14)	6.5%
2004 Hsiao Family Trust	3,361,240	(14)	5.6%
Jacob Gottlieb	5,518,033	(15)	9.2%
Visium Asset Management, LP	5,518,033	(15)	9.2%
Pequot Capital Management, Inc.	5,399,800	(16)	9.0%
Wellington Management Company, LLP	7,946,361	(17)	13.2%

*	Less than one percent.

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, referred to as the “SEC,” and includes voting or investment power with respect to shares of our common stock. Shares of common stock currently exercisable or exercisable within 60 days of the record date are deemed to be outstanding in computing the beneficial ownership and percentage of beneficial ownership of the person holding such securities, but are not deemed to be outstanding in computing the percentage of beneficial ownership of any other person. The address for all our directors and executive officers is c/o Impax Laboratories, Inc., 30831 Huntwood Avenue, Hayward, CA 94544.

(2)	Represents 3,000 shares of common stock held by Dr. Benet directly, 600 shares of common stock held by The Benet Family Trust, as to which Dr. Benet has shared voting and investment power, and options to purchase 27,000 shares of common stock, which may be exercised within 60 days of the record date.

(3)	Represents 29,150 shares of common stock held by Mr. Burr directly, 6,057 shares of common stock held by Robert L. Burr IRA account, as to which Mr. Burr has sole voting and investment power, and options to purchase 17,000 shares of common stock, which may be exercised within 60 days of the record date.

(4)	Represents 76,859 shares of common stock held by Mr. Doll directly. Mr. Doll resigned as our Executive Vice President, Commercial Operations, in August 2008 and his options to purchase shares of common stock were terminated in connection with his resignation.

(5)	Represents 12,000 shares of common stock held by Dr. Fleming directly and options to purchase 27,000 shares of common stock, which may be exercised within 60 days of the record date.

(6)	Represents 5,000 shares of common stock held by Mr. Hildenbrand directly and options to purchase 61,459 shares of common stock, which may be exercised within 60 days of the record date.

(7)	Represents 1,167,283 shares of common stock held by Dr. Hsu directly, 1,369,828 shares of common stock held by The Hsu Family Trust, as to which Dr. Hsu has voting and investment power, 21,949 shares of common stock held by Dr. Hsu’s spouse, options to purchase 225,000 shares of common stock held by Dr. Hsu and options to purchase 126,750 shares of common stock held by Dr. Hsu’s spouse, which may be exercised within 60 days of the record date. Excludes 1,248,320 shares of common stock held in trusts for the benefit of Dr. Hsu’s children, as to which Dr. Hsu does not have voting or investment power.

(8)	Represents 10,000 shares of common stock held by Mr. Koch directly, and options to purchase 50,000 shares of common stock, which may be exercised within 60 days of the record date.

(9)	Represents options to purchase 31,500 shares of common stock, which may be exercised within 60 days of the record date.

(10)	Includes 32,575 shares of common stock owned by Mr. Nestor directly and 2,000 shares held by Mr. Nestor’s spouse.

(11)	Represents 16,679 shares of common stock held by Rembrandt Invest & Trade, Inc., over which Mr. Oh has voting and investment power, and options to purchase 26,500 shares of common stock, which may be exercised within 60 days of the record date.

(12)	Represents options to purchase 37,000 shares of common stock, which may be exercised within 60 days of the record date.

(13)	Includes options to purchase 629,209 shares of common stock, which may be exercised within 60 days of the record date.

(14)	Includes 3,361,240 shares of common stock held by 2004 Hsiao Family Trust and options to purchase 235,800 shares of common stock that may be exercised within 60 days of the record date. Excludes 2,601,924 shares of common stock held by Chiin Hsiao Children Irrevocable Trust, as to which Mrs. Hsiao does not have voting or investment power. The principal address for Mrs. Hsiao and 2004 Hsiao Family Trust is c/o Impax Laboratories, Inc., 30831 Huntwood Avenue, Hayward, CA 94544.

(15)	Based solely on Schedule 13G/A filed with the SEC on February 13, 2009 by Jacob Gottlieb and Visium Asset Management, LP, referred to as “VAM.” Mr. Gottlieb, by virtue of his position as the principal of VAM, may be deemed to beneficially own 5,518,033 shares of common stock. VAM, by virtue of its position as investment advisor to each of Visium Balanced Fund, LP, Visium Balanced Offshore Fund, Ltd., Visium Long Bias Fund, LP, and Visium Long Bias Offshore Fund, Ltd. may be deemed to beneficially own 5,518,033 shares of common stock. The principal address of Jacob Gottlieb and VAM is 950 Third Avenue, New York, NY 10022.

(16)	Based solely on Schedule 13G/A filed with the SEC on February 13, 2009 by Pequot Capital Management, Inc., referred to as “Pequot.” Pequot, in its capacity as investment advisor, may be deemed to beneficially own 5,399,800 shares of common stock which are held by clients of Pequot, of which Pequot has sole voting power over 4,468,600 shares of common stock and sole investment power over 5,399,800 shares of common stock. The principal business address of Pequot is 500 Nyala Farm Road, Westport, CT 06880.

(17)	Based solely on Schedule 13G/A filed with the SEC on February 17, 2009 by Wellington Management Company, LLP, referred to as “Wellington.” Wellington, in its capacity as investment advisor, may be deemed to beneficially own 7,946,361 shares of common stock, which are held of record by clients of Wellington, of which Wellington has shared voting power over 6,692,246 shares of common stock and shared investment power over 7,848,961 shares of common stock. The principal business address of Wellington is 75 State Street, Boston, MA 02109.

PROPOSAL ONE — ELECTION OF DIRECTORS
     Our bylaws provide that the number of directors on the board will consist of not less than one or more than ten, with the exact number to be fixed by the board. The board has fixed the number of directors at seven.
     At the annual meeting, the stockholders will elect seven directors, each to serve for a term of one year and until his successor has been elected and qualified or until the director’s earlier death, resignation or removal. Unless directed otherwise, the persons named in the enclosed proxy intend to vote all proxies received by them “FOR” (i) the election as directors of the seven nominees listed below all of whom are presently our directors or (ii) if any of these nominees becomes unavailable or unwilling to serve as a member on the board for any reason, for a substitute nominee designated by the board.
     The board nominated Leslie Z. Benet, Ph.D., Robert L. Burr, Nigel Ten Fleming, Ph.D., Larry Hsu, Ph.D., Michael Markbreiter, Oh Kim Sun and Peter R. Terreri to serve as directors based upon the recommendation of our nominating committee. All nominees have consented to be named and have indicated their intent to serve if elected. The board has no reason to believe that any of the nominees will decline or will be unable to serve as a director.
     Dr. Charles Hsiao had been our chairman and director since December 1999 until his death in August 2008. Dr. Hsiao was a co-founder of our predecessor, Impax Pharmaceuticals, Inc., in 1994, and served as our Co-Chief Executive Officer from 1999 to 2003. On December 15, 2008, Mr. Burr was elected chairman of the board.
     The following table sets forth information, as of the record date, concerning our nominees for election to the board:

		Director
Name	Age	Since	Positions Held	Committee Memberships
Leslie Z. Benet, Ph.D.	71	2001	Director	Compensation Committee and Nominating Committee

Robert L. Burr	58	2001	Chairman and Director	Audit Committee, Compensation Committee[1] and Nominating Committee

Nigel Ten Fleming, Ph.D.	54	1999	Director	Compensation Committee and Nominating Committee[1]

Larry Hsu, Ph.D.	60	1999	President, Chief Executive Officer and Director

Michael Markbreiter	47	1997	Director	Audit Committee

Oh Kim Sun	60	1999	Director	Audit Committee

Peter R. Terreri	51	2003	Director	Audit Committee[1]

(1)	Chairman of the committee.

     There is no family relationship between any of our directors, nominees for director or executive officers. None of our directors, nominees for director or executive officers is a party to any arrangement or understanding with any other person with respect to nominations of directors.
     Set forth below is the business experience of the members of the board for the past five years, unless indicated otherwise.
     Leslie Z. Benet, Ph.D. has been a Professor since 1969 of, and has also served as Chairman of, the Department of Biopharmaceutical Sciences, University of California, San Francisco. Dr. Benet has since 1995 been Chairman, President or Chief Executive Officer of AvMax Inc., a biopharmaceutical company. He received his A.B. (English), B.S. (Pharmacy), and M.S. from the University of Michigan, and his Ph.D. from the University of California. Dr. Benet has received six honorary doctorates: Uppsala University, Sweden (Pharm.D., 1987); Leiden University, The Netherlands (Ph.D., 1995); University of Illinois at Chicago (D.Sc., 1997); Philadelphia College of Pharmacy and Science (D.Sc., 1997); Long Island University (D.Sc., 1999); and University of Athens (Ph.D., 2005). Dr. Benet’s research interests, more than 470 publications, and 11 patents are in the areas of pharmacokinetics, biopharmaceutics, drug delivery, and pharmacodynamics. He is listed among the 250 most highly cited pharmacologists worldwide. In 1985, Dr. Benet served as President of the APhA Academy of Pharmaceutical Sciences. During 1986, Dr. Benet was a founder and first President of the American Association of Pharmaceutical Scientists (AAPS). In 1987, Dr. Benet was elected to membership in the Institute of Medicine (IOM) of the National Academy of Sciences. Dr. Benet has received the highest scientific awards of AAPS (1989 and 2000), Rho Chi (1990), American Association of Colleges of Pharmacy (1991), American Society for Clinical Pharmacology and Therapeutics (1995), American Pharmaceutical Association (2000), International Pharmaceutical Federation (2001) and in 2004 received the Pharmaceutical Sciences World Congress Research Achievement Award and the Controlled Release Society Career Achievement in Oral Drug Delivery Award. Dr. Benet formerly served as Chair of the FDA Expert Panel on Individual Bioequivalence and the FDA Center for Biologics Peer Review Committee, and as a member of the FDA Science Board and the Generic Drugs Advisory Committee. Dr. Benet presently serves as a member of the IOM Forum on Drug Discovery, Development and Translation.
     Robert L. Burr is a partner of Fleming US Discovery Partners, L.P., a private equity sponsor affiliated with J.P. Morgan Chase & Co. Mr. Burr was employed by J.P. Morgan Chase & Co. and associated entities from 1995 to May 2008, at which time he resigned his position as Managing Partner of the Fleming US Discovery III Funds. From 1992 to 1995, Mr. Burr was head of Private Equity at the investment banking firm of Kidder, Peabody & Co., Inc. Prior to that time, Mr. Burr served as the Managing General Partner of Morgan Stanley Ventures and General Partner of Morgan Stanley Venture Capital Fund I, L.P. and was a corporate lending officer with Citibank, N.A. Mr. Burr received an MBA from Columbia University and a BA from Stanford University.
     Nigel Ten Fleming, Ph.D. is Chairman of Minerva Healthcare, an emerging specialty pharmaceutical company and, in 2008, he became Chairman and Chief Executive Officer of G2B Pharma. He previously founded Athena Diagnostics, a neurological diagnostics reference laboratory, serving variously as Chairman, CEO and Vice President of Business Development prior to the company’s 1995 sale to Athena Neurosciences /Elan Pharmaceuticals. Dr. Fleming has also served on the boards of directors of Examplar, a subsidiary of Transgenic Sciences Inc. that developed the first transgenic Alzheimer’s mouse model, and serves on the board of Genmedica Therapeutics, an oral insulin company based in Barcelona. He has also consulted for, and served in various leadership roles at a number of early-stage biotechnology companies, including Gamera Biosciences, Neurocal, Nephros’, TheraMed Partners and Plant Cell Technologies. Dr. Fleming obtained his Ph.D. in Clinical Biochemistry from the University of Cambridge in England and was a lecturer at Harvard Medical School for a number of years.

     Larry Hsu, Ph.D. has been our President and Chief Executive Officer since October 1, 2006. Prior to holding these positions, Dr. Hsu served as President and Chief Operating Officer beginning in 1999. Dr. Hsu co-founded Impax Pharmaceuticals, Inc. in 1994 and served as its President, Chief Operating Officer and a member of the board from its inception until its merger with us. From 1980 to 1995, Dr. Hsu worked at Abbott Laboratories, where, during his last four years, he served as Director of Product Development in charge of formulation development, process engineering, clinical lot manufacturing and production technical support of all dosage forms, managing a staff of approximately 250 people. Dr. Hsu obtained his Ph.D. in pharmaceutics from the University of Michigan.
     Michael Markbreiter has been a portfolio manager for Sofaer Capital, a global hedge fund, since December 2000. From August 1995 to December 1998, Mr. Markbreiter was a portfolio manager for private equity investments for Kingdon Capital Management Corp., a New York hedge fund. In April 1994 he co-founded Ram Investment Corp., a venture capital company. From March 1993 to January 1994, Mr. Markbreiter was an analyst at Alliance Capital Management Corp. From July 1983 to September 1989, Mr. Markbreiter was an Executive Editor for Arts of Asia magazine. Mr. Markbreiter graduated from Cambridge University with a degree in Engineering.
     Oh Kim Sun has been employed by the Chemical Company of Malaysia Berhad (CCM), a Malaysian corporation whose stock is listed on the Bursa Malaysia Berhad, since 1983 and served as Executive Director from 1983 through October 2003. Currently, Mr. Oh is a member of the board of directors of Nikko Electronics Berhad, Pharmaniaga Berhad, UEM Land Holdings Berhad and Faber Group Berhad, all of which are listed on the Bursa Malaysia Berhad. Mr. Oh is also a director of various other companies in Kuala Lumpur. Mr. Oh is also a member of The Malaysian Institute of Certified Public Accountants.
     Peter R. Terreri has over 20 years of experience primarily in generic pharmaceuticals with a specialized expertise in finance. Mr. Terreri is President, Chief Executive Officer and director of CGM, Inc., a manufacturing company that he owns and operates. He previously served as Senior Vice President and Chief Financial Officer of Teva Pharmaceuticals USA from 1985 through 2000, where he actively participated in the growth of the company from a $20 million local generic pharmaceutical company into a global leader in generic pharmaceuticals. As an active member of senior management, he was involved in all facets of the decision-making process at Teva Pharmaceuticals USA, including structuring and negotiating company and product acquisitions, participating in multiple public financings and securing several licensing deals and a substantial credit line. In addition to his role as Chief Financial Officer, Mr. Terreri contributed to many areas related to the company’s success outside of finance, including product development selection, facility utilization, business development, strategic planning, and implementing integration plans for the company’s acquisitions. He also supervised areas such as operations, sales and marketing, and information technology during his tenure.
Board and Committee Matters
Independence
     The board has determined that the following directors, constituting a majority of the members of the board, are independent under the independence standards contained in the listing requirements of The NASDAQ Stock Market LLC, referred to as “NASDAQ”: Leslie Z. Benet, Ph.D., Robert L. Burr, Nigel Ten Fleming, Ph.D., Michael Markbreiter, Oh Kim Sun and Peter R. Terreri.

Meetings of the Board and Committees
     In 2008, there were four regular and three special board meetings. The board has three standing committees: the audit committee, the compensation committee and the nominating committee. Our audit committee held 6 meetings, our compensation committee held 5 meetings and our nominating committee did not hold meetings in 2008. During 2008, each of our directors attended at least 75% of the aggregate of (i) all of the meetings of the board and (ii) all of the meetings of all committees of the board on which such director served.
Committees of the Board
     Audit Committee. The board has appointed a standing audit committee consisting of Peter R. Terreri, as chairman, and Robert L. Burr, Michael Markbreiter and Oh Kim Sun. The board has determined that each member of the audit committee is independent, as defined in the applicable NASDAQ listing standards. In addition, the board has determined that Mr. Terreri qualifies as an “audit committee financial expert” as defined under Item 407 of Regulation S-K promulgated by the SEC.
     The audit committee is governed by a written charter approved by the board, which is posted on our Web site (www.impaxlabs.com) and accessible via the “Investor Relations” page. The principal purpose of the audit committee is to oversee our accounting and financial reporting processes and the audit of our financial statements. The audit committee is directly responsible for the appointment, compensation, retention and oversight of the firm selected to be engaged as our independent registered public accounting firm, and pre-approves the engagement of the independent registered public accounting firm for all non-audit activities permitted under the Sarbanes-Oxley Act of 2002. In addition, the audit committee establishes procedures for the receipt, retention and treatment of complaints we receive regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.
     Compensation Committee. The board has appointed a standing compensation committee consisting of Robert L. Burr, as chairman, and Leslie Z. Benet, Ph.D. and Nigel Ten Fleming, Ph.D. The board has determined that each member of the compensation committee is independent, as defined in the applicable NASDAQ listing standards.
     The board has adopted a written compensation committee charter, which is posted on our Web site (www.impaxlabs.com) and accessible via the “Investor Relations” page. The principal duties of the compensation committee are to formulate, evaluate and recommend the compensation of our executive officers to the board and the oversight of all compensation programs involving the issuance of our stock and other equity securities. Our Chief Executive Officer makes recommendations concerning executive compensation, other than the compensation of the Chief Executive Officer, to the compensation committee. The committee uses the consulting services of Radford Surveys + Consulting, a business unit of AON, referred to as “Radford,” in evaluating executive compensation. The compensation committee does not address director compensation, which is set by the board.
     Nominating Committee. The board has appointed a standing nominating committee currently consisting of Nigel Ten Fleming, Ph.D., as chairman, and Leslie Z. Benet, Ph.D. and Robert L. Burr. The board has determined that each member of the nominating committee is independent, as defined in the applicable NASDAQ listing standards.
     The nominating committee is governed by a written charter approved by the board, which is posted on our Web site (www.impaxlabs.com) and accessible via the “Investor Relations” page. The principal purposes of the nominating committee are to develop and recommend to the board certain corporate governance policies, establish criteria for selecting new directors and identify, screen and recruit new directors. The nominating committee is also responsible for selecting and recommending individuals to serve as members of the board and recommending directors for committee membership to the board.
     The information on the Web site listed above and elsewhere in this proxy statement is not, and should not be, considered part of this proxy statement and is not incorporated by reference in this document. The Web site is, and is intended only to be, an inactive textual reference.
Qualifications of Director Nominees
     The nominating committee has not established specific, minimum age, education, years of business experience or specific types of skills for potential director nominees, but in general, expects that qualified nominees will possess a proven record of business acumen, success and leadership, including experience or expertise in one or more of the following areas: business, financial or accounting matters generally, the specific industry and markets in which we operate, technical matters generally and the specific technologies we use and develop. In addition, potential director nominees will be evaluated by reference to requirements relating to the board and committee composition under the law and applicable NASDAQ listing standards.
Director Nominee Selection Process
     In the case of an incumbent director whose term of office expires, the nominating committee reviews such director’s service during the past term, including the number of board and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a director outlined above, including the director’s independence, as well as any special qualifications required for membership on any committees on which such director serves.
     In the case of a new director candidate, the selection process for director candidates includes the following steps:
•	identification of director candidates by the nominating committee based upon suggestions from current directors and executives and recommendations received from stockholders, and possible engagement of a director search firm;

•	interviews of candidates by the nominating committee;

•	reports to the board by the nominating committee on the selection process;

•	recommendations by the nominating committee; and

•	formal nominations by the board for inclusion in the slate of directors at the annual meeting.
Stockholder Nominee Recommendation Policy
     The nominating committee will consider recommendations received from stockholders of potential director nominees in a manner consistent with the nominating committee’s charter and its consideration of potential director nominees generally. The ultimate decision of whether to nominate a potential director nominee remains solely within the discretion of the board.
     Any stockholder recommendation of a potential director nominee proposed for consideration by the nominating committee should include the potential director nominee’s name and qualifications for board membership and should be addressed to:
Corporate Secretary
Impax Laboratories, Inc.
30831 Huntwood Avenue
Hayward, California 94544
     All stockholder recommendations of potential director nominees which are intended to be considered by the nominating committee in any year must be received at least 120 days prior to the date on which we first mailed our proxy material for the prior year’s annual meeting of stockholders in order, upon a determination by the nominating committee to recommend such potential director nominee, for such nominee to be included in the proxy statement and the form of proxy relating to the annual meeting of stockholders. The deadline for submitting recommendations of potential director nominees for the 2010 annual meeting of stockholders is December 7, 2009.
Communication with the Board
     Stockholders may communicate with the board or individual members of the board, including the respective chairs of the board’s nominating committee, compensation committee and audit committee, by sending correspondence to the following address: Corporate Secretary, Impax Laboratories, Inc., 30831 Huntwood Avenue, Hayward, California 94544. We will periodically forward all correspondence received to the board or to the individual member of the board to whom the correspondence is addressed.
Attendance at Annual Meeting of Stockholders
     The board has adopted a policy that all of our directors should attend the annual meeting of stockholders, absent exceptional cause. In 2004, the last year in which we held an annual meeting of stockholders, all of the then ten directors attended the annual meeting of stockholders.

Director Compensation for Year Ended December 31, 2008
     The following table sets forth information regarding the compensation of our non-employee directors during the year ended December 31, 2008.

	Fees Earned or
	Paid in Cash	Total
Name	($)(1)	($)(2)
Leslie Z. Benet, Ph.D.	99,000	99,000
Robert L. Burr	136,000	136,000
Nigel Ten Fleming, Ph.D.	107,000	107,000
Michael Markbreiter	102,000	102,000
Oh Kim Sun	102,000	102,000
Peter R. Terreri	142,000	142,000

(1)	Each non-employee director received a $25,000 annual retainer fee and a $2,000 fee for each board meeting attended. In 2008, each of Dr. Benet, Mr. Burr, Dr. Fleming, Mr. Markbreiter, Mr. Oh and Mr. Terreri received a special director fee in the amount of $66,000, $103,000, $74,000, $69,000, $69,000 and $99,000, respectively. Mr. Terreri also received a $10,000 fee payable to him in his capacity as the Chairman of the audit committee of our board of directors.

(2)	We did not recognize any dollar amounts for financial statement reporting purposes for the year ended December 31, 2008 in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, referred to as “SFAS No. 123R,” because all equity awards granted to directors vested prior to 2008. At December 31, 2008, options to purchase, in the aggregate, 27,000, 17,000, 27,000, 31,500, 26,500 and 37,000 shares of our common stock were outstanding for Dr. Benet, Mr. Burr, Dr. Fleming, Mr. Markbreiter, Mr. Oh and Mr. Terreri, respectively.
Narrative Disclosure to Director Compensation Table
     Members of our board of directors who are our employees do not receive any compensation for their services as our directors. In the year ended December 31, 2008, each of our non-employee directors received an annual retainer of $25,000, payable in quarterly installments, and a $2,000 fee for each regularly scheduled board meeting that such director attended. On December 30, 2008, each of Dr. Benet, Mr. Burr, Dr. Fleming, Mr. Markbreiter, Mr. Sun and Mr. Terreri received a special director fee in the amount of $66,000, $103,000, $74,000, $69,000, $69,000 and $99,000, respectively. We paid these special director fees in recognition of the directors’ increased level of board services during the period when we were delinquent in filing our periodic reports with the SEC.
     During the year ended December 31, 2008, non-employee directors were reimbursed for out-of-pocket expenses incurred in attending board and committee meetings. In addition to the foregoing, we paid a retainer of $10,000, payable in quarterly installments, to Mr. Terreri, Chairman of the audit committee, in the year ended December 31, 2008. No equity awards were granted to our directors during the year ended December 31, 2008.
     THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION AS DIRECTORS OF THE SEVEN NOMINEES NAMED IN THE PROXY STATEMENT.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
     The following discussion provides an analysis of our compensation program for the executive officers named in the Summary Compensation Table beginning on page 30 and discusses the material factors involved in our decisions regarding the compensation of the following named executive officers:
•	Larry Hsu, Ph.D, our President and Chief Executive Officer;

•	Arthur A. Koch, Jr., Senior Vice President, Finance and Chief Financial Officer;

•	Charles V. Hildenbrand, our Senior Vice President, Operations;

•	Michael J. Nestor, President of Impax Pharmaceuticals, our branded-products division;

•	Charles Hsiao, Ph.D., who was our Chairman until his death in August 2008; and

•	David S. Doll, who was our Executive Vice President, Commercial Operations, until his resignation in August 2008.
     This discussion does not include the compensation of Christopher Mengler, R.Ph., who was appointed as President of Global Pharmaceuticals, our generic-products division, on January 5, 2009. The following discussion cross-references those specific tabular and narrative disclosures that appear following this subsection where appropriate. You should read this Compensation Discussion and Analysis in conjunction with such tabular and narrative disclosures.
Compensation Philosophy and Objectives
     At its core, our executive compensation program recognizes that our success is dependent upon our ability to attract, motivate and retain the highly talented individuals we need to achieve our business results. The program reflects the following key principles:
•	To attract, motivate and retain the best talent we can obtain, our compensation should be competitive. We strongly believe that our future success rests with our people, including our executive officers. To be successful, we must be able to attract, motivate and retain quality executive officers. As compensation is a key tool to achieve this objective, one facet of our compensation program is to provide our named executive officers pay amounts and components that are competitive with those of other companies in our industry.

•	Our compensation program should encourage and reward positive performance. Our executive compensation program is designed to promote and reward positive performance. In doing so, we consider both the overall performance of our business as well as the individual performance of each named executive officer. Positive performance on the part of our company and management will permit our named executive officers to be eligible to receive incentive compensation. On the other hand, when our business is facing financial or other challenges or an individual executive does not meet stated objectives, this incentive compensation may be appropriately reduced or eliminated.

•	We seek to align the interests of our named executive officers and stockholders. We believe that equity compensation is an excellent way to encourage our executive officers to act in the best interests of our stockholders. Historically, we have provided our named executive officers with equity awards (primarily in the form of stock options) as part of their overall compensation to encourage equity ownership and to align their interests with those of our stockholders. However, except for the grant of 30,000 shares of restricted stock and an option to purchase 75,000 shares of our common stock to Michael Nestor in connection with his hiring as President of Impax Pharmaceuticals, we did not use this component as to any of our named executive officers in 2006 — 2008 because our compensation committee determined to defer equity awards to our named executive officers during the period when we were delinquent in filing our periodic reports with the SEC.

•	Compensation should encourage teamwork and executive cohesion. While individual performance is carefully reviewed and considered, we have also maintained a philosophy of similar compensation for officers who are at similar executive levels. We believe that following such a plan of pay equity fosters teamwork and cohesion and discourages internal comparison of compensation packages among executives.

•	Our compensation program should balance our short- and long-term financial and operational goals. We generally strive to achieve a balance between achievement of both short- and long-term goals through the use of both salary and annual cash incentives and equity-based incentives. Our management incentive program primarily rewards short-term performance by paying out base salary and annual cash incentive awards based on performance over a period of approximately one year. Equity-based awards are generally designed to reward long-term financial performance.
Our Compensation Decisionmaking Process
     Role of Chief Executive Officer and Compensation Committee
     In general, as to most items of compensation, the chief executive officer annually evaluates each named executive officer, other than himself, and recommends to the compensation committee each component of compensation for all of those named executive officers. Compensation that is generally not covered by the chief executive officer’s evaluation includes benefits and other compensation mandated or determined by reference to an existing employment or similar agreement or benefits and other programs generally available to all of our employees.
     As to the compensation of our chief executive officer, the compensation committee discusses and creates a proposal as to the amount of and any changes to his compensation. The committee also evaluates the chief executive officer’s proposals as to the compensation of our other named executive officers. The compensation committee then submits its recommendations regarding the compensation of all of our named executive officers to the board of directors for final approval. In addition, consistent with our compensation policies, our chief executive officer did not evaluate the 2008 compensation of our former chairman, Dr. Hsiao. Dr. Hsiao’s 2008 compensation was reviewed by our compensation committee, which submitted its recommendation to our board of directors for final approval.
     Generally, as part of its process of setting and approving the executive annual compensation, the compensation committee and the board, as applicable, review gains realized from prior compensation or compensation to be received upon a future termination of employment or a change in control. Severance and change-in-control compensation is intended to maximize stockholder value and assure continuity of leadership by allowing executives to perform their duties without regard to any concerns that they may have regarding their continued employment.

     Role of Compensation Consultants
     In 2008, as in 2007, we retained the consulting services of Radford to assist in the evaluation of our compensation program for our named executive officers. Radford reports directly to the compensation committee, and the compensation committee has the authority to retain and dismiss the compensation consultants.
     2008 Review of Executive Compensation
     In 2008, the compensation committee, with the assistance of Radford, conducted a comprehensive review of our executive compensation to ensure that we are paying our executive officers competitive levels of compensation that best reflect their individual responsibilities and contributions to our operations and provide incentives to achieve our business objectives.
     Radford’s review took into account the fact that, since 2005, the level of our executive compensation was closer to the 25th than the 50th percentile of Radford compensation survey data, described below in “—Benchmarking Executive Compensation.” Such level was maintained throughout the period we were unable to file our periodic reports with the SEC and our audits for 2004, 2005, 2006 and 2007 remained open. The board made this decision to avoid even the appearance of any conflict between management and stockholder objectives even though the level of compensation was becoming increasingly less competitive with the executive compensation of our peers.
     Following resolution of the issues described above, an in-depth examination of Radford’s survey led the compensation committee to conclude that the total compensation for our executive officers required adjustment to bring our compensation to a level competitive with that of other companies in our peer group and to make our compensation internally equitable for officers at similar levels of responsibility. Once the audits were completed and we reregistered our common stock with the SEC, and in recognition of our business and financial achievements, our compensation committee and the board, with the assistance of Radford:
•	developed a new compensation philosoply that targets executive compensation at the 50th percentile for salary, cash incentive awards and equity awards; and

•	recognized extraordinary past performance of our executive officers in the context of executive compensation that has been below the market 50th percentile. See “— Cash Incentive Awards — Special Cash Bonuses” for a discussion of special bonuses granted to our executive officers in 2008.
     Benchmarking Executive Compensation
     With the assistance of Radford, the compensation committee established the following peer group of life sciences companies:
•	Abraxis Bioscience, Inc.

•	Alpharma Inc.

•	Barr Pharmaceuticals, Inc.

•	Chattem, Inc.

•	Caraco Pharmaceutical Laboratories, Ltd.

•	Endo Pharmaceuticals Holdings, Inc.

•	K-V Pharmaceutical Company

•	Lannett Company, Inc.

•	The Medicines Company

•	Medicis Pharmaceutical Corporation

•	Obagi Medical Products, Inc.

•	Par Pharmaceutical Companies, Inc.

•	Hi-Tech Pharmacal Co., Inc.

•	Salix Pharmaceuticals, Ltd.
     Such companies were selected based on: (i) similarity of business model to our business model; (ii) comparability to our company based on size, as measured by financial characteristics and number of employees; (iii) stage of product development; and (iv) financial performance.
     Radford provided us with information regarding compensation practices, including both cash and equity compensation, of companies comprising our peer group and published survey data using the 2008 Radford Global Life Sciences Executive Total Direct Compensation Survey. We believe that such information constituted appropriate guidelines for our compensation committee to compare proposed pay levels for our named executive officers with those of other companies in the life sciences industry. The purpose of using these data was to assist the decision makers in assessing whether the proposed executive compensation was competitive. The decision makers considered these data only as a guidepost to their evaluation of proposed compensation amounts, and there was no mandate that any actual compensation paid must fall within any set range. Our compensation committee and the board of directors believe that using the Radford data in this manner is essential to establishing an appropriate and competitive compensation structure.
     Our compensation committee and the board review this process each year and in future years may determine to measure executive compensation by reference to data of companies in a different percentile range if our performance criteria or results, as viewed by reference to our yearly budget, change significantly, or they may choose to implement a different process altogether. The compensation committee will review the composition of the peer group annually to ensure that companies comprising the peer group are relevant for comparative purposes.
Components of Our Executive Compensation Program
     Overview of Elements of Compensation
     Total compensation for our named executive officers is comprised of the following elements:
•	base salary;

•	cash incentive awards;

•	options and other equity-based awards (although we did not grant any of these awards to our named executive officers in 2008 other than to Mr. Nestor);

•	non-qualified deferred compensation plan contributions;

•	401(k) retirement plan contributions;

•	post-employment and change-in-control benefits, including severance protection; and

•	other benefits and perquisites.
     With respect to each of these elements, we provide the following discussion and analysis: (i) a description of the element; (ii) the objectives of each element; (iii) the specific performance that each element is designed to reward, if any; (iv) why we choose to pay each element; (v) how we determine the amount of each element; and (vi) how each element and our decisions regarding that element fit into our overall compensation objectives and affect decisions regarding those elements.

     Base Salary
     Base salary is paid to all employees, including our named executive officers, to provide them with a degree of financial certainty and a source of fixed compensation to meet their day-to-day living and other needs. We believe that our base salaries should be set competitively with other companies in our peer group and in the life sciences industry group in general so that they may serve to attract and retain talented executives.
     We generally set an initial base salary range for a particular executive level (for example, all officers with the title of Senior Vice President or President of a division) and then apply that range to all executives at that level. In establishing these base salary ranges, we consider:
•	the experience, education and skills required and value of the position to us and our operations;

•	the particular needs of our company for an executive at the level being considered;

•	our desire to promote a cohesive management team among executives of that level by establishing internal pay equity; and

•	proposed salaries for executives in similar positions in other companies in our peer group, as reflected in the Radford compensation survey data, applying the procedure described above in “ — Our Compensation Decisionmaking Process.”
     Once the base salary range is established for a particular executive level, we then determine the amount of salary that a specific executive officer will receive. For new hires or promotions to a particular executive level, we consider:
•	the individual experience, education and skills of the particular executive;

•	for promotion candidates, the executive’s prior performance and length of service with us and the salaries of any other executives at that level; and

•	other special circumstances applicable to the particular executive.
     We believe that generally the base salary levels we set for our named executive officers in 2008, except for Mr. Nestor, were less, and in some cases significantly less, than competitive compensation for an executive who:
•	is fully experienced and educated as required by the position;

•	is a strong performer and strong leader who makes solid contributions; and

•	possesses a full skill set for his or her position and applies those skills successfully.
     Based upon information available when Mr. Nestor was hired in March 2008, the salary we agreed to pay him fell between the 50th and 55th percentiles of the Radford data and exceeded base salaries available to our executive officers at that time. The compensation committee believed that this level of compensation was justified in Mr. Nestor’s case, as executives with Mr. Nestor’s experience are in relatively high demand. The committee also believed that providing Mr. Nestor with a higher relative level of salary was warranted because his expected performance in expanding the operations of our branded-products division would significantly enhance our financial performance and results of operations and, in turn, lead to increases in stockholder value.

     Increases in base salary are used to reward executives for their positive performance in the preceding year and to ensure that their salaries remain competitive.
     For 2008, we did not increase Dr. Hsiao’s or Dr. Hsu’s base salary. We believe that this decision appropriately promoted the alignment between the interests of our executive officers and stockholders while we sought to complete the audits and regain compliance with our public reporting requirements. Increases in Mr. Doll’s base salary through August 1, 2008 were fixed by the terms of his employment agreement with us. As for our other named executive officers, base salary adjustments are evaluated and proposed by the chief executive officer, whose proposals are reviewed by the compensation committee. At the beginning of each year, a set of objectives is prepared for, and discussed with, each such named executive officer. These objectives are tailored to each individual executive and are based upon his or her job responsibilities and on certain of our results of business and financial performance that reflect directly upon the executive’s duties. These objectives might include, for example:
•	achieving objective operating or financial metrics associated with the executive’s role, such as sales, product development milestones and activity levels, operating efficiency and product reliability;

•	developing and implementing particular policies, procedures and systems necessary for the smooth and proper operation or function of the particular business unit; and

•	hiring and retaining appropriate personnel to support specific business units.
     For 2008, we established these objectives to reflect our compensation philosophy of using pay to encourage and reward our named executive officers’ positive performance, as the achievement of the goals directly impacts whether base salaries are increased and the amount of any such increase. Some of the objectives established in 2008 required the executive to have met specific operating metrics, such as achieving increases in operating efficiency or submitting a stated number of applications to the FDA. These objectives were consistent with our philosophy of aligning the interests of our executives with those of our stockholders, because we believe the achievement of these goals had a direct or indirect impact on our results of operations, financial performance or profitability.
     The criteria we established to determine the increases in base salary of our named executive officers are the same as those we use to determine their respective annual cash incentive awards. See “— Cash Incentive Awards” below for a description of the types of individual and corporate performance goals, the achievement of which we evaluate to determine the named executive officer’s salary increase.
     In addition to the information provided by these evaluations, in an effort to maintain pay equity, the chief executive officer generally developed 2008 base salary increases for other named executive officers consistently among executives serving in similar capacities and with similar levels of responsibility. The amount of a named executive officer’s base salary may also serve as a reference point for determining the amount of his other compensation elements. For example, in 2008, the potential maximum annual cash incentive award for each executive was derived from a percentage of the executive’s base salary.
     For 2008, we made modest increases in Mr. Koch’s and Mr. Hildenbrand’s base salary to appropriately promote the alignment between the interests of our executive officers and stockholders while we sought to regain compliance with our public reporting requirements. Salary increases rewarded them for their achievement in substantial part of stated performance goals during the year. Specific performance goal information for each of these named executive officers is provided below in “— Cash Incentive Awards.”

     Cash Incentive Awards
          Annual Cash Incentive Awards
     Through annual cash incentive awards, we provide our named executive officers with an increased cash compensation opportunity and reward them for attaining short-term, rather than long-term, individual and corporate goals. We believe that a meaningful amount of executive compensation should be variable and contingent on individual and corporate performance. Establishing executive compensation that is rewarded upon the achievement of these performance-based criteria, discussed in more detail below, supports our goal of providing incentives to our executives who dedicate their full efforts toward achieving our performance objectives, which in turn makes our business successful and contributes to increases in stockholder value in the short-term. Generally, our named executive officers who have been in their position during the year are eligible to receive these cash incentive awards. While our 1999 employment agreements with Drs. Hsiao and Hsu provide that their annual cash incentive payments will be equal, at the time of Dr. Hsiao’s appointment as non-executive Chairman in 2004 his agreement was orally modified to provide that only his annual cash incentive target would be the same as Dr. Hsu’s, with any actual award being based upon his and Dr. Hsu’s respective individual performance. As a result of Dr. Hsiao’s changing role from an executive to a non-executive position, the compensation committee determined to forego any cash incentive award to Dr. Hsiao for 2006, 2007 and 2008.
     Annual cash incentive awards are generally calculated based upon two primary variables: a percentage of base salary and performance goals that must be achieved to earn the award. In an effort to maintain pay parity, executives at the same job level and with similar degrees of responsibility will generally be assigned the same percentage of base salary.
     With the exception of Mr. Doll’s annual cash incentive award percentage, which was set at a target of 75% of his annual base salary in his employment agreement, the compensation committee evaluates and establishes base salary percentages for our named executive officers as part of the yearly compensation process. For 2008, the annual award target percentage for each of our named executive officers (other than Dr. Hsiao) was set at 75% of base salary, consistent with and in furtherance of the compensation objectives and philosophies described above. Once set, the compensation committee has the discretion to pay at above or below these percentage targets depending on our overall financial and operational performance and individual performance. The majority of actual cash incentive awards granted by the compensation committee for 2008 performance of our named executive officers were below the established 75% target.
     To determine whether or how much cash incentive compensation is to be received, each named executive officer is also evaluated against specified performance goals that are designed to ensure that payment of annual incentive compensation is tied to measurable positive performance and increases in stockholder value.
     During the first quarter of 2008, the board of directors and the compensation committee established individual goals for the chief executive officer. With respect to each other named executive officer, during the first quarter of 2008 the chief executive officer developed each executive specific individual performance goals and a set of corporate or company-wide goals. Individual goals were customized for the applicable executive and reflected the responsibilities and duties that we believe the executive should fulfill in connection with his particular position. Corporate goals reflected company performance as a whole and included criteria based on our achievement of particular performance targets, such as revenue and net income. The establishment of individual and corporate goals in 2008 was tied to and consistent with our compensation philosophy, as described above in “— Base Salary.”

     With the exception of the chief executive officer, in 2008, individual goals comprised two-thirds of the total possible cash incentive compensation. Our chief executive officer’s cash incentive award is generally determined based entirely upon individual goals, as our compensation committee believes it is important to have our chief executive officer’s cash compensation be determined by reference to the special contributions this officer can make to our overall growth and development. In 2008, we preferred to emphasize individual goals because we believed it was important to provide short-term, cash rewards to our named executive officers for performance that meets and exceeds what is expected of them. Used this way, our cash compensation program in 2008 rewarded the demonstration of the types of performance and presence of executive skill sets that in our experience are directly attributable to our growth and an increase in value to our stockholders.
     The individual performance goals used to determine cash incentive compensation in 2008 for the named executive officers who participated in the cash incentive program were as follows:

Executive Officer		General Description of Performance Goals

Larry Hsu	•	Develop a long-range plan for generic business, achieve targeted ANDA filings and product or technology in-licensing and hire division president;

	•	Develop a long-range plan for brand business, achieve targeted NDA filing and product development and hire division president; and

	•	Achieve acceptable litigation settlements, customer-service improvement targets, and successful regulatory inspections, regain current reporting status, and meet milestones for new Taiwan facility.

Arthur A. Koch, Jr.	•	Regain current reporting status, achieve budgeted expense targets and hire investment relations director;

	•	Enhance information technology capabilities; and

	•	Provide timely budget variation reports at operating department level.

Charles Hildenbrand	•	Achieve timely customer shipment and product backorder targets;

	•	Achieve specified product quality targets;

	•	Pass all regulatory and customer inspections; and

	•	Achieve specified target of manufacturing costs as percentage of net sales.

Michael Nestor	•	Achieve target NDA submission and finalize Phase III clinical protocol;

	•	Achieve development milestones for existing product under development;

	•	Initiate feasibility studies for new products;

	•	Finalize additional co-promotion agreement and hire vice president for business development; and

	•	Achieve specific sales and marketing goals.

     Except with respect to Dr. Hsiao (who did not receive any cash incentive compensation in 2008) and the chief executive officer, in 2008, corporate performance goals represented one-third of the total weight in determining the named executive officer’s annual cash incentive awards, which we believe was appropriate to reflect our philosophy that executive performance must benefit our company in ways that can be objectively measured and quantified.
     For 2008, our corporate performance goals were comprised of the following: (i) an internal revenue target based on revenues adjusted for certain deferrals under Staff Accounting Bulletin No. 104 and (ii) an internal profit target based on the metric calculated by deducting our expenses determined in accordance with U.S. Generally Accepted Accounting Principles, referred to as “GAAP,” from the internal revenues described in (i) above. Because we defer a substantial portion of the revenue realized under our alliance agreements, we do not believe our results determined in accordance with GAAP provide as accurate a measure of our executives’ annual contribution to corporate performance as non-GAAP financial measures that reflect the flows of the products subject to these agreements to drug wholesalers and other ultimate customers as reported to us by our marketing partners.
     The 2008 corporate performance goals were recommended by our chief executive officer and set by the compensation committee based on their assessment of current and anticipated market and other conditions affecting our business and the goals. In the view of the compensation committee, payout on these performance goals in 2008 required substantial achievement by each named executive officer. Because our 2008 revenue-based and profit-based performance goals were ultimately achieved at these targets, all named executive officers received a cash incentive award payout based upon the achievement of such performance. The use of identical performance goals tied to substantive increases in the revenue- and profit-based criteria for all of our named executive officers supports our stated compensation philosophies of rewarding named executive officers for positive performance, aligning the interests of our executives with those of our stockholders and maintaining executive cohesion and teamwork through the implementation of similar pay structures for our executives.
     All performance goals are disclosed to and discussed with each executive at the beginning of the year. An executive must be actively employed by us on the payment date to receive an annual cash incentive award. Each set of performance goals counts for a portion of the total potential bonus that may be received, and items constituting individual performance goals are individually weighted. The portion of the bonus based on overall corporate performance is earned in full if the goals are met. Payouts of cash incentive awards are determined in part by the compensation committee’s or chief executive officer’s determination as to whether such goals were achieved in whole or in part. See “— Summary Compensation Table” and “— Grants of Plan-Based Awards During Year Ended December 31, 2008” for the amounts related to actual cash incentive awards paid out by us and the target annual cash incentive awards for 2008 performance.
          Special Cash Bonuses
     On December 30, 2008, our board of directors approved the recommendation of the compensation committee for the payment of special cash bonuses to Dr. Hsu, Mr. Koch and Mr. Hildenbrand in recognition of their significant contribution to the achievement of a number of critical objectives and to partially address the gap between the compensation available to our executives during 2008 and earlier and the compensation of executives at the companies comprising our peer group. The principal achievements underlying the special cash bonuses were:

•	Successful launch of generic Ditropan in 2006;

•	Successful launch of Bupropion 300mg ER in 2006;

•	Successful renegotiation of the DAVA agreement in 2007;

•	Successful negotiation of settlement of OxyContin litigation in 2007;

•	Successful response to FDA regarding customer concerns of bioequivalence of the generic Wellbutrin 300mg XL product;

•	Obtaining determination of SEC not to object to proposed new method of revenue recognition;

•	Successful recruitment of the President and Chief Scientific Officer to lead Impax Pharmaceuticals Division, our brand-products division, and increase of R&D scientist complement to 45;

•	Achievement of record sales, gross profit and net income in 2007 of $274 million, $166 million and $126 million, respectively;

•	Successful negotiation to repurchase and retire approximately $63 million of convertible debt at a discount in 2008;

•	Completion of 2004 through 2007 audits;

•	Filing of registration statement on Form 10 in 2008;

•	Successful negotiation of $25 million antitrust settlement in 2008;

•	Successful negotiation of patent infringement litigation resulting in gross proceeds of between $40 and $63 million depending on milestones achieved;

•	Progress on the construction of a second manufacturing facility in Taiwan; and

•	Successful recruitment of the President of Global Pharmaceuticals Division, our generic-products division.
     The Summary Compensation Table beginning on page 30 provides the amount of each respective officer’s special cash bonus.
     The special cash bonuses represented discretionary bonuses, which supplemented our annual cash incentive awards and intended to reward extraordinary performance of these executive officers in 2006, 2007 and 2008. These special cash bonuses reflect our compensation objective of providing competitive compensation to attract, motivate and retain top executive talent and ensure that executive compensation reflects positive performance that can be tied to measurable increases in stockholder value.
     Equity Awards
     We maintain the 2002 Plan for the purpose of granting stock options and other equity-based awards, such as stock appreciation rights (commonly known as SARs) and stock bonus awards (also known as restricted stock awards), to our employees, including our named executive officers. We have historically granted to our named executive officers only stock options, including incentive stock options and non-qualified stock options, under the 2002 plan. Except for the grant of 30,000 shares of restricted stock and an option to purchase 75,000 shares of our common stock to Michael Nestor in connection with his hiring as President of Impax Pharmaceuticals, our branded products division, we did not grant equity awards to any of our named executive officers during 2008. In 2008, our compensation committee determined to defer the grant of equity awards to our named executive officers (except for Mr. Nestor in connection with his hiring) while we were in the process of regaining compliance with our public reporting requirements. Our compensation committee will consider making awards of stock options or other equity incentive awards to our named executive officers in 2009.
     Option awards produce value to our named executive officers only if the price of our stock appreciates, and then only to the extent of the excess of our stock price over the exercise price of the option. Our stock options are granted with an exercise price equal to the fair market value on the date of grant to avoid providing any immediate benefit to the named executive officer upon grant. Option awards also link the interests of our executives to our stockholders in that the exercise of an option would result in the executive being issued shares of our common stock. Because they generally vest incrementally over time, options create an incentive for named executive officers to continue their employment with us for extended periods after the initial grant.
     We have established procedures for granting equity awards to all of our eligible employees, including our named executive officers. Each year we establish a stock option or stock bonus award amount, referred to as the “equity compensation award,” for each level of responsibility within our organization, subject to approval by the compensation committee. In arriving at the option component of the equity compensation award, we use a number of factors, including the grant date fair value of the option as determined by SFAS No. 123R and the percentage of total shares outstanding that each option would represent if exercised in full. Grants are made in the following three ways:
•	New hires and promotions. During the first week of the third month of each calendar quarter we grant an equity compensation award to any employee who was hired or promoted during the preceding quarter (the grant to promoted employees being made only to the extent necessary to make their equity compensation award comparable to those made to others at the new level of responsibility).

•	Annual grants. During the second two weeks of each October we make an annual equity compensation grant to each eligible employee.

•	Special grants. During the final week of each June and December, we make special awards for exemplary individual performance to non-executive employees selected by the chief executive officer from a pool of candidates recommended by senior management.
     The board of directors or compensation committee, however, retains discretion, in appropriate circumstances, to provide a different amount of equity awards for both the new hire/promotion and the annual grants. We might, for example, increase the number of options above the specified amount if needed to retain an executive who would, upon leaving his current position, be required to forfeit a substantial unvested option or restricted stock position. We have not, and in the future do not intend to, time the award of any equity-based compensation to coincide with the release of favorable or unfavorable information about us.
     Our equity awards are issued as long-term compensation that generally vest over a period of four years. This is consistent with our philosophy of linking the financial interests of our named executive officers to that of stockholders. The long-term compensation balances the short-term compensation paid in the form of base salary, annual incentive awards and special cash bonuses.
     For all of our equity awards, we establish the amount to be awarded to each of our named executive officers based upon the level of each position. As part of our goal of maintaining pay parity wherever possible, we tend to grant the same or similar amounts of options to executives with similar titles and levels of responsibility. Grants of awards to our executive officers under the 2002 plan are recommended by the compensation committee for the board approval. For all named executive officers, except our chief executive officer and Dr. Hsiao, option amounts and terms are generally proposed by our chief executive officer, subject to ultimate approval by the board of directors upon the compensation committee’ recommendation. Option grants to our chief executive officer and Dr. Hsiao are determined solely by the board of directors upon the recommendation of the compensation committee.
     Pursuant to our March 2008 employment agreement with Mr. Nestor, we granted him shares of restricted stock and an option to purchase shares of our common stock. We agreed to issue these awards even though we had generally suspended the granting of equity awards to our executive officers, as discussed above. We decided to take a different approach to equity awards under Mr. Nestor’s agreement because we believed that Mr. Nestor would be a valuable asset to our company, and we recognized that there was significant competition in our industry for employees with Mr. Nestor’s experience.
     We believe our decision to grant these options and restricted stock awards to Mr. Nestor was consistent with many aspects of our overall compensation philosophy, including:
•	Aligning Mr. Nestor’s interests with those of our stockholders and rewarding him for positive performance — we chose equity-based compensation to provide Mr. Nestor with an economic benefit that increased in value only if our share price increased, thus aligning his interests with those of our stockholders. Also, because we believed that Mr. Nestor’s contributions would have a direct positive impact on our operating and financial success, it was our view that increases in value of these equity-based awards stemming from our financial performance would reward him for efforts that generated direct or indirect increases in stockholder value.

•	Retaining and motivating Mr. Nestor’s employment with us — we chose to grant equity awards with long-term vesting periods in an effort to retain the employment of this executive over an extended period of time. We also believed that the grant of equity awards that increased in value over time as our operating performance continued to improve would serve to encourage him to maintain positive performance with us in future years.
     401(k) Plan and Non-Qualified Deferred Compensation Plan Contributions
     Retirement plans, in general, are designed to provide executives with financial security after their employment has terminated and, through the incremental vesting of our matching contributions to such plans over time, provide a retentive element to the overall pay package. Our named executive officers are eligible to participate in the Impax 401(k) Profit Sharing Plan, which allows them to contribute a portion of their base salary and bonus to support their financial needs upon retirement. We also contribute to each participant’s account an amount equal to 50% of the amount contributed by the named executive officer, with our contribution not to exceed 3% of the participant’s annual total compensation. Our matching contributions to the 401(k) plan vest depending on the number of years the named executive officer has worked at our company, with all matching contributions vesting after the third year of service. Amounts contributed to the 401(k) plan are invested in one or more investment fund options. Participants generally do not pay U.S. federal income tax on contributions to or earnings in the 401(k) plan until the participant makes withdrawals from his or her plan account.
     Our named executive officers also are eligible to participate in the Impax Laboratories, Inc. Executive Non-Qualified Deferred Compensation Plan, restated effective January 1, 2005. See “— Non-Qualified Deferred Compensation During Year Ended December 31, 2008” and “— Narrative Disclosure to Non-Qualified Deferred Compensation Table.” We make a matching contribution for each participant equal to 50% of the participant’s contribution, not to exceed 5% of the participant’s base pay and cash incentive award per year. A participant’s account is notionally invested in one or more investment funds and the value of the account is determined with respect such investment allocations. We retain the discretion to reduce the level of matching contributions or eliminate them altogether, but we have not chosen to do so.
     These benefits are offered to provide financial security for our executives, and are consistent with our goal of attracting and retaining our executives. Because we do not provide either a qualified or a non-qualified defined benefit pension plan (often referred to as a SERP), we believe that the overall retirement plan benefits for our named executive officers are modest as compared to other public companies of our size. We also believe these contributions represent standard benefits that executive-level employees of public companies commonly receive. For these reasons, we do not take these matching contributions into consideration when setting other aspects of compensation for our executive officers.
     2008 Agreements with Executive Officers
     In connection with establishing Impax Pharmaceuticals, our branded-products division, we intended to hire an executive who would lead the business development and expand the operations of the division. In February 2008, we discussed with Mr. Nestor his potential employment at our company as President of Impax Pharmaceuticals, with Dr. Hsu leading these discussions for us. In March 2008, after discussions between the parties had been successfully concluded, we entered into an employment agreement with Mr. Nestor. See “— Narrative Disclosure to Summary Compensation and Grants of Plan-Based Awards Tables” for a summary of certain material terms of Mr. Nestor’s employment agreement.
     In July 2008, David Doll informed us of his intent to resign from his position as our Executive Vice President, Commercial Operations. In connection with Mr. Doll’s resignation, we discussed with him the terms of his separation agreement and mutual release from all claims, with Mr. Koch leading these discussions for us. On July 30, 2008, after discussions between the parties had been successfully concluded, we entered into a separation agreement and general release with Mr. Doll, under which he resigned his position effective August 1, 2008 and his employment agreement was terminated. Mr. Doll’s rights with respect to equity awards under the employment agreement, as well as his rights under fully vested options to purchase 172,500 shares of common stock separately held by Mr. Doll, were terminated in connection with his resignation. Pursuant to the terms of Mr. Doll’s employment agreement and in full and complete settlement of all claims that Mr. Doll had or might have against our company, we agreed to pay Mr. Doll separation benefits consisting of a severance payment of $620,000 and 94,705 shares of our common stock.
     Post-Employment and Change-in-Control Benefits
     Severance payments provided by us include a cash payment that is generally based upon the salary and annual incentive payment history of the named executive officer at issue. Severance benefits may also include the accelerated vesting of our matching contributions under the non-qualified deferred compensation plan, the accelerated vesting of stock options and stock bonus awards, and the extension of the exercisability of an award.
     Generally speaking, we provide severance to our executives to give them financial security in the event they suffer an involuntary termination other than for cause. We believe that the risk or possibility of an involuntary termination or change in control creates uncertainty for named executive officers regarding their continued employment with us. These scenarios may include, among other things, a termination of employment or a change in an executive’s job location, position or duties, whether on an individual basis or due to an overall reduction in or change to our workforce, or a change in other members of senior management resulting from a change in control event. As a result, our severance benefits are linked to our compensation philosophy of encouraging the long-term retention of our executives.
     Severance benefits for a change in control, as specified in the December 1999 employment agreement with Dr. Hsu, are paid pursuant to a “single trigger”; that is, they are earned regardless of whether the executive has been terminated or demoted or has otherwise experienced any diminution in compensation or duties. We believe that a single trigger gives our executives a modest level of financial security in the event that we experience a change in control, regardless of whether the executive has suffered or will suffer any specific adverse employment circumstance.
     We believe that all of our severance and termination-related benefits are typical of those received by other executives in our industry in both structure and amount. See “— Potential Payments upon Termination or Change in Control” for a summary of these severance and change in control provisions, the amount of potential payments that our named executive officers might receive and the method by which these benefit levels were determined.
     Other Benefits and Perquisites
     Our named executive officers participate in a wide array of benefit plans that are available to all of our salaried employees generally, including an employee stock purchase plan as well as medical, dental, vision, life and short-term and long-term disability insurance plans. We generally do not offer our named executive officers any material compensation in the form of perquisites. Although we reimbursed our named executive officers for their respective life insurance and long-term disability insurance premium payments, on a tax gross up basis, in order to provide financial security for our executives, we do not intend to continue to offer such reimbursements on a tax gross up basis in the future. We generally do not offer our named executive officers any other material compensation in the form of perquisites. We did, however, reimburse Mr. Nestor, on a tax gross-up basis, for relocation expenses and temporary housing expenses incurred in connection with his move from North Carolina to California. The reimbursement of such expenses was consistent with our philosophy of seeking to attract, motivate and retain Mr. Nestor as President of Impax Pharmaceuticals in light of significant competition in our industry for employees with Mr. Nestor’s level of experience and our belief that Mr. Nestor’s successful performance would contribute directly to our stockholder value.
Tax and Accounting Treatment of Compensation
     Section 162(m)
     Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, currently limits the deductibility for U.S. federal income tax purposes of certain compensation paid in any year by a publicly held corporation to an individual who, as of the end of the taxable year, is its chief executive officer and any other employee whose compensation is required to be reported to stockholders by reason of being among the three most highly compensated officers. As a result of Section 162(m), we cannot deduct for U.S. federal income tax purposes any compensation paid to any of these employees in an amount over $1 million unless the compensation is “performance-based compensation” as defined under Section 162(m) of the Code.
     Amounts we pay as base salary and cash incentive compensation, including special cash bonuses granted in 2008, do not qualify for the “performance-based compensation” exception. We intend that options issued under our 2002 plan will not be subject to the $1 million limitation in reliance upon this exception, but compliance with the performance-based compensation exception is subject to a number of very technical requirements. Further, several types of awards issued under our 2002 plan, including restricted stock, will not meet the requirements of the performance-based exception. There can be no assurance that we will be able to comply or that we will intend to comply with all of these requirements in the future.
     Section 280G
     Under Section 280G of the Code, a 20% excise tax is imposed upon named executive officers and other executive officers or employees who receive an “excess parachute payment” upon a change in control. An excess parachute payment is deemed to be received to the extent that such a change-in-control payment exceeds an amount approximating three times the employee’s average annual compensation, determined by a five-year average. A company also loses its tax deduction for any excess parachute payments made.
     We attempt to structure our severance packages so that they do not trigger an excess parachute payment (or a corresponding loss of our tax deduction), but there is no guarantee that the severance arrangements we have entered into will not require such a payment if and when they are triggered. Our employment agreements typically do not require us to reimburse an executive officer for the amount of any excise tax owed as a result of an excess parachute payment.
     Section 409A
     Section 409A of the Code provides for the payment of additional taxes by our directors, officers and employees with respect to various deferred compensation arrangements we maintain, including:

•	employment and severance agreements between us and our officers;

•	our non-qualified deferred compensation plan; and

•	other compensation arrangements we enter into with our directors, officers and employees.
     Generally, however, Section 409A of the Code does not apply to incentive stock options and nonqualified stock options that are granted at fair market value if no deferral is provided beyond exercise. Section 409A also does not apply to our stock bonus awards. In the event that a deferred compensation arrangement fails to comply with Section 409A in form or operation, an officer, director or employee may become subject to:
•	the imposition of U.S. federal income tax, and potentially state and local income tax, on all amounts deferred in the tax year in which the amounts are deferred (or, if later, in the tax year when the receipt of the benefits is no longer subject to a substantial risk of forfeiture);

•	a penalty tax of 20% of the includable amount (in addition to the regular income tax at ordinary income rates); and

•	interest at the underpayment rate plus 1 percent from the time the amount was first deferred (or, if later, the tax year when the benefits are no longer subject to a substantial risk of forfeiture) until the time the amount is included in income.
     SFAS No. 123R
     Accounting rules and pronouncements govern how we value option and stock bonus awards that we make and when those awards are to be recognized as compensation expense on our consolidated financial statements. Under SFAS No. 123R, we calculate the full grant date fair value of awards using a variety of assumptions. This calculation is performed for accounting purposes, as an executive officer might never realize any value from the award. This may happen, for example, when the value of a share of stock on which the executive holds an option falls below the exercise price of the option and remains below the exercise price, rendering the option worthless to the executive. SFAS No. 123R also requires that companies recognize the compensation cost of a stock option or stock bonus award proportionately over the period that an employee is required to render service in exchange for a share-based payment.
     In the Summary Compensation Table on page 30, the dollar amounts shown in the “Option Awards” column represent the compensation expense recognized by us in 2008 for awards made prior to 2007. These amounts do not necessarily represent the value received by an executive officer during 2008. To date, the SFAS No. 123R expense has not been a significant factor in setting or changing our equity compensation grant practices.

Summary Compensation Table
     The following table sets forth information relating to all compensation awarded to, earned by or paid to the following individuals for all services rendered in all capacities to us and our subsidiaries during each of the years ended December 31, 2008, 2007 and 2006, respectively:
•	all individuals who served as our principal executive officer during the year ended December 31, 2008;

•	our principal financial officer;

•	our two most highly compensated executive officers whose total compensation for the year ended December 31, 2008 exceeded $100,000; and

•	our former Executive Vice President, Commercial Operations.

						Non-Equity
				Stock	Option	Incentive Plan	All Other
Name and		Salary	Bonus	Awards	Awards	Compensation	Compensation		Total
Principal Position	Year	($)	($)	($)(1)	($)(1)	($)(2)	($)(3)		($)
Larry Hsu, Ph.D.	2008	375,000	956,860	—	—	276,281	101,953	(4)	1,710,094
President and Chief Executive Officer (principal executive officer)	2007	375,000	—	—	6,976	243,750	63,292	(4)	689,018
	2006	394,231	—	—	49,014	253,125	54,128	(4)	750,498

Arthur A. Koch, Jr.	2008	250,000	421,909	—	—	186,688	60,741	(5)	919,338
Senior Vice President, Finance and Chief Financial Officer (principal financial officer)	2007	243,472	—	—	—	167,500	34,713	(5)	445,685
	2006	230,937	—	—	—	143,902	27,250	(5)	402,089

Charles V. Hildenbrand	2008	220,662	331,200	—	—	138,300	46,147	(6)	736,309
Senior Vice President,-Operations	2007	219,801	—	—	—	143,430	31,483	(6)	394,714
	2006	204,148	—	—	—	124,189	25,943	(6)	354,280

Michael J. Nestor (7)	2008	302,404	—	37,319	60,058	218,902	107,289	(8)	725,972
President, IMPAX Pharmaceuticals division (commencing March 31, 2008)

Charles Hsiao, Ph.D. (9)	2008	250,962	—	—	—	—	19,324	(10)	270,286
Former Chairman (through August 14, 2008) (former principal executive officer)	2007	375,000	—	—	6,976	—	37,662	(10)	419,638
	2006	394,231	—	—	49,014	—	56,325	(10)	499,570

David S. Doll (11)	2008	242,827	—	—	—	—	1,593,386	(12)(13)	1,836,213
Former Executive Vice President, Commercial Operations (through August 1, 2008)	2007	324,250	—	—	2,790	216,745	38,544	(13)	582,239
	2006	288,315	—	—	18,053	197,650	28,595	(13)	532,613

(1)	Represents the dollar amount of share-based compensation expense recognized for financial statement reporting purposes for the years ended December 31, 2008, 2007 and 2006, as applicable, in accordance with SFAS No. 123R based on assumptions set forth in Note 15 to the consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 12, 2009 and disregarding the estimate of forfeitures related to service-based vesting conditions. Except for Mr. Nestor, these dollar amounts relate to awards granted prior to 2008, 2007 and 2006, as applicable.

(2)	Represents annual cash incentive awards paid in 2009 for 2008 performance, paid in 2008 for 2007 performance and paid in 2007 for 2006 performance. Special cash bonuses paid in December 2008 are included in the “Bonus” column.

(3)	In 2008, we paid matching contributions on amounts deferred by our named executive officers to our non-qualified deferred compensation plan and 401(k) plan from their respective 2008 salaries, 2008 bonuses and cash incentive awards paid in 2008 with respect to 2007 performance. Our matching contributions for 2007 relate to amounts deferred by our named executive officers to our non-qualified deferred compensation plan and 401(k) plan from their respective 2007 salaries and cash incentive awards paid in 2007 with respect to 2006 performance. Our matching contributions for 2006 relate to amounts deferred by our named executive officers to our non-qualified deferred compensation plan and 401(k) plan from their respective 2006 salaries and cash incentive awards paid in 2006 with respect to 2005 and 2004 performance.

(4)	Includes the following payments: (i) our matching contribution of $78,780, $31,406 and $41,350 under our non-qualified deferred compensation plan, with respect to the years ended December 31, 2008, 2007 and 2006, respectively; (ii) our matching contributions of $7,431, $10,655 and $9,922 under our 401(k) plan, with respect to the years ended December 31, 2008, 2007 and 2006, respectively; and (iii) our life insurance and long-term disability insurance premium payments during the years ended December 31, 2008, 2007 and 2006, respectively, of $15,742, $21,231 and $2,856 in the aggregate, including a tax gross-up in the amount of $5,628, $7,590 and $1,021, respectively.

(5)	Includes the following payments: (i) our matching contribution of $41,970, $19,369 and $14,371 under our non-qualified deferred compensation plan, with respect to the years ended December 31, 2008, 2007 and 2006, respectively; (ii) our matching contributions of $8,054, $7,991 and $5,766 under our 401(k) plan, with respect to the years ended December 31, 2008, 2007 and 2006, respectively; and (iii) our life insurance and long-term disability insurance premium payments during the years ended December 31, 2008, 2007 and 2006, respectively, of $10,717, $7,353 and $7,113, in the aggregate, including a tax gross-up in the amount of $3,281, $2,251 and $2,177, respectively.

(6)	Includes the following payments: (i) our matching contribution of $20,859, $6,880 and $3,184 under our non-qualified deferred compensation plan, with respect to the years ended December 31, 2008, 2007 and 2006, respectively; (ii) our matching contributions of $10,254, $10,235 and $8,391 under our 401(k) plan, with respect to the years ended December 31, 2008, 2007 and 2006, respectively; and (iii) our life insurance and long-term disability insurance premium payments during the years ended December 31, 2008, 2007 and 2006, respectively, of $15,034, $14,368 and $14,368, in the aggregate, including a tax gross-up in the amount of $5,375, $5,137 and $5,137, respectively.

(7)	Mr. Michael J. Nestor was appointed President of Impax Pharmaceuticals, our branded products division, effective March 31, 2008.

(8)	Includes the following payments: (i) our reimbursement of Mr. Nestor’s temporary housing expenses of $30,483, including a tax gross-up in the amount of $10,898, and (ii) our reimbursement of Mr. Nestor’s relocation expenses of $76,806, including a tax gross-up in the amount of $39,306.

(9)	Dr. Charles Hsiao, Ph.D., our former Chairman, died on August 14, 2008.

(10)	Includes the following payments: (i) our matching contribution of $12,548, $18,750 and $41,833 under our non-qualified deferred compensation plan, with respect to the years ended December 31, 2008, 2007 and 2006, respectively; (ii) our matching contributions of $6,776, $13,577 and $10,211 under our 401(k) plan, with respect to the years ended December 31, 2008, 2007 and 2006, respectively; and (iii) our life insurance and long-term disability insurance premium payments during the years ended December 31, 2007 and 2006, respectively, of $5,335 and $4,281, in the aggregate, including a tax gross-up in the amount of $1,907 and $1,531, respectively. We did not make premium payments on Dr. Hsiao’s life insurance and long-term disability insurance during the year December 31, 2008.

(11)	Mr. Doll resigned effective August 1, 2008.

(12)	Includes a $620,000 cash payment to Mr. Doll, $807,834 as value attributed to the stock issued pursuant to his July 30, 2008 separation agreement, $16,656 as consulting fees earned between September 4, 2008 and December 31, 2008 and $82,721 as value attributed to the stock issued pursuant to his September 4, 2008 consulting agreement.

(13)	Includes the following payments: (i) our matching contribution of $53,979, $26,095 and $18,504 under our non-qualified deferred compensation plan, with respect to the years ended December 31, 2008, 2007 and 2006, respectively; (ii) our matching contributions of $9,856, $7,518 and $7,500 under our 401(k) plan, with respect to the years ended December 31, 2008, 2007 and 2006, respectively; and (iii) our life insurance and long-term disability insurance premium payments during the years ended December 31, 2008, 2007 and 2006, respectively, of $2,340, $4,931 and $2,591, in the aggregate, including a tax gross-up in the amount of $716, $1,509 and $793, respectively.

Grants of Plan-Based Awards During Year Ended December 31, 2008
     The following table sets forth information regarding grants of plan-based awards to our named executive officers during the year ended December 31, 2008. Except for the grants of an option and restricted stock to Mr. Nestor, we did not grant any equity awards to our named executive officers under the 2002 plan during 2008.

		Estimated Possible Payouts
		Under Non-Equity Incentive
		Plan Awards				All Other
					All Other	Option		Grant
					Stock	Awards:	Exercise	Date Fair
					Awards:	Number of	or Base	Value of
					Number of	Securities	Price of	Stock and
					Shares of	Underlying	Option	Option
		Threshold	Target	Maximum	Stock or	Options	Awards	Awards
Name	Grant Date	($)(1)	($)(2)	($)(1)	Units(#)(3)	(#)(3)	($/Sh)(3)	($)(4)
Larry Hsu, Ph.D.	—	—	281,250	—	—	—	—	—
Arthur A. Koch, Jr.	—	—	187,500	—	—	—	—	—
Charles V. Hildenbrand	—	—	165,497	—	—	—	—	—
Michael J. Nestor	—	—	226,803	—	—	—	—	—
	June 6, 2008	—	—	—	30,000	—	—	255,900
	June 6, 2008	—	—	—	—	75,000	8.53	411,810
Charles Hsiao, Ph.D.	—	—	—	—	—	—	—	—
David S. Doll	—	—	292,500	—	—	—	—	—

(1)	We do not establish threshold or maximum amounts, as such terms are used in this table under the applicable SEC rules, in connection with our non-equity incentive plan awards.

(2)	This amount represents a maximum award of 75% of the named executive officer’s base salary earned during the year ended December 31, 2008. The compensation committee retains its discretion to establish base salary percentages, which were set at 75% for all named executive officers for 2008. Once set, the compensation committee has the discretion to pay at above or below these percentage targets depending on our overall financial and operational performance and individual performance. See “ — Compensation Discussion and Analysis — Components of Our Executive Compensation Program — Cash Incentive Awards” for a discussion of performance goals that the named executive officers should achieve to earn the awards.

(3)	The common stock option and restricted stock awards shown in the table were made under our 2002 plan. The stock option and restricted stock grants vest in four equal annual installments beginning on the first anniversary of the date of grant. The exercise price of the option is the price of our common stock on the date of grant, as determined by the valuation firm engaged by us, which was the date when the compensation committee approved such award. Because our common stock was not listed or quoted on any public market from May 2008 until January 2009, in 2008, we engaged a valuation firm to assist us with the determination of the fair value of the shares of common stock at the stock option and restricted stock award grant dates. In this regard, the methods used to arrive at the fair value of the underlying stock price included a regression analysis, along with market multiples and discounted net cash flow analyses. The resulting fair value of $8.53 was used to establish the stock option exercise price and the fair value of the restricted stock.

(4)	Represents the fair value dollar amount of the common stock option and restricted stock grants in accordance with SFAS No. 123R based on assumptions set forth in Note 15 to the consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 12, 2009 and disregarding the estimate of forfeiture related to service-based vesting conditions.
Narrative Disclosure to Summary Compensation and Grants of Plan-Based Awards Tables
Agreements with Our Named Executive Officers
     During 2008 we had employment agreements with Drs. Hsiao and Hsu, and agreements with Messrs. Hildenbrand, Koch, Nestor and Doll. Mr. Nestor was appointed President of Impax Pharmaceuticals, our branded-products division, effective March 31, 2008. Dr. Hsiao, formerly our Chairman, died in August 2008 and Mr. Doll, formerly our Executive Vice President, Commercial Operations, resigned in August 2008. In connection with Mr. Doll’s resignation, we entered into a separation agreement with him.
     Agreements with Drs. Larry Hsu and Charles Hsiao
     At the closing of the merger of Global Pharmaceutical Corporation and Impax Pharmaceuticals, Inc., effective December 14, 1999, we entered into employment agreements with Dr. Hsiao and Dr. Hsu. In January 2004, we orally modified Dr. Hsiao’s employment agreement in connection with his changing role from an executive to a non-executive position. The oral modification provided that Drs. Hsiao’s and Hsu’s annual cash incentive award would no longer be equal. Although Drs. Hsiao’s and Hsu’s annual cash incentive target would remain the same, any actual award would be based upon Drs. Hsiao’s and Hsu’s respective individual performance.
     Each of the employment agreements contains substantially similar terms. The employment agreements contain initial three-year terms that automatically renew for successive one-year periods unless terminated by either party at least six months prior to the expiration of the initial term or any renewal term.
     Pursuant to the employment agreements, base salary for each executive was initially set at $175,000 per year, subject to discretionary increases in accordance with our normal procedures and policies. We also agreed to provide Drs. Hsiao and Hsu with additional compensation, including:
•	a bonus, based on criteria established by our board of directors;

•	full health, dental, vision and disability insurance, as well as life insurance and any other benefits customarily offered to our senior executive officers;

•	four weeks of paid vacation time annually; and

•	the reimbursement of all out-of-pocket expenses related to job performance.
     The employment agreements contain customary non-competition, non-interference, non-disclosure and assignment of inventions provisions.

     The employment agreements also contain provisions that provide for payments upon termination or a change in control. See “— Potential Payments upon Termination or Change in Control” for a discussion of the potential payments to Dr. Hsu upon termination or a change in control.
     Agreements with Charles Hildenbrand, Arthur A. Koch, Jr., Michael J. Nestor and David S. Doll
     We entered into agreements with Messrs. Hildenbrand, Koch and Nestor on August 31, 2004, February 10, 2005 and March 6, 2008, respectively. The agreements provide for at will employment and contain substantially similar terms summarized below. Pursuant to the agreements, annual base salary for Messrs. Hildenbrand, Koch and Nestor was initially set at $190,000, $220,000 and $425,000, respectively. In addition, Messrs. Hildenbrand, Koch and Nestor received an option to purchase 50,000, 50,000 and 75,000 shares of common stock, respectively. Mr. Nestor also received 30,000 shares of restricted common stock. Mr. Nestor’s stock option and restricted common stock vest in four equal annual installments beginning on the first anniversary of the date of grant. Messrs. Hildenbrand, Koch and Nestor are eligible to participate in our executive bonus program, employee stock purchase plan, non-qualified deferred compensation plan and any other benefit customarily offered to our executive officers. The agreements with Messrs. Hildenbrand and Nestor provided for relocation payments of $70,000 and $75,000, respectively. Mr. Nestor’s relocation payment was grossed up towards any relocation expenses incurred and we agreed to provide Mr. Nestor with temporary housing at a mutually agreeable location until his relocation was complete. Mr. Hildenbrand also received a $20,000 sign-on bonus.
     Our September 2006 employment agreement with Mr. Doll, formerly our Executive Vice President, Commercial Operations, set Mr. Doll’s initial annual base salary at $295,000 and provided for increases to $335,000 beginning February 1, 2007 and $395,000 beginning February 1, 2008. The maximum amount of Mr. Doll’s cash incentive award was set at 75% of his base salary. We entered into a separation agreement with Mr. Doll, dated July 30, 2008, under which he resigned his position effective August 1, 2008 and the employment agreement was terminated. See “— Potential Payments upon Termination or Change in Control” for a description of the terms of the separation agreement with Mr. Doll. Following Mr. Doll’s termination, we entered into a one-year consulting agreement with him effective September 4, 2008, under which, Mr. Doll agreed to provide us with certain litigation-related services upon our request.
Outstanding Equity Awards at December 31, 2008
     The following table sets forth the information regarding the outstanding option and stock awards for our named executive officers at December 31, 2008.

Stock Awards
		Option Awards					Market
		Number of	Number of			Number	Value of
		Securities	Securities			of Shares	Shares of
		Underlying	Underlying			of Stock	Stock
		Unexercised	Unexercised	Option		That	That
		Options	Options	Exercise	Option	Have Not	Have Not
		(#)	(#)	Price	Expiration	Vested	Vested
Name	Grant Date	Exercisable(1)	Unexercisable(1)	($)	Date	(#)(1)	(#)
Larry Hsu, Ph.D.	12/22/2000	50,000	—	5.00	12/22/2010	—	—
	03/08/2002	100,000	—	6.72	03/08/2012	—	—
	03/10/2003	75,000	—	3.04	03/10/2013	—	—

						Stock Awards
		Option Awards					Market
		Number of	Number of			Number	Value of
		Securities	Securities			of Shares	Shares of
		Underlying	Underlying			of Stock	Stock
		Unexercised	Unexercised	Option		That	That
		Options	Options	Exercise	Option	Have Not	Have Not
		(#)	(#)	Price	Expiration	Vested	Vested
Name	Grant Date	Exercisable(1)	Unexercisable(1)	($)	Date	(#)(1)	(#)
Arthur A. Koch, Jr.	02/22/2005	50,000	—	17.13	02/22/2015	—	—

Charles V. Hildenbrand	08/30/2004	50,000	—	14.55	08/30/2014	—	—
	09/21/2005	11,459	—	9.85	09/21/2015	—	—

Michael J. Nestor	06/06/2008	—	75,000	8.53	06/06/2018	30,000	—	(2)

Charles Hsiao, Ph.D.	12/22/2000	60,800	—	5.00	12/22/2010	—	—
	03/08/2002	100,000	—	6.72	03/08/2012	—	—
	03/10/2003	75,000	—	3.04	03/10/2013	—	—

David S. Doll	—	—	—	—	—	—	—

(1)	All options and restricted stock vest in four equal annual installments beginning on the first anniversary of the date of grant.

(2)	Shares of our common stock were not listed or quoted on any public market on December 31, 2008 and we did not perform an independent valuation of the value of our common stock at December 31, 2008. Therefore, we cannot calculate the market value of Mr. Nestor’s unvested shares of common stock at December 31, 2008.

Non-Qualified Deferred Compensation During Year Ended December 31, 2008
     The following table sets forth the benefits received by our named executive officers under our non-qualified deferred compensation plan during the year ended December 31, 2008 as well as the aggregate non-qualified deferred compensation balances at December 31, 2008:

					Aggregate
	Executive	Registrant	Aggregate	Aggregate	Balance at
	Contributions	Contributions	Earnings in	Withdrawals/	December 31,
	in 2008	in 2008	2008	Distributions	2008
Name	($)(1)	($)(2)	($)	($)	($)(3)
Larry Hsu, Ph.D.	157,561	78,780	(59,187)	—	497,706

Arthur A. Koch, Jr.	83,941	41,970	(70,970)	—	129,794

Charles V. Hildenbrand	41,718	20,859	(28,414)	—	46,617

Michael J. Nestor	—	—	—	—	—

Charles Hsiao, Ph.D.	25,096	12,548	(56,632)	(451,095)	—

David S. Doll	107,957	53,979	18,214	—	509,885

(1)	Represents amounts deferred by each named executive officer to our non-qualified deferred compensation plan and reported in the Summary Compensation Table above under “Salary” and “Bonus” for 2008, “Non-Equity Incentive Plan Compensation” for 2007, relating to cash incentive awards paid in 2008 for 2007 performance, and “All Other Compensation” relating to severance payments as follows:

			Non-Equity
			Incentive
			Contributions
	2008 Salary	2008 Bonus	for 2007	Severance
	Contributions	Contributions	Performance	Payment
Name	($)	($)	($)	Contributions
Larry Hsu, Ph.D.	37,500	95,686	24,375	—

Arthur A. Koch, Jr.	25,000	42,191	16,750	—

Charles V. Hildenbrand	13,240	19,872	8,606	—

Michael J. Nestor	—	—	—	—

Charles Hsiao, Ph.D.	25,096	—	—	—

David S. Doll	22,003	—	21,675	64,279

Amounts deferred by named executive officers to our non-qualified deferred compensation plan from their respective cash incentive awards paid in 2009 for 2008 performance and our matching contributions related to such deferred compensation made in 2009 will be included in the next year’s Non-Qualified Deferred Compensation table. Such amounts deferred by our named executive officers are included in the cash incentive awards reported under “Non-Equity Incentive Plan Compensation” for 2008 in the Summary Compensation Table above.

(2)	These amounts are reported under “All Other Compensation” in the Summary Compensation Table above.

(3)	Of the amounts shown, the following were included in the Summary Compensation Table and represent the amounts deferred by each named executive officer from the 2006 salary, 2007 salary and cash incentive awards paid in 2007 for 2006 performance, respectively: Dr. Hsiao — $39,423, $37,500 and $0, Dr. Hsu — $39,423, $37,500 and $25,313, Mr. Koch — $23,094, $24,347 and $14,390, Mr. Doll — $28,831, $32,425 and $19,765, and Mr. Hildenbrand — $4,777, $8,792 and $4,968. For information regarding named executive officers’ deferrals from their respective cash incentive awards earned for 2007 performance, see footnote 1 above. Our matching contributions relating to 2006 and 2007 salary payments and cash incentive awards paid in 2006 for 2005 and 2004 performance and paid in 2007 for 2006 performance were reported in “All Other Compensation” for 2006 and 2007, respectively, in the Summary Compensation Table above.
Narrative Disclosure to Non-Qualified Deferred Compensation Table
     Our non-qualified deferred compensation plan permits highly-compensated individuals to receive a similar level of benefits (in terms of the overall percentage of their income eligible for tax deferral and employer matching contributions) as are available to employees with lower levels of income. Participants in this plan may defer up to 10% of the participant’s base salary and cash incentive award payable in a given year. Participants may also credit their plan accounts with any excess deferrals that are to be returned to the participant from our 401(k) plan due to the application of the tax code’s participation and discrimination standards. We make a matching contribution for each participant equal to 50% of the participant’s contribution, not to exceed 5% of the participant’s base pay and cash incentive award. A participant’s account is notionally invested in one or more investment funds and the value of the account is determined with respect to such investment allocations. We have the ability to reduce the level of matching contribution or eliminate it altogether, but we have not chosen to do so. Participants are fully vested in their contributions when made. Our matching contributions vest depending on the number of years of service, with participants being fully vested after five years of service. No contributions are forfeited as a result of a separation due to death, disability, termination of the plan or a change in control.
     Benefits attributable to a participant may be valued as if they were invested in one or more investment funds (as set forth in the non-qualified deferred compensation plan), as directed by participants in writing. Participants may change their selection of investment funds from time to time in writing in accordance with the procedure established by the plan administrator. Changes will take effect as soon as administratively practicable. If a participant does not select an investment fund, the participant will be deemed to have selected the Alliance Money Market fund.
     If a participant terminates his or her employment, or an eligible consultant ceases to render service to us, for any reason, including death, we will pay the participant an amount equal to the value of the vested balance credited to the participant’s plan account. If the participant has died, the balance of that account will be paid to one or more beneficiaries designated by the participant. See “— Potential Payments upon Termination or Change in Control” for a description of the form of payouts, withdrawals and other distributions under our non-qualified deferred compensation plan.
Description of Equity Compensation Plans
     The following description of the material terms of the 2002 plan, Impax Laboratories, Inc. 2001 Non-Qualified Employee Stock Purchase Plan, referred to as the “2001 plan,” and Impax Laboratories,

Inc. 1999 Equity Incentive Plan, referred to as the “1999 plan,” is intended as a summary only and is qualified in its entirety by reference to the complete text of such plans. We have submitted the amendment and restatement of our 2002 plan for your approval at this annual meeting. See Proposal Two below for a description of the 2002 plan and the proposal to approve the amendment and restatement of the 2002 plan.
2002 Plan
     The 2002 plan authorizes the grant of incentive stock options, referred to as “ISOs,” nonstatutory stock options, SARs and stock bonus awards, to our officers, employees, directors and consultants, or those of our affiliates. We may also, from time to time, assume outstanding awards granted by another company by either granting an award under the 2002 plan in replacement of the award we assumed or by treating the assumed award as if it had been granted under the 2002 plan.
     Except for awards granted to our non-employee directors and the power to amend or terminate the plan, our board of directors may delegate its authority under the 2002 plan to a committee. This committee must consist of at least two directors who are “non-employee directors” under Exchange Act Rule 16b-3 and “outside directors” under Section 162(m) of the Code. However, if the committee does not meet either of these requirements, the validity of awards granted or actions taken under the 2002 plan will not be affected. The board of directors may also delegate nondiscretionary administrative duties to one or more of our employees. We have chosen to exercise this delegation of authority to the fullest extent permitted by the plan. Subject to the terms of the 2002 plan, the board of directors and, except for awards granted to our non-employee directors, the committee, can grant awards under the 2002 plan and determine the recipients and terms of those awards. They also can interpret the provisions of the 2002 plan and related award agreements, and generally otherwise administer the 2002 plan.
2001 Plan
     In February 2001, in order to encourage employee ownership of our common stock, the board approved the 2001 plan, under which we can issue 500,000 shares of common stock, subject to certain adjustments as set forth in such plan. The 2001 plan provides an opportunity for employees to purchase common stock at a 15% discount to the market price through payroll deductions or lump sum cash investments of up to $25,000 in any one calendar year. The 2001 plan is administered by the compensation committee, which has the authority to interpret, amend and make any determinations necessary to administer the 2001 plan.
1999 Plan
     Our stockholders adopted the 1999 plan in connection with the merger of Global Pharmaceutical Corporation with Impax Pharmaceuticals, Inc. effective December 14, 1999. In October 2000, our stockholders approved an increase in the number of shares of common stock authorized for issuance under the plan from 2,400,000 to 5,000,000. Except for the differences noted below in the summary of the 1999 plan, the material terms of the 1999 plan are substantially similar to those of the 2002 plan. See Proposal Two below for a description of the 2002 plan.
     Under the 1999 plan, we may issue up to 5,000,000 shares of our common stock. Our board of directors may adjust this maximum number without stockholder approval to give effect to any stock split, stock dividend, combination, recapitalization, or similar transaction with respect to our common stock. Shares subject to awards under the 1999 plan that are cancelled, expired, terminated, forfeited or withheld to satisfy the applicable purchase price or tax withholding obligations are again available for issuance under the 1999 plan. Under the 1999 plan, and subject to adjustments to reflect stock dividends and other changes in our common stock, the maximum number of shares of common stock with respect to which stock options or SARs may be granted during any calendar year to any employee may not exceed 300,000 shares. While the 1999 plan provides for the annual grant of options to purchase 2,000 shares of common stock to each of our non-employee directors, we did not grant options to our non-employee directors during 2005, 2006, 2007 or 2008 (nor did we grant options to our non-employee directors during those years under our 2002 plan, under which we had until 2005 granted each of them options to purchase 5,500 shares annually). Non-employee directors become eligible for such options after one year of service in that capacity. The options authorized are exercisable for 10 years, have an exercise price equal to the fair market value of the common stock on the date of grant, and generally vest in three equal increments over the three years following the grant. Upon termination of service, unvested options expire and vested options may be exercised for 90 days thereafter, except when termination is the result of death or disability, in which case the vested options may be exercised within one year.
Potential Payments upon Termination or Change in Control
     Upon termination of his employment or upon a change in control, each of our named executive officers may be entitled to receive from us payments and benefits under the following agreements and plans:
•	our employment agreement with Dr. Hsu;

•	our 1999 plan and 2002 plan; and

•	our non-qualified deferred compensation plan.
Employment Agreements
     The employment agreement with Dr. Hsu specifies our obligations to Dr. Hsu upon termination of his employment under various circumstances. The employment agreement may be terminated by either party on 30 days written notice, and by us at any time, for “cause.”
     Under the terms of the employment agreement, “cause” means:
•	a material breach of a provision relating to proprietary information, assignment of inventions, non-interference, non-disclosure and non-competition;

•	a material breach of any other provision not remedied within 30 days of such breach;

•	any act of fraud or embezzlement against us; or

•	any indictment for a felony or other crime that would cause injury to our reputation.
     Under the terms of the employment agreement, “good reason” means:
•	the assignment of duties or reduction in duties inconsistent with Dr. Hsu’s employment position;

•	the material reduction in salary or benefits not agreed to by Dr. Hsu;

•	a relocation requiring Dr. Hsu to commute more than 50 miles; or

•	a “change in control.”
     Under the terms of the employment agreement, a “change in control” is defined as:
•	the acquisition by any person or entity of ownership or control of more than 50% of our voting power;

•	a sale or disposition of assets totaling more than 50% of our value;

•	a merger or reorganization in which our stockholders, immediately prior to the merger, do not own a least 51% of our voting power after the merger;

•	any transaction where our stockholders, immediately prior to the transaction, do not own at least 51% of our voting power after the transaction; or

•	any other transaction that our board of directors determines would materially alter our structure, ownership or control.
     The table below sets forth the benefits that Dr. Hsu would be entitled to receive under his employment agreement should his employment terminate under the following specified circumstances:

Termination
Circumstance		Employment Agreement Benefit
Death or disability	•	Lump sum cash payment by us of accrued and unpaid salary and benefits through date of termination, including accrued but unused vacation time

	•	Payment by us, in accordance with our payment policy, of the lesser of: (i) an amount in cash equal to the executive’s salary and benefits for six months after the date of death or disability; or (ii) the entire amount in cash of remaining salary due and payable, from the date of death or disability to the scheduled expiration of the employment agreement

	•	Payment of a portion of any quarterly or annual bonus otherwise payable to the executive, prorated to reflect any early termination of the employment agreement relative to the performance period of the bonus

	•	Maintenance of the executive’s health, dental, vision and disability insurance at our cost for 18 months after the date of disability or until the executive accepts other employment that provides health insurance

	•	In the case of death, payment by the life insurance carrier of a death benefit of $1,000,000 to the executive’s beneficiary under a policy selected by the executive

	•	In the case of disability, payment by the disability insurance carrier of up to $250,000 in salary replacement benefits

Termination by us for cause or by the executive without good reason	•	Wages and benefits accrued to date or as provided by applicable law

Termination
Circumstance		Employment Agreement Benefit
Termination by us without cause or by the executive for good reason	•	Lump sum cash payment by us of accrued and unpaid base salary and benefits through date of termination, including accrued but unused vacation time

	•	Payment by us, in accordance with our payment policy, of the lesser of: (i) an amount in cash equal to the executive’s salary and benefits for six months after the date of termination; or (ii) the entire amount in cash of remaining salary due and payable, from the date of termination to the scheduled expiration of the employment agreement

	•	Maintenance of the executive’s health, dental, vision and disability insurance at our cost for 18 months after the date of termination or until the executive accepts other employment that provides health insurance
     In general, “disability” means any physical or mental illness that renders the executive incapable of substantially performing his duties under the agreement for a period of three consecutive months or six months in any twelve month period, as determined by a physician or psychiatrist, as applicable, selected by us.
     The table below includes a description and the amount of estimated payments and benefits that would be provided by us (or our successor) to Dr. Hsu under his employment agreement, assuming that a termination circumstance occurred as of December 31, 2008:

		Estimated Amount of
Potential Termination	Termination	Termination Payment/Benefit to
Payment or Benefit	Circumstance	Larry Hsu, Ph.D.($)
Payment of all accrued and unpaid salary through the termination date (1)	All	7,212
Payment of all accrued and unpaid benefits (including accrued but unused vacation time) through the termination date (2)	All	28,848
Cash payment (3)	Death, disability, termination by us without cause or termination by the executive for good reason	187,500
Continued participation in our health, dental, vision and disability insurance (4)	Disability, termination by us without cause or termination by the executive for good reason	2,164
Prorated portion of any quarterly or annual bonus otherwise payable (5)	Death or disability	276,281
Proceeds from required life insurance policy	Death	1,000,000
Payment of salary replacement benefits from required disability insurance policy	Disability	250,000

(1)	Because our executives are paid weekly, we have assumed that the amount of accrued but unpaid salary is equal to one week’s worth of 2008 salary.

(2)	Vacation time accrued but not taken was assumed to equal four weeks, which is the maximum amount of vacation time available for Dr. Hsu as of December 31, 2008.

(3)	We have assumed this amount to be equal to the value of Dr. Hsu’s salary and the cost of his benefits for a period of six months.

(4)	This amount represents our cost to provide Dr. Hsu with the same coverage he would have had on a non-employee basis on December 31, 2008 under all of the referenced plans as they existed on that date, for a period of 18 months. We have assumed that Dr. Hsu does not obtain other employment during this time period.

(5)	We have assumed that Dr. Hsu earned in full his annual cash incentive award for 2008 performance paid in 2009.
     We entered into a separation agreement with Mr. Doll, dated July 30, 2008, under which he resigned his position effective August 1, 2008, the September 1, 2006 employment agreement was terminated and Mr. Doll’s rights with respect to the options to purchase 60,000 shares of our common stock and stock bonus awards of 60,000 shares of common stock under the employment agreement, as well as his rights under fully vested options to purchase 172,500 shares of common stock separately held by Mr. Doll, were terminated. Under the separation agreement we paid Mr. Doll separation benefits consisting of a severance payment of $620,000 and 94,705 shares of our common stock. The agreement also subjects Mr. Doll to non-disclosure and non-disparagement provisions and prohibits him from soliciting our employees to leave their employment with us for a period of 36 months from the effective date of his resignation. We and Mr. Doll also executed mutual releases of any claim each might have against the other arising out of Mr. Doll’s employment.
     In August 2008, Dr. Hsiao, formerly our Chairman and a director since December 1999, died. Upon his death, pursuant to his employment agreement, we paid for all accrued and unpaid salary through his employment termination date.
Stock Incentive Plans
     The table below sets forth the benefits that each executive holding awards granted under our 1999 and 2002 plans would be entitled to receive should his employment terminate under the following specified circumstances. These rights and benefits may be amended or modified as otherwise determined by our board of directors at the time that a grant or award is made or, if the executive’s rights are not reduced, thereafter:

Termination Circumstance		Stock Incentive Plan Benefit

Death or disability	•	The vested portion of any stock option as of the date of death or disability may be exercised within one year from the date of death or disability, but in no event after the stated expiration of the option.

Termination other than death, disability or for cause (1)	•	The vested portion of any stock option as of the date of termination may be exercised within 30 days from the date of termination, but in no event after the stated expiration of the option.

(1)	Under the 1999 and 2002 plans, “cause” is defined as under an applicable employment or consulting agreement. If there is no such agreement or no such definition in an agreement, “cause” is defined to mean dishonesty, fraud, insubordination, willful misconduct, refusal to perform services or materially unsatisfactory performance of duties.
     Under each of our 1999 and 2002 plans, if, in the event of a “change in control,” the surviving corporation refuses to assume or to substitute with similar awards the outstanding awards granted under these plans, then all such outstanding awards will become immediately exercisable. The award will terminate if it is not exercised at or prior to the event constituting the change in control.
     For these purposes, a “change in control” means:
•	a sale of all or substantially all of our assets;

•	a merger or consolidation in which we are not the surviving corporation; or

•	a reverse merger in which we are the surviving corporation but the shares of our common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.
     Mr. Michael Nestor was the only named executive officer that held unvested options at December 31, 2008. Shares of our common stock were not listed or quoted on any public market on December 31, 2008 and we did not perform an independent valuation of the value of our common stock at December 31, 2008. Therefore, we cannot calculate the potential benefit of accelerating the vesting of the unvested portion of Mr. Nestor’s stock option as well as the potential benefit of extending the exercise period of options held by our named executive officers at December 31, 2008. As a result, our named executive officers would not realize the value of any potential benefits that each executive might be entitled to receive from us (or our successor) under the 1999 and 2002 plans (and related award agreements) assuming the change in control or termination of employment occurred as of December 31, 2008.
     Non-Qualified Deferred Compensation Plan
     Under our non-qualified deferred compensation plan, in the event of the termination of an executive’s employment with us, our board of directors may determine to cause the benefits attributable to our matching contributions in the executive’s plan account to be fully vested. In addition, matching contribution benefits may not be forfeited in the event of the termination of the deferred compensation plan, the executive’s death or disability, or a change in control.
     Payment of benefits under the deferred compensation plan to our named executive officers will be made:
•	upon disability, in monthly installments payable over a fixed period of five, ten or 15 years, as selected by the executive;

•	upon retirement, not earlier than the sixth month following the named executive officer’s retirement;

•	for any other reason, as follows: (i) unless the named executive officer selects otherwise, the vested balance of the executive’s account as of January 1, 2005, and any earnings attributable thereto, would be paid in a lump sum within 90 days of attaining age 65; and

(ii) the remaining balance of the executive’s account would be paid no earlier than the sixth month following the executive’s separation from service.
     In general, “disability” is defined as an illness or injury which completely prevents the executive from performing his or her occupation or which otherwise entitles the executive to receive long-term disability benefits under a plan or program for such benefits sponsored by us, and the participant is expected to be separated from service for a period of at least twelve months as a direct result of such illness or injury and has no reasonable prospect of returning to service with us, all as determined by the plan administrator. “Retirement” means any termination of employment, other than for death or disability, after attaining age 65, or attaining age 55 if the executive has been credited with five years of service under the deferred compensation plan.
     In general, a “change in control” means:
•	a change in ownership in which a person, group or entity acquires more than 50% of the total fair market value or total voting power of our stock;

•	a change in effective control in which:

•	a person, group or entity acquires (in a 12-month period) ownership of stock with 35% or more of the total voting power of our stock; or

•	a majority of our board of directors is replaced in a 12-month period by directors whose appointment or election was not endorsed by a majority of our board of directors before their appointment or election; or

•	a change in ownership of a substantial portion of our assets in which a person group or entity acquires 40% or more of the gross fair market value of our assets.
     The table below provides an estimate of the value of the potential benefits attributable to the unvested portion of the matching contributions made by us pursuant to the deferred compensation plan that each executive might be entitled to receive upon the termination of the executive’s employment, assuming that termination occurred on December 31, 2008.

Arthur A. Koch, Jr.	Charles V. Hildenbrand
$17,389(1)	$3,122(1)

(1)	Assumes that our board of directors approves the immediate vesting of 100% of the benefits attributable to the matching contributions made by us pursuant to the non-qualified deferred compensation plan upon a termination of the executive’s employment with us.
     In connection with Dr. Hsiao’s death in August 2008, $451,095 was withdrawn from his account under the non-qualified deferred compensation plan.
Compensation Committee Interlocks and Insider Participation
     Drs. Leslie Z. Benet and Nigel Ten Fleming and Mr. Robert L. Burr served as members of the compensation committee during the year ended December 31, 2008, Mr. Burr serving as chairman. None of them was a current or former officer or employee of, or engaged in certain related transactions with, as required to be disclosed by SEC regulations. Additionally, there were no compensation committee “interlocks” during the year ended December 31, 2008, which generally means that none of our executive officers served as a director or member of the compensation committee of any other entity that had an executive officer serving as a member of our board or our compensation committee.

COMPENSATION COMMITTEE REPORT
     The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K promulgated by the SEC. Based on such review and discussions, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K of the Company for the year ended December 31, 2008 and this proxy statement.
     This Compensation Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement, except to the extent that the Company specifically requests that the report be incorporated by reference.
THE COMPENSATION COMMITTEE
Robert L. Burr (Chairman)
Dr. Leslie Z. Benet
Dr. Nigel Ten Fleming

PROPOSAL TWO — APPROVAL OF
AMENDMENT AND RESTATEMENT OF 2002 EQUITY INCENTIVE PLAN
     You are being asked to approve the amendment and restatement of our 2002 plan, attached as Appendix A to this proxy statement, to:
•	satisfy certain requirements of the Internal Revenue Code of 1986, as amended, referred to as the “Code,” related to incentive stock options, or ISOs; and

•	increase the aggregate number of shares of our common stock that may be issued under such plan by 1,900,000 shares.
      As of the record date, there were options to purchase 6,473,863 and 1,975,063 shares of our common stock outstanding under the 2002 plan and 1999 plan, respectively. As of the record date and prior to the board approval of the increase in the number of shares available for issuance under the 2002 plan by 1,900,000 shares, we had 507,933 shares of common stock available for issuance of future equity awards under the 2002 plan. If you approve the amendment and restatement of the 2002 plan, we would have 2,407,933 shares of common stock available for issuance pursuant to future awards under the 2002 plan as well as 122,485 shares of common stock available for issuance under the 1999 plan.
     The 2002 plan was approved by our stockholders in May 2002. In August 2007, the board approved an amendment and restatement of the 2002 plan to:
•	amend Section 3 to increase the aggregate number of shares of common stock that may be issued under the 2002 plan from 4,000,000 to 6,500,000;

•	correct Section 3 to state that all shares of common stock that may be issued pursuant to the 2002 plan may be issued upon the exercise of ISOs;

•	amend Section 3 to provide that the maximum number of shares of common stock with respect to which stock options or stock appreciation rights, referred to as “SARs,” may be granted during any calendar year to any director, officer, employee or consultant changed from the maximum of 300,000 shares to 50% of the total number of shares of common stock authorized for issuance under the 2002 plan;

•	remove provisions throughout the 2002 plan providing that non-employee directors will receive automatic grants of non-statutory stock options;

•	amend Section 5.2 to provide that the exercise price of a stock option will not be less than the par value of our common stock, provided the exercise price of any stock option (not just ISOs) will not be less than the fair market value of our common stock on the date the stock option is granted;

•	amend Section 5.7 to add a provision requiring that any conditions under which the board deems that a non-statutory stock option is transferable must be consistent with the conditions that would permit the registration of the underlying shares of common stock on a Form S-8 registration statement or a successor form;

•	remove from Section 5.8 the provision allowing the board to grant new stock options, in lieu of assuming outstanding stock options granted by another company, with an exercise price that is not equal to the fair market value of the underlying common stock on the date of grant;

•	clarify that if a participant’s employment or service terminates due to his or her death or disability, then any stock option or SAR which is not then exercisable will terminate, and any stock option or SAR which is then exercisable will remain exercisable for one year from the date his or her employment or service terminates, but in no event after the expiration of the stated term;

•	add a provision requiring stockholder approval of the 2002 plan prior to grants of bonus stock;

•	amend the definition of “fair market value” to provide for the use of an over-the-counter market on which the common stock is quoted, and to change the date of determination of fair market value from the last market trading day prior to the date of determination, to the date of grant; and

•	amend the definition of “non-employee director” to exclude individuals who (i) currently serve as an officer (as defined in Rule 16a-1(f) under the Exchange Act) of our company or a subsidiary of our company, or are otherwise currently employed by our company or a subsidiary of our company; (ii) receive compensation, either directly or indirectly, from our company or a subsidiary of our company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K; and (iii) possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K.
The amendment and restatement of the 2002 plan in August 2007 also included certain conforming changes throughout the document.
     The board subsequently adopted three additional amendments to the 2002 plan. In August 2008, the board amended Section 3 to further increase the aggregate number of shares of common stock that may be issued under the 2002 plan from 6,500,000 to 7,900,000. In February 2009, the board amended the 2002 plan to clarify that stockholder approval of increases in the number of shares of common stock authorized for issuance under the 2002 plan is required only during those periods in which our common stock is listed on NASDAQ or any other national securities exchange. In March 2009, the board amended and restated the 2002 plan to increase the aggregate number of shares of common stock that may be issued under the 2002 plan from 7,900,000 to 9,800,000.
Summary of 2002 Plan
     Set forth below is a summary of the material terms of the 2002 plan. This summary is not intended to be complete and is qualified in its entirety by the detailed provisions of the 2002 plan, which is attached as Appendix A to this proxy statement.
General Information
     The purpose of the 2002 plan is to attract, retain and motivate key personnel. The 2002 plan authorizes the grant of ISOs, non-statutory stock options, SARs and stock bonus awards. We may grant awards under the 2002 plan to our officers, employees, directors and consultants, or those of our subsidiaries. ISOs may be granted only to our employees, or those of our subsidiaries. As of the record date, we had 6 directors, 5 executive officers, 382 other employees and no consultants eligible to receive awards under the 2002 plan. The closing price per share of our common stock listed on NASDAQ was $5.60 as of March 23, 2009.
     We may, from time to time, assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an award under the 2002 plan in replacement of an award we assume; or (ii) treating the assumed award as if it had been granted under the 2002 plan.

     Shares of common stock subject to awards that are cancelled, expired, terminated, forfeited or withheld to satisfy the applicable purchase price or tax withholding obligations are again available for issuance under the 2002 plan.
     Subject to adjustments to reflect stock dividends and other changes in our common stock, the maximum number of shares of common stock with respect to which stock options or SARs may be granted during any calendar year to any director, officer, employee or consultant may not exceed 50% of the total number of shares of common stock authorized for issuance under the 2002 plan.
Administration
     Except for awards granted to our non-employee directors and the power to amend or terminate the plan, the board may delegate its authority under the 2002 plan to a committee of the board, referred to as the “committee.” The committee must consist of at least two directors who are “non-employee directors” under Exchange Act Rule 16b-3 and “outside directors” under Section 162(m) of the Code. However, if the committee does not meet either of these requirements, the validity of awards granted or actions taken under the 2002 plan will not be affected. The board may also delegate nondiscretionary administrative duties to one or more of our employees. We have chosen to exercise this delegation of authority to the fullest extent permitted by the plan.
     Subject to the terms of the 2002 plan, the board and, except for awards granted to our non-employee directors, the committee, can grant awards under the 2002 plan and determine the recipients and terms of those awards. They can accelerate or amend the terms of the 2002 plan or any award issued under the 2002 plan. They also can interpret the provisions of the 2002 plan and related award agreements, and generally otherwise administer the 2002 plan.
Stock Options
     Terms and Conditions of Stock Options. Under the 2002 plan, the board or the committee can grant stock options that are intended to qualify as ISOs. To be an ISO, the stock option must meet, and continue to meet, all of the requirements of the Code with respect to ISOs. ISOs may only be granted to our employees or to employees of our 50%-or-greater-owned subsidiaries. Also, under the Code, the fair market value (as of the date of grant) of the shares underlying ISOs exercisable by a single holder for the first time during any calendar year may not exceed $100,000. Any other stock options granted under the 2002 plan are non-statutory stock options.
     The exercise price of a stock option granted under the 2002 plan cannot be less than the par value of $0.01 of the common stock, provided that the exercise price must be at least equal to the fair market value of a share of our common stock on the date of grant. For a grant of an ISO to an employee who owns more than 10% of the total combined voting power of all classes of our stock or stock of any of our subsidiaries, the exercise price must be at least 110% of the fair market value of a share of our common stock on the date of grant.
     All stock options will expire no later than ten years after the date of grant, unless terminated earlier, except that an ISO granted to a 10% or greater stockholder will expire no later than five years after the date of grant.

     Vesting and Exercise of Stock Options. The board or the committee may establish conditions and restrictions on the vesting or exercise of a stock option, or on the issuance of common stock in connection with the exercise of a stock option. Once a holder of a vested and exercisable stock option has satisfied any applicable tax withholding requirements, the stock option may be exercised by sending us a notice specifying the number of shares to be purchased and payment of the exercise price for those shares. The holder must pay the exercise price in cash, unless we have agreed to accept another form of payment.
     Rights as a Stockholder. The holder of a stock option does not have any rights as a stockholder with respect to shares covered by a stock option until the shares are issued upon the exercise of the stock option.
     Transferability of Stock Options. Holders may not generally transfer or assign stock options granted under the 2002 plan, except for transfers by will or the laws of descent and distribution. Stock options cannot be levied against, attached or taken by similar process. Further, the option holder is the only person who can exercise the stock option during the holder’s lifetime. On or after the time of grant, the board or the committee may permit transfers of a non-statutory stock option in whole or in part and may determine the recipients, circumstances and conditions of the transfer. However, these conditions must be consistent with the limitations on the transferability of stock options imposed by a Form S-8 registration statement, or any successor form.
     Option Repurchases. The board may offer to repurchase any stock option from a holder on terms determined by the board.
Stock Appreciation Rights
     The board or the committee may award SARs. A SAR entitles the holder to receive, upon exercise of the award, an amount equal to the appreciation in the fair market value of our common stock between the date of grant and the date of exercise. We may agree to pay this appreciation in cash, our common stock or a combination of both.
     We may award SARs under the 2002 plan in conjunction with a stock option, creating a “tandem” SAR, or award a SAR that is independent of any stock option. We may award a tandem SAR that includes a non-statutory stock option at or after the time we grant the non-statutory stock option. If we wish to award a tandem SAR that includes an ISO, we can only do so at the time the ISO is granted.
     A holder of a tandem SAR can only exercise the SAR when the related stock option may be exercised. If a holder of a tandem SAR exercises the SAR, that exercise serves to cancel the related stock option to the extent the SAR is exercised. Likewise, if a holder of a tandem SAR exercises the related stock option, that exercise will cancel the same portion of the SAR. A holder may exercise a tandem SAR only when the fair market value of our common stock exceeds the exercise price of the related stock option. The board or the committee may impose additional service or vesting conditions, or any other rules or procedures, in connection with the exercise of a SAR.
     When a holder exercises a SAR, the holder will receive cash or shares of our common stock, as determined by our board, equal to the product of:
•	the number of shares covered by the exercise; and

•	the difference between: (i) the fair market value of a share of our common stock on the date of exercise; and (ii) the fair market value of a share of our common stock on the date of grant.
     A holder cannot transfer a SAR during the holder’s lifetime. Upon death of a holder, a SAR may be transferred to a beneficiary designated by the holder. If no designated beneficiary exists, the SAR may be transferred under the holder’s will or by the laws of descent and distribution. A tandem SAR must be transferred with the underlying stock option.
Stock Bonus Awards
     The board or the committee may grant stock bonus awards in consideration for past or future services rendered to us or our subsidiaries. Shares subject to stock bonus awards may, but need not, be subject to a vesting schedule. The recipient of a stock bonus award has voting rights with respect to such stock. The holder may transfer these shares only to the extent described in the award agreement, so long as shares remain subject to the terms of that agreement.
Effect of Termination of Employment or Service
     The following rules apply with regard to awards held by a participant at the time of his or her termination of employment or other service with us or our subsidiaries:
Stock Options and SARs.
•	Death or Disability – If a participant’s employment terminates due to death or disability, then (i) any stock option or SAR, to the extent not exercisable, will terminate, and (ii) any stock option or SAR which is exercisable at the time of termination of employment or service will remain exercisable by the participant (or, in the event of death, the participant’s legal representative) at any time within one year from the date his or her employment or service terminates, but in no event after expiration of the stated term, and, to the extent not exercised within that period, will terminate.

•	For Cause – If a participant’s employment terminates for cause (as defined in the 2002 plan) or if grounds for termination for cause exist at the time of termination of employment, any stock option or SAR will immediately terminate and cease to be exercisable.

•	Other Reason – If a participant’s employment terminates for any other reason (other than death, disability or cause) or no reason, any stock option or SAR held by the participant, to the extent not exercisable, will terminate. Any exercisable stock option or SAR will remain exercisable for 30 days following the date of termination or, if sooner, until the expiration of the stated term of the stock option or SAR.
     Stock Bonuses. If a participant’s employment or service terminates, then any shares of common stock held by the participant which have not vested as of the date of termination under the terms of the applicable award agreement will be forfeited.
Adjustments Upon Changes in Our Common Stock
     We will make adjustments to awards granted under the 2002 plan as described below.

     Capitalization. If we make any change in our common stock without receiving payment for the change, we will adjust appropriately the terms of the 2002 plan and each award issued under the 2002 plan. These adjustments may affect:
•	the class of securities subject to the 2002 plan or any award;

•	the maximum number of securities subject to the 2002 plan;

•	the maximum number of securities that may be awarded to any employee under the 2002 plan; and

•	the number of securities and exercise price of any award granted under the 2002 plan.
     Examples of events that may require us to make these changes include:
•	mergers and consolidations;

•	reincorporations and reorganizations;

•	recapitalizations;

•	dividends in stock or other property (other than cash), including liquidating dividends;

•	stock splits or divisions;

•	reverse stock splits or combinations;

•	exchanges of shares;

•	changes in our corporate structure; and

•	other changes to our common stock in which we do not receive payment for the change.
     Dissolution or Liquidation. If we dissolve or liquidate, awards outstanding under the 2002 plan will terminate if not exercised immediately prior to or at the same time as the dissolution or liquidation.
     Asset Sale, Merger, Consolidation or Reverse Merger. In the event of (i) a sale of all or substantially all of our assets, (ii) a merger in which we are not the surviving corporation or (iii) a reverse merger in which we are the surviving corporation but our common stock outstanding prior to the merger is converted by virtue of the merger into other property (whether securities, cash or otherwise), then any surviving or acquiring corporation will assume any outstanding awards under the 2002 plan or will substitute similar awards. In the event that any surviving or acquiring corporation refuses to assume the outstanding awards or issue substitute awards, then the vesting of all outstanding awards will be accelerated in full and all awards will terminate if not exercised at or prior to such event.
Amendment and Termination of 2002 Plan
     The board may generally amend or terminate the 2002 plan or any related award agreement at any time, although a holder must consent to any amendment or termination that adversely affects his or her rights. Under the 2002 plan, during any period in which our common stock is listed on NASDAQ or any other national securities exchange, our stockholders must approve any amendment that would increase the number of shares of common stock for which awards may be granted under the 2002 plan (in the aggregate or on an individual basis) or modify the class of employees eligible to receive awards under the 2002 plan.
United States Federal Income Tax Consequences
     The following information is not intended to be a complete discussion of the federal income tax consequences of participation in the 2002 plan and is qualified in its entirety by references to the Code and the regulations adopted under the Code. The provisions of the Code described in this section include current tax law only and do not reflect any proposals to revise current tax law. The federal income tax consequences applicable to officers, directors, and other persons who are subject to potential liability under Section 16(b) of the Exchange Act may be different than the federal income tax consequences applicable to persons who are not subject to Section 16(b). The federal income tax consequences applicable to all persons, whether or not subject to Section 16(b), are described below.
     Nonstatutory Stock Options. Generally, there will be no federal income tax consequences to either the optionee or us on the grant of nonstatutory stock options pursuant to the 2002 plan. On the exercise of a nonstatutory stock option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the exercise price of the options. We will be entitled to a federal income tax deduction (subject to the limitations contained in Code Section 162(m)) in an amount equal to such excess, provided that we comply with applicable reporting rules.
     Upon the sale of stock acquired by exercise of a nonstatutory stock option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. For individuals, capital losses are deductible only to the extent of capital gains for the year plus $3,000. An optionee who surrenders shares in payment of the exercise price of a nonstatutory stock option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an ISO and the delivery of such shares is a disqualifying disposition. See “— ISOs” below.
     ISOs. Generally, under the Code, an optionee will not realize taxable income by reason of the grant or exercise of an ISO granted pursuant to the 2002 plan (see, however, discussion of alternative minimum tax below). If an optionee exercises an ISO and does not dispose of the shares until the later of (i) two years from the date the stock option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and we will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (referred to as a “disqualifying disposition”), the optionee generally will realize ordinary income in the year of disposition and we will receive a corresponding deduction in an amount equal to the excess of (i) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (ii) the option price. Any additional gain realized on the disposition will be short-term or long-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he or she sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee’s tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying disposition.
     The exercise of an ISO may subject the optionee to the so-called “alternative minimum tax,” referred to as “AMT.” The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the AMT. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the ISO, no adjustment is then required for purposes of the AMT, but regular income tax, as described above, may result from such disqualifying disposition.
     An optionee who surrenders shares as payment of the exercise price of his or her ISO generally will not recognize gain or loss on his or her surrender of such shares. The surrender of shares previously acquired upon exercise of an ISO in payment of the exercise price of another ISO, is, however, a “disposition” of such stock. If the ISO holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.
     Under the Code, all of the shares received by an optionee upon exercise of an ISO by surrendering shares will be subject to the ISO holding period requirements. Of those shares, a number of shares, referred to as the “exchange shares,” equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were ISO shares) and the same capital gains holding period as the shares surrendered.
     For purposes of determining ordinary income upon a subsequent disqualifying disposition of the exchange shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The ISO holding period for all shares will be the same as if the option had been exercised for cash.
     Stock Appreciation Rights. A participant who is awarded a SAR will not have taxable income upon the grant of such SAR and we will not be entitled to a tax deduction by reason of such grant. Upon the exercise of a SAR, a participant will recognize taxable ordinary income equal to the amount of cash and the fair market value of any shares of common stock received. We may generally claim a deduction at that time equal to the amount recognized as ordinary income by the participant.
     Stock Bonus Awards. The taxability of a stock bonus award to a participant is dependent upon the extent to which the award is restricted on the date of grant. If a stock bonus award is either transferable or not subject to a substantial risk of forfeiture, a participant will recognize taxable ordinary income on the date of grant. If a stock bonus award is both non-transferable and subject to a substantial risk of forfeiture on the date of grant, then unless an election is made as described below, a participant will not recognize taxable ordinary income on the date of grant, but will at such time or times as the stock bonus award becomes either transferable or not subject to a substantial risk of forfeiture in an amount equal to the fair market value of such shares at that time. Within 30 days of receipt of a stock bonus award that is not transferable and subject to a substantial risk of forfeiture, a participant may file an election with the Internal Revenue Service to include as taxable ordinary income in the year of receipt an amount equal to the fair market value of the shares subject to the award at the time of receipt. In such event, any subsequent appreciation in the value of such shares will not be taxable as compensation to a participant upon the vesting of shares subject to the award. However, if shares subject to the award are forfeited subsequent to such election, a participant will not be entitled to a tax deduction. For purposes of determining the amount of taxable gain or loss upon a subsequent disposition of shares issued pursuant to such an award, the amount recognized as ordinary income to a participant will be treated as the cost basis for such shares. Shares which are held for more than one year after vesting (or in the event of an election as described above, the date of receipt) generally will qualify for long-term capital gain treatment. We will be entitled to a deduction in such amount and at such time as ordinary income becomes taxable to the participant.
     Withholding of Tax; Company Deduction. Generally, whenever a participant realizes ordinary income under the 2002 plan, a corresponding deduction is available to us provided we comply with certain reporting requirements. Under Code Section 162(m), however, we will be denied a deduction for certain compensation exceeding $ 1.0 million paid to any individual who, as of the end of the taxable year, is our Chief Executive Officer or an employee whose compensation is required to be reported to stockholders by reason of being among the three most highly compensated employees, excluding (among other things) certain performance-based compensation. The deduction limit does not apply to payments that qualify as “performance-based” provided certain requirements are met.
Grants of Options to Certain Persons
     The following table sets forth equity awards outstanding as of the record date that were granted under the 2002 plan to each of our named executive officers, each nominee for election as a director, each associate of any of our executive officers, directors or nominees for election as a director, if any, all current executive officers as a group, all current directors who are not executive officers as a group and all employees (including all current officers who are not executive officers) as a group.

Name	Number of Shares Underlying Options
Larry Hsu, Ph.D., President and Chief Executive Officer and Director Nominee	75,000
Arthur A. Koch, Jr., Senior Vice President, Finance and Chief Financial Officer	50,000
Charles V. Hildebrand, Senior Vice President – Operations	61,459
Michael J. Nestor, President, IMPAX Pharmaceuticals Division	75,000
Charles Hsiao, Ph.D., Former Chairman	75,000
David S. Doll, Former Executive Vice President, Commercial Operations	—
Leslie Z. Benet, Ph.D., Director Nominee	15,000
Robert L. Burr, Director Nominee	15,000
Nigel Fleming, Ph.D., Director Nominee	15,000
Michael Markbreiter, Director Nominee	22,500
Oh Kim Sun, Director Nominee	22,500
Peter R. Terreri, Director Nominee	27,000
Executive Group (5 persons)	336,459
Non-Executive Director Group (6 persons, all of whom are director nominees)	117,000
Non-Executive Officer Employee Group (773 persons)	5,922,904
Total:	6,473,863

      The exercise prices per share and expiration dates of such outstanding options under the 2002 plan range from $3.04 to $23.04 and from May 7, 2012 to March 5, 2019, respectively. In addition, we issued 717,930 shares of restricted stock under the 2002 plan, of which 47,667 shares of restricted stock were forfeited and cancelled.

Equity Compensation Plan Information
     The following table details information regarding our existing equity compensation plans as of December 31, 2008:

			Number of Securities
			Remaining Available for
	Number of Securities		Future Issuance Under
	to be Issued Upon	Weighted Average	Equity Compensation
	Exercise of	Exercise Price of	Plans (Excluding
	Outstanding Options,	Outstanding Options,	Securities Reflected In
	Warrants and Rights	Warrants and Rights	Column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	6,027,029	$10.45	244,631
Equity compensation plans not approved by security holders	2,253,211 (1)	$10.72	1,641,200 (2)
Total:	8,280,240	$10.53	1,885,831

(1)	Represents stock options issued pursuant to the 2002 plan in excess of the number of shares authorized for issuance under such plan. See Note 15 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008 for information concerning our equity compensation plans.

(2)	Includes 435,793 shares of common stock available for future issuance under the 2001 plan.
     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2002 PLAN.

PROPOSAL THREE – RATIFICATION OF
ADOPTION OF PREFERRED STOCK RIGHTS AGREEMENT
     You are being asked to ratify the adoption by the board of the rights agreement attached as Appendix B to this proxy statement. The terms of the rights agreement are similar to those of rights agreements adopted by many other publicly traded companies. The terms were designed to meet the published requirements of the Corporate Governance Policies and Guidelines issued by RiskMetrics Group ISS, a proxy advisory firm for many institutional investors. As a result, the board approved the rights agreement in a form that includes a number of provisions commonly referred to as “stockholder friendly” provisions.
Reasons for Rights Agreement
     The board’s adoption of the rights agreement was not in response to, or in anticipation of, any pending or threatened takeover bid or offer for our common stock.
     We believe that the rights agreement will be used to protect our stockholders in the event of certain unsolicited attempts to acquire control of Impax, including a partial or two-tier tender offer that fails to treat all stockholders equally or a “creeping acquisition” by the purchase of common stock on the open market, and other acquisition tactics that the board believes are unfair to stockholders and not in their best interests.
     The rights agreement is an effective means of preventing an acquirer from taking advantage of the onset of adverse market conditions, short-term declines in the price of our common stock, or anticipated improvements in operating results before such improvements are fully reflected in the price of our common stock – allowing a hostile acquirer to take control at a price that does not reflect our intrinsic value or long term prospects.
     A major function of the rights agreement is to give the board a greater period of time to evaluate the adequacy of an acquisition proposal, investigate alternatives, solicit competitive proposals and take other steps necessary to maximize stockholder value. The rights agreement also induces potential bidders to negotiate with the board and thereby strengthens the board’s bargaining position for the benefit of our stockholders. The board is in a position to evaluate a potential combination in light of our business plan and other strategic alternatives.
     The rights agreement will not prevent all attempts to acquire control of our company. In responding to an acquisition proposal, the board has a fiduciary obligation to act in our best interests and the best interests of our stockholders.
Summary of Rights Agreement
     The following summary of the rights agreement is qualified in its entirety by reference to the terms of the rights agreement, which is attached as Appendix B to this proxy statement. You are urged to read carefully the rights agreement in its entirety as the discussion below is only a summary.
     Issuance. One right, referred to as a “right,” to buy 1/1000 of a share of series A junior participating preferred stock, par value $0.01 per share, referred to as the “preferred stock,” was issued as a dividend on each share of common stock outstanding on January 30, 2009. Until the rights become exercisable, all further issuances of common stock, including common stock issuable upon the exercise of outstanding options and warrants, carry the rights. In addition, prior to being exercised, a right does not give its holder any rights as a stockholder.
     Term. The term of the rights agreement is three years, from January 20, 2009 to January 20, 2012, unless redemption or expiration of the rights occurs earlier.
     Independent Director Review. An independent committee of the board will review the rights agreement annually and, if it deems it appropriate, recommend that the board modify or terminate the rights agreement.
     Purchase Price. The purchase price is $15 per 1/1000 of a share of preferred stock, subject to certain anti-dilution adjustments for stock splits, stock dividends and the like.
     Acquiring Person. Subject to specified exceptions, an “acquiring person” is any person who, together with affiliates and associates of such person, is a beneficial owner of 20% or more of the voting power of the aggregate of all shares of our voting stock then outstanding.
     Authority of the Board. When evaluating decisions surrounding the redemption of the rights agreement, the board, or a future board of directors, is not subject to restrictions such as those commonly known as “dead-hand,” “slow-hand,” “no-hand,” or similar provisions.
     Rights Detach and Become Exercisable. Upon the first to occur of (i) 10 days after the public announcement that a person or group of affiliated or associated persons, other than certain exempted and grandfathered persons, has acquired beneficial ownership of 20% or more of the voting power of the aggregate of all shares of our voting stock then outstanding other than pursuant to a qualified offer (as defined below), or (ii) 10 business days (or a later date determined by action of a majority of the board prior to such time as any person becomes an acquiring person) after a person or group of affiliated or associated persons commences, or announces its intention to commence, a tender or exchange offer, the consummation of which would result in beneficial ownership by such person or group of 20% or more of the voting power of the aggregate of all shares of our voting stock then outstanding other than pursuant to a qualified offer (as defined below), and provided that the rights are no longer redeemable, the rights would detach and become exercisable. This date is referred to as the “distribution date.” Prior to the distribution date, the rights are not exercisable and are not transferable apart from our common stock. After the rights become exercisable, separate certificates evidencing the rights would be issued and the rights become transferable apart from our common stock.
     “Flip-In.” If a person or group of affiliated or associated persons acquires 20% or more of the voting power of the aggregate of all shares of our voting stock then outstanding, then each right would “flip in” and become a right to receive, upon exercise of the right at the then applicable purchase price, that number of shares of our common stock having a market value of two times the purchase price of the right. The acquiring person would be excluded from the flip-in. For example, at the current purchase price of $15.00 per right, each valid right following a flip-in would entitle its holder, excluding an acquiring person, to purchase $30.00 worth of our common stock. If we do not have sufficient shares of authorized common stock available for the complete exercise of the rights, we could satisfy our obligations to rights holders by issuing cash, debt, equity securities, property or a combination thereof.
     “Flip-Over.” If, after the distribution date, we are consolidated with, or merged with and into, another entity and we are not the surviving entity or we are the surviving entity, but shares of our outstanding common stock are exchanged for stock or securities of any other person, cash or any other property, or more than 50% of our assets or earning power is sold or transferred, each right then outstanding would “flip-over” and become a right to receive, upon the exercise of the right at the then applicable purchase price, that number of shares of common stock of the acquirer having a market value of two times the purchase price of the right. For example, at the current purchase price of $15.00 per right, each valid right following a flip-over would entitle its holder, excluding an acquiring person, to purchase $30.00 worth of the acquirer’s common stock. The flip-over provisions do not apply to a merger or other combination pursuant to a qualified offer (as defined below).
     Exchange. The board may, at its option, at any time after any person becomes an acquiring person other than pursuant to a qualified offer, exchange all or part of the then outstanding and exercisable rights (other than rights owned by the acquiring person) for shares of our common stock at an exchange ratio of one share per right, subject to adjustment, until a person, together with any affiliates and associates of such person, becomes the beneficial owner of 75% or more of the voting power of the aggregate of all of our voting stock then outstanding. If the sufficient number of shares is not available to complete the exchange, we may issue cash, debt, equity securities, property or a combination thereof in exchange for the rights.
     Redemption. The rights are redeemable by the board at a price of $0.01 per right, subject to adjustment, at any time prior to the earlier of (i) the close of business on the 10th business day following the date of the public announcement that a person or group of affiliated or associated persons becomes an acquiring person other than pursuant to a qualified offer, subject to extension by the board for a period of time up to but not exceeding 10 business days, and (ii) January 20, 2012. The redemption price may be payable in cash, debt, equity securities, property or a combination thereof. The redemption of the rights may be made effective at such time, on such basis and with such conditions as the board in its sole discretion may establish. Immediately upon any redemption of the rights, the rights will no longer be exercisable and will entitle the holders only to receive the redemption price.
     Qualified Offer. A “qualified offer” is an offer determined by the board to be: (i) a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, for all of the outstanding shares of our common stock made by a person who owns no more than 10% of our outstanding common stock; (ii) at a price greater than the higher of (a) the highest reported market price for our common stock in the immediately preceding 24 months, and (b) an amount at least 25% higher than the current market price per share of our common stock, with, in the case of an offer that includes shares of common stock of the offeror, such per-share offer price being determined using the lowest reported market price for common stock of the offeror during the five trading days immediately preceding and the five trading days immediately following the commencement of such offer; (iii) conditioned upon a minimum of at least two-thirds of the outstanding shares of our common stock being tendered and not withdrawn as of the expiration date of the offer, with a commitment to acquire all shares of our common stock not tendered for the same consideration; (iv) accompanied by an irrevocable written commitment of the offeror that the offer will remain open for at least 120 business days; (v) in our best interests and the best interests of our stockholders; and (vi) in accordance with such other conditions contained in the rights agreement.
     An offer will not be considered a qualified offer unless a nationally recognized investment banking firm retained by the board renders an opinion that the consideration being offered to the stockholders is not inadequate or unfair. If the qualified offer includes common stock of the offeror, the offeror will (x) be a publicly owned United States corporation and its common stock freely tradable and listed or admitted to trading on either the New York Stock Exchange or NASDAQ, (y) have received stockholder approval to issue common stock in connection with the offer or not require such approval, and (z) have no other class of voting stock outstanding and meet the registrant eligibility requirements for use of a registration statement on Form S-3 for registering securities under the Securities Act of 1933, as amended.
     If a qualified offer is made, the holders of 10% of our outstanding common stock may direct the board to call a special meeting of stockholders to consider a resolution authorizing a redemption of all of the outstanding rights. If at the special meeting the holders of a majority of our outstanding common stock vote in favor of the redemption of the rights, then the board will redeem the rights and take such other action as may be necessary to prevent the rights from interfering with the consummation of the qualified offer.
     Terms of the Preferred Stock. The stock is not redeemable and, with respect to the payment of dividends and the distribution of assets, ranks junior to all other series of preferred stock issued either before or after the issuance of the preferred stock, unless the terms of any such series provide otherwise. The dividend, liquidation and voting rights of the preferred stock are designed so that the value of 1/1000 of a share of preferred stock would approximate the value of one share of common stock. Each share of preferred stock will be entitled to receive, when, as and if declared by the board, a minimum preferential quarterly dividend payment of $0.01 per share or, if greater, an aggregate dividend of 1000 times the dividend declared per share of common stock. In the event of liquidation, the holders of the preferred stock will be entitled to a minimum preferential liquidation payment of $100 per share, plus an amount equal to accrued and unpaid dividends, and will be entitled to an aggregate payment of 1000 times the payment made per share of common stock.
     Each share of preferred stock would have 1000 votes on all matters submitted to a vote of stockholders, voting together with the common stock as one class. In the event of any merger, consolidation or other transaction in which shares of common stock are exchanged into other stock or securities, cash and/or other property, each share of preferred stock will be entitled to receive 1000 times the amount received per share of common stock.
     Voting. The rights do not have any voting rights.
     Amendment. The rights agreement can be amended or supplemented by the board at any time without the approval of the holders of any rights, so long as the rights are then redeemable. At such time as the rights are no longer redeemable, the rights agreement may be amended only in a manner that does not adversely affect the holders of the rights (excluding any acquiring person or its affiliates and associates). Irrespective of whether the rights are then redeemable, the rights agreement cannot be amended or supplemented to decrease the redemption price of the rights. Business combinations approved by the board generally involve the redemption of the rights or an amendment of the rights agreement to make them inapplicable to the particular acquisition.
United States Federal Income Tax Consequences
     The federal income tax consequences of stockholder rights agreements have not been definitively established by Congress or the courts, and the only revenue ruling issued by the Internal Revenue Service to date addresses the adoption of a stockholder rights agreement, but not any later tax consequences. The following discussion of probable tax consequences is subject to changes in the law, as well as clarification and interpretation of existing law that may have retroactive as well as prospective effect.
     Under Revenue Ruling 90-11, the adoption of the rights agreement and the subsequent distribution of the rights to stockholders would not be a taxable event for us or our stockholders under federal income tax laws. Although not addressed in the revenue ruling, the physical distribution of rights certificates upon the rights becoming exercisable should not result in any tax.
     After such physical distribution, the rights would probably be treated for tax purposes as capital assets in the hands of most stockholders and each right would probably have a basis of zero and a holding period which relates back to the holding period of the stock with respect to which such rights were issued. Upon the rights becoming rights to purchase acquirer common stock, holders of rights probably would be taxed even if the rights were not exercised. Upon the rights being redeemed for cash or the rights being exchanged for our common stock, holders of the rights would probably have a taxable event. Upon the rights becoming rights to purchase our common stock, holders of rights would probably not have a taxable event. The rights may have an impact on any tax-free reorganizations we may undergo. Several types of tax-free transactions can still be structured, although the rights may not be subject to tax-free treatment.
Accounting Treatment
     The initial issuance of the rights as a dividend at January 30, 2009 will have no financial accounting or reporting impact. The fair value of the rights was zero because the rights were “out of the money” when issued and no value is attributable to them. Additionally, the rights do not meet the definition of a liability under GAAP and are therefore not accounted for as a long-term obligation.
Certain Considerations
     The board believes that the adoption of the rights agreement for the reasons described above is in our best interests. In making your voting decision, stockholders should consider that, while the rights agreement is not intended to prevent a takeover of the company, it does have a potential anti-takeover effect. In addition, certain applicable provisions of our governing documents and the General Corporation Law of the State of Delaware may also have an anti-takeover effect. We believe that the rights agreement, along with these provisions, will protect our stockholders from coercive or otherwise unfair takeover tactics by requiring potential acquirors to negotiate with the board and by providing the board with more time to assess any acquisition proposal. Although neither the rights agreement nor the provisions contained in our governing documents are intended to make us immune from an unsolicited takeover offer, the provisions apply even if the offer may be considered beneficial by some stockholders.
Effect of Non-Approval of Proposal Three
     Stockholder ratification of the rights agreement is not required by applicable law, or by our Restated Certificate of Incorporation, bylaws or other governing documents. Nonetheless, the board has determined to request stockholder ratification of the rights agreement as a matter of good corporate governance. If the stockholders fail to ratify the rights agreement, the board will consider whether to continue the rights agreement in its current form, to amend one or more or its provisions, or terminate it. In weighing such alternatives, the board will likely take into account a number of factors, including the nature of stockholders’ objections to the agreement (to the extent discernable), then current market conditions, whether the board believes there is a need to defend the rights of the stockholders to fairly and equally participate in a change-of-control transaction, and whether the board believes that, despite the failure of stockholders to ratify the agreement, in the exercise of its fiduciary duties, it is appropriate and in the best interests of stockholders to continue the rights agreement.
     THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE ADOPTION OF THE RIGHTS AGREEMENT.

PROPOSAL FOUR – RATIFICATION OF APPOINTMENT OF GRANT THORNTON LLP AS
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The firm of Grant Thornton has served as our independent registered public accounting firm and conducted the audit of our consolidated financial statements for each of the fiscal years ended December 31, 2008 and 2007. The audit committee has approved the appointment of Grant Thornton to serve as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending December 31, 2009. You are being asked to ratify the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2009.
     Stockholder ratification of the selection of Grant Thornton as our independent registered public accounting firm is not required by applicable law, or by our Restated Certificate of Incorporation, bylaws or other governing documents. Nonetheless, the audit committee is submitting the appointment of Grant Thornton to the stockholders as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee will reconsider whether or not to retain the firm; provided, however, the audit committee retains the right to continue to engage Grant Thornton. Even if the appointment is ratified, the audit committee may, in its discretion, direct the engagement of a different independent registered public accounting firm at any time during the year if it determines such change would be in our best interests and in the best interests of our stockholders.
     A representative of Grant Thornton is expected to be present at the annual meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from stockholders.
Principal Accountant Fees and Services
     The aggregate fees for professional services rendered for us by Grant Thornton for the years ended December 31, 2008 and 2007, were:

Services Rendered	2008	2007
Audit Fees (a)	$1,358,712	$4,955,362
Audit Related Fees (b)	18,894	22,346
Tax Fees (c)	—	35,433
All Other Fees	—	—

Total Fees	$1,377,606	$5,013,141

(a)	Audit Fees for the years ended December 31, 2008 and 2007 were for the audits of our consolidated financial statements, reviews of quarterly financial statements and other services related to the review of documents filed with the SEC. The audit fees for 2007 include amounts related to the audits of our 2007, 2006 and 2005 consolidated financial statements included in our registration statement on Form 10, as amended, filed with the SEC in October 2008.

(b)	Audit Related Fees for the years ended December 31, 2008 and 2007 were for the audit of the financial statements of our company sponsored 401(k) plan.

(c)	Tax Fees for the year ended December 31, 2007 were for the preparation of our corporate, federal, state, and local income tax returns for the year ended December 31, 2006.
     The Audit Committee has considered and determined the services provided by Grant Thornton are compatible with Grant Thornton maintaining its independence.
     The audit committee has adopted a policy to require advance approval of all audit and audit related services, tax services and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the audit committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to such year, the audit committee must approve the permitted service before the independent registered public accounting firm is engaged to perform such services. The audit committee pre-approved all of the audit and non-audit services provided to us by Grant Thornton in 2008 and 2007.
     THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

PROPOSAL FIVE – APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY
     In the event there are not sufficient votes at the time of the annual meeting to elect directors or approve Proposals Two, Three and/or Four, the board will seek stockholder approval to adjourn the annual meeting to a later date in order to permit additional proxy solicitation for such proposals, as necessary.
      In order to permit proxies that have been received at the time of the annual meeting to be voted for an adjournment, if necessary, we are submitting this proposal to adjourn the annual meeting to the stockholders as a separate matter for consideration. If our stockholders approve this adjournment proposal, we may adjourn the annual meeting, and any adjourned session of the annual meeting, to provide additional time to solicit additional proxies, as necessary.
      In the event there are not sufficient votes at the time of the annual meeting to elect directors or approve Proposals Two, Three and/or Four, and the stockholders do not approve an adjournment of the annual meeting to a later date or dates, we will not have additional time to solicit additional proxies, as necessary, and we may have to decide whether to call another stockholder meeting and attempt to re-solicit all votes.
     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES, IN THE EVENT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO ELECT DIRECTORS OR APPROVE PROPOSALS TWO, THREE AND/OR FOUR.

AUDIT COMMITTEE REPORT
     On March 11, 2009, the audit committee met with management to review and discuss the audited financial statements of Impax Laboratories, Inc. The committee also discussed with the Company’s independent registered public accounting firm, Grant Thornton LLP, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The audit committee has received the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T, and has discussed with Grant Thornton its independence. Based upon the review and discussions referred to above, the committee recommended to the board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.
     This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement, except to the extent that the Company specifically requests that the report be incorporated by reference.
THE AUDIT COMMITTEE
Peter R. Terreri (Chairman)
Robert L. Burr
Michael Markbreiter
Oh Kim Sun

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related-Party Transactions
     Ann Hsu, Ph.D., wife of Larry Hsu, Ph.D., our President, Chief Executive Officer and director, is employed as our Vice President of Clinical Affairs at an annual salary of $284,524. In 2008, Dr. Ann Hsu received an annual cash incentive award of $130,691 for her 2007 performance. Dr. Ann Hsu was granted a restricted stock award of 14,000 shares, and she holds options to purchase an aggregate of 160,500 shares of our common stock. The exercise price of these options ranges between $7.10 and $14.90 per share, and the expiration dates range between May 7, 2012 and November 15, 2017. Dr. Ann Hsu is also entitled to customary benefits awarded to our employees.
     We entered into a separation agreement with Mr. Doll, dated July 30, 2008, under which he resigned his position effective August 1, 2008, the September 1, 2006 employment agreement was terminated and Mr. Doll’s rights with respect to the options to purchase 60,000 shares of our common stock and stock bonus awards of 60,000 shares of common stock under the employment agreement, as well as his rights under fully vested options to purchase 172,500 shares of common stock separately held by Mr. Doll, were terminated. In 2008, under the separation agreement we paid Mr. Doll separation benefits consisting of a severance payment of $620,000 and 94,705 shares of our common stock, valued at $807,834. In addition, we entered into a one-year consulting agreement with Mr. Doll effective September 4, 2008, under which, Mr. Doll agreed to provide us with certain litigation-related services upon our request. Pursuant to the consulting agreement, Mr. Doll was granted 9,836 shares of our common stock, valued at $82,721 and we agreed to compensate Mr. Doll at the rate of $275 per hour for his services, which amounted to $16,656 in 2008.
Review, Approval or Ratification of Transactions with Related Persons
     We have adopted written policies and procedures regarding related-party transactions. Our policy covers any transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships in which we or any of our subsidiaries was, is or will be a participant and the amount involved exceeds $120,000, and in which any related party had, has or will have a direct or indirect interest. Under this policy, the audit committee must approve all transactions between us or one of our subsidiaries and a director, nominee for director, executive officer, five percent stockholder, certain related entities or immediate family members of a director, nominee for director, executive officer or five percent stockholder that would be required to be disclosed in our proxy statements. The policy also authorizes the chairman of the audit committee to approve, or reject, proposed related-party transactions in those instances in which it is not practicable or desirable for us to wait until the next audit committee meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and holders of more than 10% of our stock are required by SEC regulations to provide us with copies of all Section 16(a) reports they file.
     To our knowledge, based solely on a review of the copies of such reports furnished to us and any written representations that no other reports were required during 2008, all Section 16(a) filing requirements applicable to our directors, executive officers and holders of more than 10% of our stock were complied with during 2008.
STOCKHOLDER PROPOSALS
     All stockholder proposals for our 2010 annual meeting of stockholders must be received by us at our offices located at 30831 Huntwood Avenue, Hayward, California 94544, no later than December 7, 2009 to receive consideration for inclusion in our proxy materials relating to that meeting. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8. Any notice of a stockholder proposal for consideration at our 2010 annual meeting of stockholders that is submitted outside the process of Rule 14a-8 will be considered untimely if submitted after February 22, 2010. As to all such untimely proposals, discretionary voting authority will be granted to the persons designated in our proxy statement related to the 2010 annual meeting of stockholders.
ANNUAL REPORT TO STOCKHOLDERS
     This proxy statement is accompanied by our 2008 Annual Report to Stockholders which includes a copy of our Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC. Each stockholder solicited under this proxy statement can obtain a copy of our Form 10-K for the year ended December 31, 2008, without charge, except for exhibits to such report, by sending a written request to: Arthur A. Koch, Jr., Senior Vice President, Finance, Chief Financial Officer and Corporate Secretary, Impax Laboratories, Inc., 30831 Huntwood Avenue, Hayward, California 94544.

By Order of the Board of Directors

Arthur A. Koch, Jr.,
Senior Vice President, Finance,
Chief Financial Officer and Corporate Secretary
Hayward, California
April 6, 2009

APPENDIX A
IMPAX LABORATORIES, INC.
AMENDED AND RESTATED 2002 EQUITY INCENTIVE PLAN
     1. Purpose. The purpose of the Plan is to attract, retain and motivate key personnel by providing a means whereby the Company may grant (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights and/or (iv) Stock Bonuses to officers, employees, directors and consultants of the Company and its Affiliates.
     2. Administration.
          2.1 Administration by Board. The Board shall administer the Plan unless and to the extent that the Board delegates its power and authority to a Committee as provided in Section 2.3.
          2.2 Power of Board. Subject to the provisions of the Plan, the Board, acting in its sole discretion, shall have the following power and authority:
               2.2.1 to determine to which of the eligible individuals, and the times at which, Awards shall be granted;
               2.2.2 to determine the number of shares of Common Stock subject to Awards granted under the Plan and, where applicable, the price to be paid for the shares of Common Stock subject to each Award;
               2.2.3 to determine the terms and conditions of each Award (which need not be identical);
               2.2.4 to interpret the terms of the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration (and, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deemed necessary or desirable);
               2.2.5 to accelerate the terms of the Plan or any Award;
               2.2.6 to amend the terms of the Plan or any Award;
               2.2.7 to adopt forms of Award Agreements for use under the Plan;
               2.2.8 to allow Participants to satisfy the minimum withholding tax obligations by electing to have the Company withhold from the shares covered by an Award that number of shares having a Fair Market Value equal to the amount required to be withheld; and
               2.2.9 to make all determinations deemed necessary or advisable for the administration of the Plan.
          2.3 Delegation. Except with regard to Awards to Non-Employee Directors, the Board may delegate any or all of its powers and authority relating to the administration of the Plan (but not the power to amend or terminate the Plan) to a Committee of two (2) or more members of the Board. If and to the extent that administrative responsibility is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers and authority theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the

Committee is authorized to exercise (and, as appropriate, references in the Plan to the Board shall be deemed to be the Committee or subcommittee). If a Committee is appointed, then, unless the Board determines otherwise, its members shall consist solely of individuals who qualify as “non-employee directors” under Rule 16b-3 promulgated under Section 16 of the Exchange Act and as “outside directors” under Section 162(m) of the Code. If for any reason the Committee does not satisfy the “non-employee director” requirements of Rule 16b-3 or the “outside director” requirements of Section 162(m) of the Code, such non-compliance shall not affect the validity of the awards, interpretations or other actions of the Committee. The Board may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.
          2.4 Indemnification. The Company shall indemnify and hold harmless to the fullest extent permitted by law each member of the Board and the Committee and any employee or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan is delegated from and against any loss, cost, liability (including any sum paid in settlement of a claim with the approval of the Board), damage and expense (including legal and other expenses incident thereto) arising out of or incurred in connection with the Plan, unless and except to the extent attributable to such person’s fraud or willful misconduct.
          2.5 Decisions. All decisions, determinations and interpretations of the Board shall be final, binding and conclusive on all persons.
     3. Share Reserve. Subject to adjustment pursuant to Section 10, the aggregate number of shares of Common Stock that may be issued pursuant to the Plan is 9,800,000 shares, all of which may be issued pursuant to Incentive Stock Options. If any Option or Stock Appreciation Right expires or is terminated without being exercised in whole or in part, the unexercised or released shares from such Option or Stock Appreciation Right shall be available for future issuance under the Plan. Shares that are subject to an Award that is forfeited or cancelled or that are withheld in order to pay the purchase price for shares of Common Stock covered by any Award or to satisfy the tax withholding obligations associated with any Award under the Plan shall be available for future issuance under the Plan. Shares of Common Stock available for issuance under the Plan may be authorized and unissued, held by the Company in its treasury or otherwise acquired for purposes of the Plan. No fractional shares of Common Stock shall be issued under the Plan. Subject to adjustment pursuant to Section 10, the maximum number of shares of Common Stock with respect to which Options or Stock Appreciation Rights may be granted during any calendar year to any director, officer, employee or consultant may not exceed 50% of the total number of shares of Common Stock authorized for issuance under this Plan.
     4. Eligibility. Awards may be granted under the Plan to officers, employees, directors and consultants of the Company or its Affiliates. Incentive Stock Options may be granted only to employees of the Company or its Affiliates. The Company may also, from time to time, assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Award under the Plan in replacement of the award assumed by the Company, or (ii) treating the assumed award as if it had been granted under the Plan.
     5. Options.
          5.1 Option Grant. Subject to the provisions hereof, the Board may grant Incentive Stock Options or Nonstatutory Stock Options to eligible personnel on such terms and conditions as the Board deems appropriate.
          5.2 Exercise Price. The exercise price of an Option shall not be less than the par value of the

Common Stock, provided that the exercise price of an Option shall not be less than the Fair Market Value of the Common Stock on the date the Option is granted. Notwithstanding the foregoing, the exercise price of an Incentive Stock Option granted to a Ten Percent Stockholder shall not be less than 110% of the Fair Market Value of the Common Stock on the date the Option is granted.
          5.3 Option Term. No Option granted under the Plan may be exercisable (if at all) more than ten (10) years after the date the Option is granted (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, five (5) years.)
          5.4 Vesting and Exercise of Options. The Board may establish such vesting and other conditions and restrictions on the exercise of an Option and/or upon the issuance of Common Stock in connection with the exercise of an Option as it deems appropriate. Subject to satisfaction of applicable withholding requirements, once vested and exercisable, an Option may be exercised by transmitting to the Company: (i) a notice specifying the number of shares to be purchased and (ii) payment of the exercise price. The exercise price of an Option may be paid in cash and/or such other form of payment as the Company may permit.
          5.5 Rights as a Stockholder. No shares of Common Stock shall be issued in respect of the exercise of an Option until full payment of the exercise price and the applicable tax withholding obligations with respect to such exercise has been made or provided for. The holder of an Option shall have no rights as a stockholder with respect to any shares covered by an Option until the date such shares are issued. No adjustments shall be made for dividend distribution or other rights for which the record date is prior to the date such shares are issued.
          5.6 Buy Out and Settlement. The Board, on behalf of the Company, may at any time offer to buy out any Option on such terms and conditions as the Board shall establish.
          5.7 Options Non-Transferable. Options granted under the Plan shall not be transferable or assignable by a Participant, and may not be made subject to execution, attachment or similar process, otherwise then by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by the Participant. Notwithstanding the foregoing, the Board may determine at the time of grant or thereafter that a Nonstatutory Stock Option is transferable in whole or in part to such persons, under such circumstances, and subject to such conditions as the Board may prescribe; provided that, such conditions are consistent with the conditions that would permit the registration of the underlying shares on Form S-8 or a successor form.
          5.8 Assumed Options. In the event the Company assumes an option granted by another company, the exercise price and the number and nature of shares issuable upon exercise of such assumed option shall be adjusted appropriately as determined by the Board.
          5.9 Replacement Options. Without in any way limiting the authority of the Board to make or not to make grants of Options, the Board shall have the authority (but not an obligation) to include as part of any Award Agreement a provision entitling the Participant to a replacement Option in the event the Participant exercises the Option evidenced by the Award Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with the Plan and the terms and conditions of the Award Agreement.
     6. Stock Appreciation Rights.
          6.1 Stock Appreciation Right Grant. Subject to the provisions hereof, the Board may award

Stock Appreciation Rights upon such terms and conditions as it deems appropriate. A Stock Appreciation Right is an Award entitling the Participant, upon exercise, to receive an amount, in cash or shares of Common Stock or a combination thereof, as determined by the Board in its sole discretion, determined with reference to the appreciation, if any, in the fair market value of Common Stock during the period beginning on the date the Stock Appreciation Right is granted and ending on the date the Stock Appreciation Right is exercised.
          6.2 Types of Stock Appreciation Rights. Stock Appreciation Rights may be awarded under the Plan in conjunction with an Option (“tandem SARs”) or independent of any Option (“stand-alone SARs”). Tandem SARs awarded in conjunction with a Nonstatutory Stock Option may be awarded either at or after the time the Nonstatutory Stock Option is granted. Tandem SARs awarded in conjunction with an Incentive Stock Option may only be awarded at the time the Incentive Stock Option is granted.
          6.3 Exercisability. Except as otherwise provided herein, a tandem SAR shall be exercisable only at the time and to the same extent and subject to the same conditions as the related Option is exercisable. The exercise of a tandem SAR shall cancel the related Option to the extent of the shares of Common Stock with respect to which the Stock Appreciation Right is exercised, and vice versa. Tandem SARs may be exercised only when the Fair Market Value of the Common Stock to which it relates exceeds the Option exercise price. The Board may impose such additional service or vesting conditions upon the exercise of a Stock Appreciation Right (tandem or stand-alone) as it deems appropriate.
          6.4 Exercise. A Stock Appreciation Right may be exercised by giving written notice to the Company identifying the Stock Appreciation Right that is being exercised, specifying the number of shares covered by the exercise and containing such other information or statements as the Board may require. The Board may establish such rules and procedures as it deems appropriate for the exercise of Stock Appreciation Rights under the Plan. Upon the exercise of a Stock Appreciation Right, the Participant shall be entitled to receive an amount (in cash and/or shares of Common Stock as determined by the Board) equal to the product of (i) the number of shares with respect to which the Stock Appreciation Right is being exercised and (ii) the difference between the Fair Market Value of a share of the Common Stock on the date the Stock Appreciation Right is exercised and the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is granted.
          6.5 SARs Non-Transferable. Stock Appreciation Rights shall not be transferable by a Participant other than upon the Participant’s death to a beneficiary designated by the Participant in a manner acceptable to the Board, or, if no designated beneficiary shall survive the Participant, pursuant to the Participant’s will or by the laws of descent and distribution. All Stock Appreciation Rights shall be transferable, to the extent permitted above, only with the underlying option.
     7. Stock Bonus Awards. Subject to the provisions hereof, the Board may grant Stock Bonus Awards to eligible personnel upon such terms and conditions as the Board deems appropriate. The terms and conditions of Stock Bonus Awards may change from time to time, and the terms and conditions of each Award Agreement need not be identical.
          7.1 Consideration. A Stock Bonus Award shall be awarded in consideration for part or future services rendered to the Company or its Affiliates.
          7.2 Vesting. Shares of Common Stock awarded pursuant to a Stock Bonus may, but need not, be subject to a vesting schedule determined by the Board.
          7.3 Transferability. Shares of Common Stock received pursuant to a Stock Bonus Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Award Agreement, as the Board shall determine in its discretion, so long as shares remain subject to the terms of the Award Agreement.
     8. Termination of Employment or Service. Unless otherwise determined by the Board at grant or, if no rights of the Participant are thereby reduced, thereafter, and subject to earlier termination in accordance with the provisions hereof, the following rules apply with regard to Awards held by a Participant at the time of his or her termination of employment or other service with the Company and its Affiliates.
          8.1 Stock Options and Stock Appreciation Rights.
               8.1.1 If a Participant’s employment or service terminates due to his or her death or Disability, then (i) any Option or Stock Appreciation Right held by the Participant, to the extent not then exercisable, shall thereupon terminate, and (ii) any Option or Stock Appreciation Right held by the Participant which is exercisable at the time of such termination of employment or service due to his or her death or Disability shall remain exercisable by the Participant (or in the event of death, his or her legal representative) at any time within one year from the date his or her employment or service terminates, but in no event after expiration of the stated term, and, to the extent not exercised within such time period, shall thereupon terminate.
               8.1.2 If a Participant’s employment or service is terminated by the Company or its Affiliates for Cause or if, at the time of a Participant’s termination, grounds for termination for Cause exist, then notwithstanding anything to the contrary contained herein, any Option or Stock Appreciation Right held by the Participant (whether or not otherwise vested) shall immediately terminate and cease to be exercisable. “Cause” means (i) in the case where there is no employment or consulting agreement between the Participant and the Company or its Affiliates or where such an agreement exists but does not define “Cause” (or words of like import), a termination classified by the Company as a termination due to the Participant’s dishonesty, fraud, insubordination, willful misconduct, refusal to perform services or materially unsatisfactory performance of his or her duties, or (ii) in the case where there is an employment or consulting agreement between the Participant and the Company or its Affiliates, a termination that is or would be deemed for “cause” (or words of like import) under such agreement.
               8.1.3 If a Participant’s employment or service terminates for any reason (other than death, Disability or Cause at a time when Cause exists) or no reason, then any Option or Stock Appreciation Right held by the Participant, to the extent not then exercisable, shall thereupon terminate. Any Option or Stock Appreciation Right held by the Participant which is exercisable at the time of such termination of employment or service shall remain exercisable during the thirty (30) days period following such termination of employment or service or, if sooner, until the expiration of the stated term of the Option or Stock Appreciation Right and, to the extent not exercised within such period, shall thereupon terminate.
          8.2 Stock Bonuses. If a Participant’s employment or service terminates, then any shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Award Agreement shall be forfeited.
     9. Miscellaneous.
          9.1 No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant or other holder of Awards any right to continue to be employed by or serve the Company or an Affiliate in the capacity in effect at the time the

Award was granted or shall affect the right of the Company or an Affiliate to terminate such employment or service.
          9.2 Investment Assurance. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to reflect conditions imposed under an Award or to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.
          9.3 Withholding Obligations. As a condition to the exercise of any Award or the delivery of any shares of Common Stock pursuant to any Award or the lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Award, (i) the Company may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a Participant whether or not pursuant to the Plan or (ii) the Company shall be entitled to require that the Participant remit cash to the Company (through payroll deduction or otherwise), in each case in an amount sufficient in the opinion of the Company to satisfy such withholding obligation. If the event giving rise to the withholding obligation involves a transfer of shares of Common Stock, then, unless the applicable Award Agreement provides otherwise, at the discretion of the Board, the Participant may satisfy the withholding obligation described under this Section 9.3 by electing to have the Company withhold shares of Common Stock (which withholding shall be at a rate not in excess of the statutory minimum rate) or by tendering previously owned shares of Common Stock, in each case having a Fair Market Value equal to the amount of tax to be withheld (or by another mechanism as may be required or appropriate to conform with local tax and other rules).
     10. Adjustments Upon Changes in Common Stock.
          10.1 Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan shall be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan and the maximum number of securities that may be awarded to any employee, and the outstanding Awards shall be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Awards. The Board, the determination of which shall be final, binding and conclusive, shall make such adjustments. The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.
          10.2 Change in Control — Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then Awards outstanding under the Plan shall terminate if not exercised (if applicable) immediately prior to, or simultaneous with, such event.
          10.3 Change in Control — Asset Sale, Merger, Consolidation or Reverse Merger. In the event of (i) a sale of all or substantially all of the assets of the Company, (ii) a merger in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation shall assume any Awards outstanding under the Plan or shall substitute similar awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this Section 10.3 for those Awards outstanding under the Plan). In the event any surviving corporation or acquiring corporation refuses to assume such Awards or to substitute similar awards for those Awards outstanding under the Plan, then the vesting of all outstanding Awards (and, if applicable, the time during which such Awards may be exercised) shall be accelerated in full, and the Awards shall terminate if not exercised (if applicable) at or prior to such event.
     11. Amendment and Termination. The Board may amend or terminate the Plan, provided, however, that no such action may adversely affect the rights of a Participant under any outstanding Award without the consent of the Participant. Except as otherwise provided in Section 10, any amendment which would increase the number of shares of Common Stock for which Awards may be granted under the Plan (in the aggregate or on an individual basis) or modify the class of employees eligible to receive Awards under the Plan shall, during any period in which the Common Stock of the Company is listed on The Nasdaq Stock Market or any other National Securities Exchange, be subject to the approval of the stockholders of the Company. The Board may amend the terms of any Award Agreement at any time and from time to time, provided, however, that any amendment which would adversely affect the rights of the Participant may not be made without the consent of the Participant.
     12. Effective Date of Plan. The Plan shall become effective on the date of its adoption by the Company’s Board of Directors, subject however to approval by the holders of the Company’s Common Stock in the manner as prescribed in the Code and the resolutions thereunder. Options may be granted under this Plan prior to obtaining shareholder approval, provided such options shall not be exercisable before such shareholder approval is obtained. No grants of Bonus Stock may be made under the Plan prior to the receipt of shareholder approval.
     13. Definitions.
          13.1 “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Section 424(e) and (f), respectively, of the Code.
          13.2 “Award” means any Option, Stock Appreciation Right or Stock Bonus granted under the Plan.
          13.3 “Award Agreement” means a written agreement or other instrument between the Company and a holder of an Award evidencing the terms and conditions of an individual Award.
          13.4 “Board” means the Board of Directors of the Company.
          13.5 “Code” means the Internal Revenue Service Code of 1986, as amended.
          13.6 “Committee” means a committee appointed by the Board in accordance with Section 2.3.
          13.7 “Common Stock” means the common stock, par value $.01, of the Company.
          13.8 “Company” means Impax Laboratories, Inc., a Delaware corporation.
          13.9 “Disability” means the dates and permanent disability of a person within the meaning of Section 22(e) of the Code.
          13.10 “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          13.11 “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange or traded on the over-the-counter market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable; and (ii) in the absence of trading on such markets, the Fair Market Value shall be determined in good faith by the Board.
          13.12 “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
          13.13 “Non-Employee Director” means a member of the Board who (i) is not currently an officer (as defined in Rule 16a-1(f) under the Exchange Act or any successor regulation) of the Company or a parent or subsidiary of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the Company; (ii) does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K; and (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K.
          13.14 “Nonstatutory Stock Option” means an Option that does not qualify as an Incentive Stock Option.
          13.15 “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.
          13.16 “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an Award.
          13.17 “Plan” means this Impax Laboratories, Inc. Amended and Restated 2002 Equity Incentive Plan.
          13.18 “Securities Act” means the Securities Act of 1933, as amended.
          13.19 “Stock Appreciation Right” means a stock appreciation right granted pursuant to Section 6 of the Plan.
          13.20 “Stock Bonus” means a grant of restricted stock pursuant to Section 7 of the Plan.
          13.21 “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

APPENDIX B

PREFERRED STOCK RIGHTS AGREEMENT
BY AND BETWEEN
IMPAX LABORATORIES, INC.
AND
STOCKTRANS, INC.,
AS RIGHTS AGENT
Dated as of January 20, 2009

B-i

B-ii

B-iii

PREFERRED STOCK RIGHTS AGREEMENT
     This Preferred Stock Rights Agreement is dated as of January 20, 2009 (this “Agreement” or the “Rights Agreement”), by and between IMPAX LABORATORIES, INC., a Delaware corporation (the “Company”), and STOCKTRANS, INC. (the “Rights Agent”).
     WHEREAS, on January 20, 2009 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company (the “Board of Directors”) authorized and declared a dividend distribution of one preferred stock purchase right (a “Right”) for each share of common stock, $0.01 per share, of the Company (the “Common Stock”) outstanding as of the close of business on January 30, 2009 (the “Record Date”), each Right representing the right to purchase one one-thousandth of a share of Series A Junior Participating Preferred Stock of the Company having the rights, preferences, powers and privileges set forth in the form of the Certificate of Designation of Rights, Preferences and Privileges attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth, and the Board of Directors has further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22.
     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto, intending to be legally bound hereby, agree as follows:
     Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated.
          (a) “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall, on or after the date hereof, be the Beneficial Owner of 20% or more of the Voting Power of the aggregate of all shares of Voting Stock then outstanding and shall include all Affiliates and Associates of such Person; but such term shall not include (i) an Exempted Entity (as defined below), (ii) a Grandfathered Stockholder (as defined below), or (iii) any other Person who or which the Board of Directors determines, prior to the time such Person would otherwise be an Acquiring Person, should be exempted from the definition of Acquiring Person, provided, however, that the Board of Directors may make such exemption subject to such conditions, if any, which the Board of Directors may determine. Notwithstanding the foregoing:
               (i) No Person shall become an “Acquiring Person” as the result of an acquisition of shares of Voting Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate percentage of the total Voting Power represented by all shares of Voting Stock of the Company Beneficially Owned by such Person to 20% or more of the total Voting Power of the aggregate of all shares of Voting Stock then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 20% or more of the total Voting Power of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Voting Stock of the Company (other than shares issued by the Company as a dividend or distribution made pro rata to all holders of Common Stock), then such Person shall be deemed to be an “Acquiring Person;”
               (ii) If the Board of Directors determines in good faith that a Person who would otherwise be an “Acquiring Person” has become such inadvertently (including, without limitation,

because (A) such Person was unaware that it Beneficially Owned a percentage of Voting Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Voting Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement), then such Person shall not be deemed to be or to have become an “Acquiring Person” for any purposes of this Agreement unless and until such Person shall have failed to divest itself, as soon as practicable, if the Company so requests, of Beneficial Ownership of a sufficient number of shares of Voting Stock so that such Person would no longer otherwise qualify as an “Acquiring Person;”
               (iii) No Person shall become an “Acquiring Person” if any such Person who has become and is such a Beneficial Owner solely because (A) of a change in the aggregate number of shares of Voting Stock since the last date on which such Person acquired Beneficial Ownership of any shares of the Voting Stock, or (B) if acquired such Beneficial Ownership in the good faith belief that such acquisition would not (1) cause such Beneficial Ownership to be equal to or exceed 20% of the Voting Power of the aggregate of all shares of Voting Stock of the Company then outstanding and such Person relied in good faith in computing the percentage of its Beneficial Ownership on publicly filed reports or documents of the Company that are inaccurate or out-of-date, or (2) otherwise cause a Distribution Date or the adjustment provided for in a Flip-In Event or Flip-Over Event to occur. Notwithstanding this clause (iii), if any Person that is not an Acquiring Person due to this clause (iii) does not reduce its percentage of Beneficial Ownership of the Voting Power of the aggregate of all shares of Voting Stock of the Company then outstanding to less than 20% by the Close of Business on the fifth Business Day after notice from the Company (the date on which such notice is first mailed or sent being the first day) that such person’s Beneficial Ownership of the Voting Power of the aggregate of all shares of Voting Stock of the Company then outstanding is equal to or exceeds 20%, such Person shall, at the end of such five Business Day period, become an Acquiring Person (and such clause (B) shall no longer apply to such Person); and
               (iv) If a bona fide swaps dealer who would otherwise be an “Acquiring Person” has become so as a result of its actions in the ordinary course of its business that the Board of Directors determines in good faith were taken without the intent of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company, then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.
               (v) For purposes of this definition, the determination whether any Person acted in “good faith” shall be conclusively determined by the Board of Directors of the Company, acting by a vote of those directors of the Company whose approval would be required to redeem the Rights under this Agreement.
          (b) “Adjustment Shares” shall have the meaning ascribed thereto in Section 11(a) hereof.
          (c) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the Exchange Act Regulations, as in effect on the date of this Agreement; provided, however, that no Subsidiary of the Company, employee benefit plan of the Company or any Subsidiary of the Company, or Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan shall be deemed an Affiliate or Associate.

          (d) “Agreement” shall mean this Rights Agreement as originally executed or as it may from time to time be supplemented, amended, renewed, restated or extended pursuant to the applicable provisions hereof.
          (e) A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” and to have “Beneficial Ownership” of any securities:
               (i) That such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly (as determined pursuant to Rule 13d-3 of the Exchange Act Regulations as in effect on the date of this Agreement); provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own or to have Beneficial Ownership of, any security if the agreement, arrangement, or understanding to vote such security that would otherwise render such Person the Beneficial Owner of such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act and the Exchange Act Regulations, and (2) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);
               (ii) That such Person or any of such Person’s Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only upon the occurrence of certain events or the passage of time or both) pursuant to any agreement, arrangement, or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities or agreements with or between Persons and the Company with respect to any other bona fide issuance of securities by the Company to such Persons for resale within forty (40) days, including, without limitation, pursuant to Section 4(2) of the Securities Act or Rule 144A or Regulation S promulgated under the Securities Act), whether or not in writing, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants, options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own or to have Beneficial Ownership of securities tendered pursuant to a tender or exchange offer made in accordance with the Exchange Act Regulations by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote (whether such right is exercisable immediately or upon the occurrence of certain events or the passage of time or both) pursuant to any agreement, arrangement, or understanding (except to the extent contemplated by the proviso to subparagraph (i) of this paragraph (e));
               (iii) That are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such Person) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement, or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities or agreements with or between Persons and the Company with respect to any other bona fide issuance of securities by the Company to such Persons for resale within forty (40) days, including, without limitation, pursuant to Section 4(2) of the Securities Act or Rule 144A or Regulation S promulgated under the Securities Act), whether or not in writing, for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to subparagraph (i) of this paragraph (e)), or disposing of any such securities; or
               (iv) That are Beneficially Owned, directly or indirectly, by a Counterparty under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such Person or any of such Person’s Affiliates or Associates is a Receiving Party (as such terms are defined in the immediately following paragraph); provided however that the number of securities that a Person is deemed to Beneficially Own pursuant to this clause (iv) in connection with a particular Derivatives Contract shall not exceed the number of Notional Securities that are subject to such Derivatives Contract; provided, further, that the number of securities Beneficially Owned by each Counterparty (“Counterparty A”) under a Derivatives Contract shall for purposes of this clause (iv) be deemed to include all securities that are Beneficially Owned, directly or indirectly, by a Counterparty (“Counterparty B”) under any Derivatives Contract to which such Counterparty A is a Receiving Party, with this proviso being applied to successive Counterparties as appropriate.
     A “Derivatives Contract” is a contract between two parties (the “Receiving Party” and the “Counterparty”) that is designed to produce economic benefits and risks to the Receiving Party that correspond substantially to the ownership by the Receiving Party of a number of securities (the number corresponding to such economic benefits and risks, the “Notional Securities”), regardless of whether obligations under such contract are settled through the delivery of cash, securities or other property, without regard to any short position under the same or any other Derivative Contract.
     Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding that such Person would be deemed to Beneficially Own hereunder.
          (f) “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the States of California or New York are authorized or obligated by law or executive order to close.
          (g) “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.
          (h) “Closing Price” of any security on any given day shall be the last sale price, regular way, of such security or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on the principal trading market on which such security is then traded.
          (i) “Common Stock” shall mean the common stock, $0.01 par value per share, of the Company, and “common stock” when used with reference to any Person other than the Company shall mean the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person.
          (j) “Common Equity Interest” when used with reference to any Person other than the Company shall mean the class or series of capital stock (or equity interest) with the greatest voting power (in relation to any other classes or series of capital stock (or equity interest)) of such other Person.
          (k) “Current Market Price” of any security on any given day shall be deemed to be the average of the daily Closing Prices per share or other trading unit of such security for ten (10) consecutive Trading Days (as hereinafter defined) immediately preceding such date; provided, however, that with respect to shares of capital stock, in the event that the current market price per share of the capital stock is determined during a period following the announcement of (i) a dividend or distribution on the capital stock payable in shares of such capital stock or securities convertible into shares of such capital stock (other than the Rights), or (ii) any subdivision, combination or reclassification of the capital stock, and prior to the expiration of the requisite ten (10) Trading Day period, as set forth above, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then and in each such case, the “Current Market Price” shall be properly adjusted to take into account ex-dividend trading; and provided further that if the security is not publicly held or not so listed or traded, Current Market Price per share or other trading unit shall mean the fair value per share or other trading unit as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.
          (l) “Distribution Date” shall mean the earlier of (i) the tenth (10th) day after the Stock Acquisition Date (as hereinafter defined), or (ii) the tenth (10th) Business Day (or such later date as may be determined by action of a majority of the Board of Directors prior to such time as any Person becomes an Acquiring Person and of which later date the Company will give the Rights Agent prompt written notice) after the date of the commencement of, or first public announcement of the intent to commence, a tender or exchange offer by any Person (other than an Exempted Entity), if upon consummation thereof, such Person would be the Beneficial Owner of shares of Voting Power representing 20% or more of the total Voting Power of the aggregate of all shares of Voting Stock then outstanding (including any such date which is after the date of this Agreement and prior to the issuance of the Rights) other than pursuant to a Qualified Offer.
          (m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended and in effect on the date of this Agreement, and all references to any rule or regulation of the General Rules and Regulations under the Exchange Act shall be, except as otherwise specifically provided herein, to such rule or regulation as was in effect on the date of this Agreement.
          (n) “Exchange Act Regulations” shall mean the General Rules and Regulations under the Exchange Act.
          (o) “Exempted Entity” shall mean (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or any Subsidiary of the Company, and (iv) any trust fiduciary of other entity organized, appointed or established that holds Common Stock or other Voting Stock for or pursuant to the terms of any such employee benefit plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company.
          (p) “Expiration Date” shall have the meaning ascribed thereto in Section 7(a) hereof.
          (q) “Final Expiration Date” shall have the meaning ascribed thereto in Section 7(a) hereof.
          (r) “Flip-In Event” shall mean the event described in Section 11(a) hereof.
          (s) “Flip-Over Event” shall mean any of the events described in Section 12(a) hereof.
          (t) “Grandfathered Stockholder” shall mean any Person who or which would otherwise be deemed an “Acquiring Person” upon the adoption of this Agreement; provided, however, that any Grandfathered Stockholder shall not be deemed an “Acquiring Person” for purposes of this Agreement only for so long as (i) neither it nor any of its Affiliates or Associates purchase or otherwise acquire (including by becoming a member of a Group, or, if such Person is already a member of a Group, as a result of actions taken by any other member of such Group) Beneficial Ownership of any additional shares of outstanding Voting Stock after adoption of this Agreement (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Voting Stock or pursuant to a split or subdivision of the outstanding Voting Stock), and in the event that any Grandfathered Stockholder (or its Affiliates or Associates) does so acquire Beneficial Ownership of additional shares of outstanding Voting Stock, then such Person shall no longer be deemed a “Grandfathered Stockholder” and shall be deemed an “Acquiring Person;” and (ii) such Person does not cease to be the Beneficial Owner of twenty percent (20%) or more of the shares of Voting Stock then outstanding, including as a result of the disbandment of a Group, and in the event that any Grandfathered Stockholder ceases to be the Beneficial Owner of twenty percent (20%) or more of the shares of Voting Stock then outstanding, then such Person shall no longer be deemed a “Grandfathered Stockholder.”
          (u) “Group” shall mean any two or more Persons, each of whom Beneficially Own shares of Voting Stock, and who have agreed, whether through a written agreement or otherwise, to act in concert for the purpose or effect of changing or influencing the control or management of the Company or acquiring, holding, voting or disposing of equity securities of the Company.
          (v) “Nasdaq” shall mean The Nasdaq Stock Market, Inc.
          (w) “NYSE” shall mean The New York Stock Exchange, Inc.
          (x) “Person” shall mean any individual, partnership (general or limited), limited liability company, firm, corporation, association, trust, unincorporated organization, or other entity, any syndicate or group deemed to be a Person under Section 14(d)(2) of the Exchange Act, and shall include any successor (by merger or otherwise) of such entity.
          (y) “Preferred Stock” shall mean shares of Series A Junior Participating Preferred Stock, $0.01 par value per share, of the Company.
          (z) “Purchase Price” shall have the meaning ascribed thereto in Section 7(b) hereof.
          (aa) “Qualified Offer” shall mean an offer determined by the Board of Directors to have each of the following characteristics:
               (i) A fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding shares of Common Stock;
               (ii) An offer that has been commenced within the meaning of Rule 14d-2(a) under the Exchange Act and is made by an offeror (including Affiliates or Associates of such offeror) that beneficially owns no more than ten percent (10%) of the outstanding Common Stock as of the date of such commencement;
               (iii) An offer whose per-share offer price is greater than the higher of (a) the highest reported market price for the Common Stock in the immediately preceding twenty-four (24) months, and (b) an amount at least twenty-five percent (25%) higher than the Current Market Price per share of Common Stock, with, in the case of an offer that includes shares of common stock of the offeror, such per-share offer price being determined using the lowest reported market price for common stock of the offeror during the five (5) trading days immediately preceding and the five (5) trading days immediately following the commencement of such offer within the meaning of Rule 14d-2(a) under the Exchange Act;

               (iv) An offer that, within twenty (20) Business Days after the commencement date of the offer (or within ten (10) Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board of Directors rendering an opinion to the Board of Directors that the consideration being offered to the Stockholders is either inadequate or unfair;
               (v) If the offer includes shares of common stock of the offeror, an offer pursuant to which (i) the offeror shall permit a nationally recognized investment banking firm retained by the Board of Directors and legal counsel designated by the Company to have access to such offeror’s books, records, management, accountants and other appropriate outside advisers for the purposes of permitting such investment banking firm and such legal counsel to conduct a due diligence review of the offeror in order to permit such investment banking firm (relying as appropriate on the advice of such legal counsel) to be able to render an opinion to the Board of Directors with respect to whether the consideration being offered to the Stockholders is fair or adequate, and (ii) within ten (10) Business Days after such investment banking firm shall have notified the Company and the offeror that it had completed the due diligence review to its satisfaction (or following completion of such due diligence review within ten (10) Business Days after any increase in the consideration being offered), such investment banking firm does not render an opinion to the Board of Directors that the consideration being offered to the Stockholders is either unfair or inadequate and such investment banking firm does not after the expiration of such ten (10) Business Day period render an opinion to the Board of Directors that the consideration being offered to the Stockholders has become either unfair or inadequate based on a subsequent disclosure or discovery of a development or developments that have had or are reasonably likely to have a material adverse affect on the value of the common stock of the offeror;
               (vi) An offer that is subject only to the minimum tender condition described below in item (viii) of this definition and other customary terms and conditions, which conditions shall not include any requirements with respect to the offeror or its agents being permitted any due diligence with respect to the books, records, management, accountants and other outside advisers of the Company;
               (vii) An offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least one hundred twenty (120) Business Days and, if a Special Meeting is duly requested in accordance with Section 29(d), for, at least ten (10) Business Days after the date of the Special Meeting or, if no Special Meeting is held within ninety (90) Business Days following receipt of the Special Meeting Notice in accordance with Section 29(d), for at least ten (10) Business Days following such ninety (90) Business Day Period;
               (viii) An offer that is conditioned on a minimum of at least two-thirds of the outstanding shares of the Common Stock being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;
               (ix) An offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;
               (x) If the offer includes shares of common stock of the offeror, the offeror is a publicly owned United States corporation, and its common stock is freely tradable and is listed or admitted to trading on either the NYSE or Nasdaq, (ii) no stockholder approval of the offeror is required to issue such common stock, or, if required, has already been obtained, and (iii) no other class of voting stock of the offeror is outstanding, and the offeror meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act; and
               (xi) An offer that is otherwise in the best interests of the Company and its stockholders.
     For the purposes of the definition of Qualified Offer, “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (i) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board of Directors to maintain such availability until the offer is consummated or withdrawn, or (iii) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualified Offer in accordance with this definition, but subsequently ceases to be a Qualified Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualified Offer and the provisions of Section 29(d) shall no longer be applicable to such offer, provided the actual redemption of the Rights pursuant to Section 29(d) shall not have already occurred.
          (bb) “Record Date” shall have the meaning ascribed thereto in the preamble of this Agreement.
          (cc) “Redemption Resolution” shall have the meaning ascribed thereto in Section 29(d) hereof.
          (dd) “Right” shall have the meaning ascribed thereto in the preamble of this Agreement.
          (ee) “Rights Agent” shall have the meaning ascribed thereto in the preamble of this Agreement.
          (ff) “Rights Dividend Declaration Date” shall have the meaning ascribed thereto in the preamble of this Agreement.
          (gg) “Securities Act” shall mean the Securities Act of 1933, as amended and in effect on the date of this Agreement, and all references to any rule or regulation under the Securities Act shall be, except as otherwise specifically provided herein, to such rule or regulation as was in effect on the date of this Agreement.
          (hh) “Series A Junior Participating Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the Certificate of Designation attached to this Agreement as Exhibit A.
          (ii) “Special Meeting” shall have the meaning ascribed thereto in Section 29(d) hereof.
          (jj) “Special Meeting Notice” shall have the meaning ascribed thereto in Section 29(d) hereof.

          (kk) “Stock Acquisition Date” shall mean the first date of public announcement (which for purposes of this definition shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such other than pursuant to a Qualified Offer.
          (ll) “Subsidiary” shall mean, with reference to any Person, any other Person of which (1) a majority of the Voting Power of the Voting Securities or equity interests is Beneficially Owned, directly or indirectly, by such first-mentioned Person or otherwise controlled by such first-mentioned Person, or (2) an amount of Voting Securities or equity interests sufficient to elect at least a majority of the directors or equivalent governing body of such other Person is Beneficially Owned, directly or indirectly, by such first-mentioned Person, or otherwise controlled by such first-mentioned Person.
          (mm) “Trading Day,” with respect to any security shall mean a day on which the principal national securities exchange on which the security is listed or admitted to trading is open for the transaction of business or, if the security is not listed or admitted to trading on any national securities exchange, a Business Day.
          (nn) “Triggering Event” shall mean a Flip-In Event or a Flip-Over Event.
          (oo) “Voting Power” when used with reference to the Voting Securities of any Person shall mean the number of votes (whether cast in person, by proxy, or by written consent) entitled (1) to be cast generally in the election of directors or members of the governing body of such Person (if such person is a corporation or is managed by or under the direction of a governing body performing functions and having obligations similar to those of a corporate board of directors), or (2) to participate in the management and control of such Person (if such Person is not a corporation and is not managed by or under the direction of a governing body performing functions and having obligations similar to those of a corporate board of directors).
          (pp) “Voting Securities” when used in reference to any Person, shall mean the outstanding capital stock, equity interest, or other voting securities of such Person, in each case entitling the holder thereof (1) to cast votes, in person or by proxy, or to act by written consent, in the election of directors or members of the governing body of such Person (if such person is a corporation or is managed by or under the direction of a governing body performing functions and having obligations similar to those of a corporate board of directors), or (2) to participate in the management and control of such Person (if such Person is not a corporation and is not managed by or under the direction of a governing body performing functions and having obligations similar to those of a corporate board of directors).
          (qq) “Voting Stock” shall mean the Common Stock, the Preferred Stock, and any other class or series of securities or Voting Securities of the Company entitled to vote generally, together with the Common Stock, (1) to be cast generally in the election of directors or members of the governing body of the Company or (2) to participate in the management and control of the Company.
          (rr) “Whole Board” shall mean the total number of directors which the Company would have if there were no vacancies.
     Any determination required by the definitions contained in this Section 1 shall be made by the Board of Directors in its good faith judgment, which determination shall be final and binding on the Rights Agent.

     Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such Co-Rights Agent.
     Section 3. Issue of Rights Certificates.
          (a) Until the Distribution Date, (x) the Rights will be evidenced by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Rights Certificate, in substantially the form of Exhibit B hereto (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Sections 11, 12 or 13 hereof, at the time of distribution of the Rights Certificates, the Company may make the necessary and appropriate rounding adjustments (in accordance with Section 14 hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.
          (b) As soon as practicable following the Record Date, the Company will send a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by first-class, postage prepaid mail to each record holder of the Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company. The failure to send a copy of the Summary of the Rights shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights. Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of any certificates representing shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.
          (c) Certificates for the Common Stock issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date (as hereinafter defined), shall be deemed also to be certificates for Rights, and shall bear the following legend:
This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Impax Laboratories, Inc. (the “Company”) and StockTrans, Inc. dated as of January 20, 2009 (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, or may be evidenced by separate certificates or book entry form and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, the Rights beneficially owned by Acquiring Persons (as defined in the Rights Agreement) or any Affiliate or Associate thereof (as defined in the Rights Agreement) and any subsequent holder of such Rights may become null and void.
          (d) After the Distribution Date but prior to the Expiration Date, Rights shall, without further action, be issued in connection with the issuance of Common Stock upon the exercise of stock options granted prior to the Distribution Date or pursuant to other benefits under any employee plan or arrangement established prior to the Distribution Date; provided, however, that if, pursuant to the terms of any option or other benefit plan, the number of shares issuable thereunder is adjusted after the Distribution Date, the number of Rights issuable upon issuance of the shares shall be equal only to the number of shares which would have been issuable prior to the adjustment. In the event that the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding.
     Section 4. Form of Rights Certificates.
          (a) The Rights Certificates may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed or to conform to usage. Subject to the provisions of this Agreement, including Sections 7, 11, 12, 13, 22 and 24, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of shares of Preferred Stock as shall be set forth therein at the Purchase Price (as defined in Section 7(b)), but the number of such shares and the Purchase Price shall be subject to adjustment as provided herein.
          (b) Any Rights Certificate issued pursuant hereto that represents Rights Beneficially Owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) that becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) that becomes a transferee prior to or concurrently with the Acquiring Person becoming such and that receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or such Associate or Affiliate) or to any Person with whom such Acquiring Person (or such Associate or Affiliate) has any continuing written or oral agreement, arrangement, or understanding regarding either the transferred Rights, shares of Common Stock, or the Company; or (B) a transfer that the Board of Directors has determined in good faith to be part of a plan, agreement, arrangement, or understanding that has as a primary purpose or effect the avoidance of Section 7(e) hereof shall, upon the written direction of the Board of Directors, contain (to the extent feasible), the following legend:
“The Rights represented by this Rights Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such capitalized terms are defined in the Rights Agreement, dated as of January 20, 2009 (the “Rights Agreement”), by and between Impax Laboratories, Inc. and StockTrans, Inc., as Rights Agent). Accordingly,

this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.”
     Section 5. Countersignature and Registration.
          (a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.
          (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its office designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.
     Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.
          (a) Subject to the provisions of Sections 4(b), 7(e) and 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e) hereof, that have been redeemed pursuant to Section 23 hereof, or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of shares of Preferred Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and executed the certificate set forth in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Affiliates or Associates thereof as the Company shall reasonably request; whereupon the Rights Agent shall, subject to the provisions of Sections 4, 7 and 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination, or exchange of Rights Certificates.
          (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.
     Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.
          (a) Subject to Sections 7(e), 9(c) and 9(f) hereof, at or prior to the earlier of (i) the Close of Business on January 20, 2012 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, and (iii) the time at which the Rights are exchanged as provided in Section 24 hereof (the earlier of (i), (ii), and (iii) being the “Expiration Date”), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date (except as otherwise provided herein) upon surrender of the Rights Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable.
          (b) The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $15.00 (the “Purchase Price”), and shall be subject to adjustment from time to time as provided in Sections 11, 12 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with Paragraph (c) below. Each one one-thousandth of a share of Preferred Stock shall be referred to herein as a “Unit” of Preferred Stock.
          (c) (i) Subject to Section 14 hereof, following the Distribution Date, the Company may (at the direction of the Board of Directors) deposit with a corporation in good standing organized under the laws of the United States or any State of the United States, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority (the “Depositary Agent” ) certificates representing the shares of Preferred Stock that may be acquired upon exercise of the Rights and may cause such Depositary Agent to enter into an agreement pursuant to which the Depositary Agent shall issue receipts representing interests in the shares of Preferred Stock so deposited.
               (ii) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price for the Units of Preferred Stock (or, following a Triggering Event, other securities, cash, or other assets, as the case may be) to be purchased thereby as set forth below and an amount equal to any applicable transfer tax or other charge required to be paid by the holder of such Rights Certificate in accordance with Section 9 hereof, or evidence satisfactory to the Company of payment of such tax or charge, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i)(A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates representing such number of shares of Preferred Stock (or fractions of shares that are integral multiples of one one-thousandth of a share of Preferred Stock) as are to be purchased and the Company will direct its transfer agent to comply with all such requests, and/or (B) requisition from the Depositary Agent depositary receipts representing such number of Units of Preferred Stock as are to be purchased and the Company will direct the Depositary Agent to comply with all such requests, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or such depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. In the event that the Company is obligated to issue Common Stock or other securities of the Company, pay cash, and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such Common Stock, other securities, cash, and/or other property is available for distribution by the Rights Agent, if and when necessary to comply with this Agreement. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11 hereof) may be made in cash or by certified or bank check or money order payable to the order of the Company.
          (d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Rights Certificate or to his duly authorized assigns, subject to the provisions of Sections 6 and 14 hereof.
          (e) Notwithstanding anything in this Agreement to the contrary, from and after the time that any Person becomes an Acquiring Person, any Rights Beneficially Owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and who receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or any such Associate or Affiliate) or to any Person with whom the Acquiring Person (or such Associate or Affiliate) has any continuing written or oral agreement, arrangement, or understanding regarding the transferred Rights, Voting Stock, or the Company, or (B) a transfer that the Board of Directors has determined in good faith to be part of a plan, agreement, arrangement, or understanding that has as a primary purpose or effect the avoidance of this Section 7(e), shall be null and void without any further action, and any holder of such Rights thereafter shall have no rights or preferences whatsoever with respect to such Rights, whether under any provision of this Agreement, the Rights Certificates, or otherwise (including, without limitation, rights and preferences pursuant to Sections 7, 11, 12, 13, 14, 23, and 24 hereof). No Rights Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Rights Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the preceding sentence shall be cancelled. The Company shall use all reasonable efforts to ensure compliance with the provisions of this Section 7(e) and Section 4(b), but neither the Company nor the Rights Agent shall have any liability to any holder of Rights or any other Person as a result of the Company’s failure to make any determination under this Section 7(e) or such Section 4(b) with respect to an Acquiring Person or its Affiliates, Associates, or transferees.
          (f) Notwithstanding anything in this Agreement or any Rights Certificate to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported transfer or exercise as set forth in this

Section 7 by such registered holder unless such registered holder shall have (i) completed and executed the certificate following the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such assignment or exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Affiliates or Associates thereof as the Company shall reasonably request.
     Section 8. Cancellation and Destruction of Rights Certificates.
     All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificates purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
     Section 9. Reservation and Availability of Preferred Stock.
          (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any authorized and issued shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights.
          (b) So long as the shares of Preferred Stock issuable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.
          (c) The Company shall use its best efforts to (i) file, as soon as practicable following the earlier of the Distribution Date or as soon as is required by law, a registration statement under the Securities Act, with respect to the Preferred Stock purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after the filing, (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Expiration Date, and (iv) obtain such other regulatory approvals as may be necessary for it to issue securities purchasable under the exercise of the Rights. The Company will also take all action as may be necessary or appropriate to ensure compliance with the securities laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed one hundred twenty (120) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective or to obtain any other required regulatory approval in connection with the exercisability of the Rights. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in that jurisdiction shall have been obtained and, if applicable, until a registration statement shall have been declared effective.

          (d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.
          (e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock upon the exercise of Rights. The Company shall not, however, be required (i) to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a person other than, or the issuance or delivery of the shares of Preferred Stock in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise, or (ii) to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.
     Section 10. Preferred Stock Record Date.
     Each Person in whose name any certificate for a number of one one-thousandths of a share of Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock represented thereby, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock transfer books of the Company are open.
     Section 11. The Flip-In.
     The Purchase Price, the number and kind of securities covered by each Right, and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
          (a) Subject to the provisions of the following subparagraphs (b) and (c) and Section 23, in the event that any Person becomes an Acquiring Person other than pursuant to a Qualified Offer, each holder of a Right (which shall not include Rights which have become null and void pursuant to the provisions of Section 7(e) hereof) shall thereafter have a right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of shares of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable and dividing that product by (y) 50% of the Current Market Price per share of the Common Stock on the date of the occurrence of such event (such number of shares being herein referred to as the “Adjustment Shares”).
          (b) In the event that there shall not be sufficient issued but not outstanding and authorized but unissued shares of Common Stock to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (a), the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exercise of the Rights; provided, however, if the Company is unable to cause the authorization of a sufficient number of additional shares of Common Stock, then, in the event the Rights become so exercisable, the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party shall, upon the exercise of such Rights, (i) pay an amount in cash equal to the excess of (A) the product of (1) the number of Adjustment Shares, multiplied by (2) the Current Market Price of the Common Stock (such product being herein referred to as the “Current Value”), over (B) the Purchase Price, in lieu of issuing shares of Common Stock and requiring payment therefor, or (ii) issue debt or equity securities, or a combination thereof, having a value equal to the Current Value, where the value of such securities shall be determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors, and require the payment of the Purchase Price, or (iii) deliver any combination of cash, property, Common Stock and/or other securities having the requisite value, and require payment of all or any requisite portion of the Purchase Price. To the extent that the Company determines that some action need be taken pursuant to clauses (i), (ii), or (iii) of the proviso of this subparagraph (b), a majority of the Whole Board may suspend the exercisability of the Rights for a period of up to forty-five (45) days following the date on which the Flip-In Event shall have occurred, in order to decide the appropriate form of distribution to be made pursuant to the above proviso and to determine the value thereof. In the event of any suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at the time the suspension is no longer in effect.
          (c) The Board of Directors may, at its option, at any time after any Person becomes an Acquiring Person other than pursuant to a Qualified Offer, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have been null and void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock at an exchange ratio of one share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Stock or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 75% or more of the Voting Power of the aggregate of all Voting Stock then outstanding. Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to this subparagraph (c) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights. In any exchange pursuant to this subparagraph (c), the Company, at its option, may substitute shares of Preferred Stock (or shares of equivalent preferred stock, as such term is defined in Section 13(b) hereof) for Common Stock exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or equivalent preferred stock) for each share of Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock (or equivalent preferred stock) delivered in lieu of each share of Common Stock shall have the same voting rights as one share of Common Stock. In the event that there shall not be sufficient shares of Common Stock or Preferred Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this subparagraph (c), the Company shall take all such action as may be necessary to authorize additional shares of Common Stock or Preferred Stock for issuance upon exchange of the Rights. The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares. In lieu of such fractional shares, the Company shall pay to the registered holders of the Rights Certificates, with regard to which such fractional shares would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this subparagraph (c), the current market value of a whole share shall be the Closing Price of the Common Stock for the Trading Day immediately prior to the date of exchange pursuant to this subparagraph (c).
     Section 12. The Flip-Over.
     The Purchase Price, the number and kind of securities covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 12.
          (a) In the event that, following the Distribution Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company), (y) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell, mortgage or otherwise transfer (or one or more of its Subsidiaries shall sell, mortgage or otherwise transfer), in one or more transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons, then, and in each such case, (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of shares of freely tradable common stock of the Principal Party, free and clear of any lien, encumbrance or other adverse claim, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable (or the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the occurrence of the Flip-In Event if a Flip-In Event has previously occurred) and dividing that product by (2) 50% of the Current Market Price per share of the common stock of such Principal Party on the date of consummation of the Flip-Over Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of the Flip-Over Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 13 hereof shall apply to such Principal Party; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its common stock) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of common stock thereafter deliverable upon the exercise of the Rights; and the provisions of Section 11 hereof shall be of no effect following the first occurrence of any Flip-Over Event.
          (b) “Principal Party” shall mean:
               (i) In the case of any transaction described in clause (x) or (y) of the first sentence of Section 12(a), (A) the Person that is the issuer of any securities into which shares of Company

Common Stock are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of Common Stock that has the highest aggregate Current Market Price, and (B) if no securities are so issued, the Person that is the other party to such merger or consolidation, or, if there is more than one such Person, the Person the Common Stock of which has the highest aggregate Current Market Price; and
               (ii) In the case of any transaction described in clause (z) of the first sentence of Section 12(a), the Person that is the party receiving the largest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, whichever Person the Common Stock of which has the highest aggregate Current Market Price; provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve-month period registered under Section 12 of the Exchange Act (“Registered Common Stock”), or such Person is not a corporation, and such Person is a direct or indirect Subsidiary of another Person that has Registered Common Stock outstanding, “Principal Party” shall refer to such other Person; (2) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is a direct or indirect Subsidiary of another Person but is not a direct or indirect Subsidiary of another Person that has Registered Common Stock outstanding, “Principal Party” shall refer to the ultimate parent entity of such first-mentioned Person; (3) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and one or more of such other Persons has Registered Common Stock outstanding, “Principal Party” shall refer to whichever of such other Persons is the issuer of the Registered Common Stock having the highest aggregate Current Market Price; and (4) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and none of such other Persons have Registered Common Stock outstanding, “Principal Party” shall refer to whichever ultimate parent entity is the corporation having the greatest stockholders’ equity or, if no such ultimate parent entity is a corporation, shall refer to whichever ultimate parent entity is the entity having the greatest net assets.
          (c) The Company shall not consummate any Flip-Over Event or any other consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 12, and unless prior thereto the Company and such Principal Party and each other Person who may become a Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 12 and further providing that the Principal Party will, as soon as practicable after the Flip-Over Event:
               (i) (A) prepare and file at its own expense an appropriate registration statement under the Securities Act with respect to the Common Stock that may be acquired upon exercise of the Rights, (B) cause such registration statement to become and remain effective (and to include a prospectus complying with the requirements of the Securities Act) until the Expiration Date, and (C) take such action as may be required to ensure that any acquisition of such Common Stock upon the exercise of the Rights complies with any applicable state securities or “blue sky” laws; and
               (ii) Deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

          (d) In case the Principal Party that is to be a party to a transaction referred to in this Section 12 has a provision in any of its authorized securities or in its Certificate of Incorporation or By-laws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing such Principal Party to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 12, shares of Common Stock of such Principal Party at less than the then Current Market Price per share or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such then current market price (other than to holders of Rights pursuant to this Section 12) or (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of this Section 12, then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been cancelled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.
          (e) Notwithstanding anything in this Agreement to the contrary, the provisions of this Section 12 shall not be applicable to a Flip-Over Event, if (i) such Flip-Over Event is consummated with a Person or Persons who acquired shares of Common Stock pursuant to a tender offer or exchange offer for all outstanding shares of Common Stock which is a Qualified Offer (or a wholly owned subsidiary of any such Person or Persons), (ii) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to all holders of shares of Common Stock whose shares were purchased pursuant to such tender offer or exchange offer and (iii) the form of consideration being offered to the remaining holders of shares of Common Stock pursuant to such transaction is the same as the form of consideration paid pursuant to such tender offer or exchange offer. Upon consummation of any such transaction contemplated by this Section 12(e), all Rights hereunder shall expire.
          (f) The provisions of this Section 12 shall similarly apply to successive Flip-Over Events, mergers, consolidations, sales or other transfers. In the event that a Flip-Over Event shall occur at any time after the occurrence of a Flip-In Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 12(a).
     Section 13. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.
     The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 13.
          (a) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 13(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which could require an adjustment under both Section 11(a) hereof and this Section 13(a), the adjustment provided for in this Section 13(a) shall be in addition to, and shall be made prior to any adjustment required pursuant to Section 13(a).
          (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“equivalent preferred stock”)) or securities convertible into Preferred Stock or equivalent preferred stock at a price per one one-thousandth of a share of Preferred Stock or per share of equivalent preferred stock (or having a conversion price per share, if a security convertible into Preferred Stock or equivalent preferred stock) less than the Current Market Price per one one-thousandth of a share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of one one-thousandths of shares of Preferred Stock outstanding on such record date, plus the number of one one-thousandths of shares of Preferred Stock which the aggregate offering price of the total number of shares of one one-thousandths of Preferred Stock and/or equivalent preferred stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of one one-thousandths of shares of Preferred Stock outstanding on such record date, plus the number of additional one one-thousandths of shares of Preferred Stock and/or equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
          (c) In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 13(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per one one-thousandth of a share of the Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one one-thousandth of a share of Preferred Stock and the denominator of which shall be such current market price per one one-thousandth of a share of the Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would be in effect if such record date had not been fixed.

          (d) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 13(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 13 shall be made to the nearest cent or to the nearest one ten-thousandth of a share of Common Stock or other share or one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 13(d), any adjustment required by this Section 13 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment or (ii) the Expiration Date.
          (e) If as a result of an adjustment made pursuant to Section 11(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in Section 13(a) through (c), inclusive, and the provisions of Section 7, 9, 10, 12 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.
          (f) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
          (g) Unless the Company shall have exercised its election as provided in Section 13(h), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 13(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
          (h) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of shares of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-millionth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 13(h), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.
          (i) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares which were expressed in the initial Rights Certificates issued hereunder.
          (j) Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the shares of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Preferred Stock at such adjusted Purchase Price.
          (k) In any case in which this Section 13 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the shares of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the shares of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.
          (l) Anything in this Section 13 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 13, as and to the extent that in its sole discretion the Company shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends, or (v) issuance of rights, options or warrants referred to in this Section 13, hereafter made by the Company to holders of its Preferred Stock shall, if practicable, not be taxable to such stockholders.
          (m) The Company covenants and agrees that it shall not (i) consolidate with, (ii) merge with or into, or (iii) sell or transfer to, in one or more transactions, assets or earning power aggregating more than fifty percent (50%) of the assets or earning power of the Company and its Subsidiaries taken as a whole, any other Person if at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.
          (n) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Sections 23, 24, 26 or 27 hereof, take any action the purpose or effect of which is to diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights, unless such action is approved by the Whole Board.

          (o) Whenever an adjustment is made as provided in Sections 11, 12 and 13 hereof, the Company shall promptly (i) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (ii) file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock a copy of such Certificate, and (iii) mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any adjustment unless and until it shall have received such certificate.
          (p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Record Date and prior to the Distribution Date (i) declare or pay any dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the occurrence of such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately following the occurrence of such event.
     Section 14. Fractional Rights and Fractional Shares.
          (a) The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Current Market Price of a whole Right as of the date on which such fractional Rights would have been otherwise issuable.
          (b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Subject to Section 7(c) hereof, fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a Depositary Agent selected by it. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the Current Market Price of one one-thousandth of a share of Preferred Stock as of the date of such exercise.
          (c) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

     Section 15. Rights of Action.
     All rights of action in respect of this Agreement, other than rights of action expressly vested in the Rights Agent pursuant to Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock) without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.
     Section 16. Agreement of Right Holders.
     Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
          (a) Prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;
          (b) After the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates duly completed and fully executed;
          (c) Subject to Sections 6 and 7 hereof, the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the penultimate sentence of Section 7(e), shall be affected by any notice to the contrary; and
          (d) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to prevent the issuance of any such order, decree or ruling and to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

     Section 17. Rights Certificate Holder Not Deemed a Stockholder.
     Except as otherwise expressly provided in this Agreement, no holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders, or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.
     Section 18. Concerning the Rights Agent.
     The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises. The indemnification provided for hereunder shall survive the expiration of the Rights and the termination of this Agreement.
     The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.
     Section 19. Merger or Consolidation or Change of Name of Rights Agent.
     Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

     In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
     Section 20. Duties of Rights Agent.
     The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:
          (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.
          (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent, for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.
          (c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.
          (d) The Rights Agent shall not be liable for or by reason of any of the statements of facts or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.
          (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11 or 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

          (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
          (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.
          (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.
          (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct provided reasonable care was exercised in the selection and continued employment thereof.
          (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
          (k) The Rights Agent shall not be required to take notice or be deemed to have notice of any fact event or determination under this Agreement, unless and until the Rights Agent shall be specifically notified in writing by the Company of such fact, event or determination.
     Section 21. Change of Rights Agent.
          (a) Resignation. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent (or its affiliate) terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice.
          (b) Removal by Company. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail.

          (c) Replacement. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company shall appoint a successor Rights Agent. If the Company fails to appoint a successor Rights Agent within thirty (30) days after giving the Rights Agent notice of its removal, or within thirty (30) days after receiving written notice of the resignation or incapacity of the Rights Agent from the Rights Agent or a holder of a Rights Certificate (who shall, with its notice, submit its Rights Certificate for inspection by the Company), then the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.
          (d) Qualifications. Any successor Rights Agent, whether appointed by the Company or by a court, shall: (i) be a corporation organized and doing business under the laws of the United States (or any state of the United States) in good standing; (ii) be authorized under such laws to exercise corporate trust or stock transfer powers; (iii) be subject to supervision or examination by a federal or state authority; and (iv) have, at the time of its appointment as Rights Agent, a combined capital and surplus, along with its Affiliates, of at least $50,000,000.
          (e) Succession Procedures. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of the appointment of the successor Rights Agent, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
     Section 22. Issuance of New Rights Certificates.
     Notwithstanding any of the provisions of this Agreement or the Rights Certificates to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by a majority of the Board of Directors to reflect any adjustment or change made in accordance with the provisions of this Agreement in the Purchase Price or the number or kind or class of shares or other securities or property that may be acquired under the Rights Certificates. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.
     Section 23. Redemption and Termination.
          (a) The Board of Directors of the Company may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth (10th) Business Day following a Stock Acquisition

Date or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth (10th) Business Day following the Record Date, subject to extension by the Board of Directors for a period of time up to, but not exceeding, ten (10) additional Business Days, and (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $0.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”), and the Company may, at its option, by action of a majority of the Whole Board, pay the Redemption Price either in shares of Common Stock (based on the Current Market Price of the shares of Common Stock at the time of redemption), cash or any other form of consideration, or any combination of any of the foregoing, deemed appropriate by the Board of Directors. Subject to the foregoing, the redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Whole Board in its sole discretion may establish. Notwithstanding anything in this Agreement to the contrary, the Rights shall not be exercisable until such time as the Rights shall have become non-redeemable in accordance with the terms of this Agreement.
          (b) Promptly upon the action of the Board of Directors of the Company extending the redemption period pursuant to Section 23(a)(i), evidence of which shall have been filed with the Rights Agent, the Company shall issue a press release indicating the date to which the Board of Directors has extended its right to redeem the Rights.
          (c) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Within ten (10) days after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. In any case, failure to give such notice to any particular holder of Rights shall not affect the sufficiency of the notice to other holders of Rights.
     Section 24. Effectiveness of this Agreement.
     It is intended that this Agreement shall become effective upon the execution hereof.
     Section 25. Notice of Certain Events.
          (a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any Flip-Over Event, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, Flip-Over Event, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock whichever shall be the earlier.
          (b) Upon the occurrence of a Flip-In Event or a Flip-Over Event, the Company or Principal Party, as the case may be, shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Sections 11(a) or 12(a) hereof, as the case may be.
     Section 26. Notices.
     Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
Impax Laboratories, Inc.
30831 Huntwood Avenue
Hayward, CA 94544
Attention: Chief Financial Officer
With a copy to:
Blank Rome LLP
Watergate 600 New Hampshire Avenue
Washington, DC 20037
Attention: Keith E. Gottfried, Esq.
Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if delivered by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
StockTrans, Inc.
44 West Lancaster Avenue
Ardmore, PA 19003
Attention: Client Services
Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company. The Company shall deliver a copy of any notice or demand it delivers to the holder of any Rights Certificate to the Rights Agent and the Rights Agent shall deliver a copy of any notice or demand it delivers to the holder of any Rights Certificate to the Company.

     Section 27. Supplements and Amendments.
          (a) Except as otherwise provided in this Section 27, for so long as the Rights are then redeemable, the Company, by action of the Board of Directors in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, may from time to time supplement or amend any provision of this Agreement (including, without limitation, any extension of the period in which the Rights may be redeemed, any increase in the Purchase Price and any extension of the Final Expiration Date) without the approval of any holders of the Rights; provided, however, that no such supplement or amendment which obligates the Rights Agent to accept any duties and/or responsibilities not specified in this Agreement shall become binding upon the Rights Agent unless and until the Rights Agent consents in writing to the acceptance of such additional duties and/or responsibilities, which consent shall not be unreasonably withheld or delayed by the Rights Agent. At any time when the Rights are no longer redeemable, except as otherwise provided in this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of the Rights in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner that the Company may deem necessary or desirable, provided, however, that this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed, or modify the ability (or inability) of the Board of Directors to redeem the Rights, in either case at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or benefits to, the holders of Rights as such (other than Rights that have become null and void pursuant to Section 7(e) hereof), and provided, further, that no such supplement or amendment pursuant to this sentence shall adversely affect the interests of the holders of the Rights as such (other than Rights that have become null and void pursuant to Section 7(e) hereof). Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which decreases the Redemption Price.
          (b) Upon delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment; provided, however, that no supplement or amendment may be made to Sections 18, 19, 20, or 21 hereof without the consent of the Rights Agent. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.
     Section 28. Successors.
     All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
     Section 29. Determinations and Actions by the Board of Directors, Etc.
          (a) For all purposes of this Agreement, any calculation of the number of shares of any class or series of Voting Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Voting Stock of which any Person is the Beneficial Owner (or the particular percentage of Voting Power if such shares of Voting Stock represented by shares of Voting Stock Beneficially Owned by such Person), shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the Exchange Act Regulations as in effect on the date hereof. Except as otherwise specifically provided herein, the Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power (i) to interpret the provisions of this Agreement, and (ii) to make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board of Directors of the Company or any member thereof to any liability to the holders of the Rights.
          (b) It is understood that the TIDE Committee (as described below) of the Board of Directors shall review and evaluate this Agreement in order to consider whether the maintenance of this Agreement continues to be in the best interests of the Company, its stockholders and other relevant constituencies of the Company at least annually, or sooner than that if any Person shall have made a proposal to the Company or its stockholders, or taken any other action that, if effective, could cause such Person to become an Acquiring Person hereunder, if a majority of the members of the TIDE Committee shall deem such review and evaluation appropriate after giving due regard to all relevant circumstances. Following each such review, the TIDE Committee shall communicate its conclusions to the full Board of Directors, including any recommendation in light thereof as to whether this Agreement should be modified or the Rights should be redeemed. The TIDE Committee shall be comprised of members of the Board of Directors who are not officers, employees or Affiliates of the Company and shall be the Nominating and Governance Committee of the Board of Directors (or any successor committee) as long as the members of such committee meet such requirements.
          (c) The TIDE Committee and the Board of Directors, when considering whether this Agreement should be modified or the Rights should be redeemed, shall have the power to set their own agenda and to retain at the expense of the Company their choice of legal counsel, investment bankers and other advisors. The TIDE Committee and the Board of Directors, when considering whether this Agreement should be modified or the Rights should be redeemed, shall have the authority to review all information of the Company and to consider any and all factors they deem relevant to an evaluation of whether this Agreement should be modified or the Rights should be redeemed.
          (d) In the event the Company, not earlier than ninety (90) Business Days nor later than one hundred twenty (120) Business Days following the commencement of a Qualified Offer, which has not been terminated prior thereto and which continues to be a Qualified Offer, receives a written notice complying with the terms of this Section 29(d) (the “Special Meeting Notice”) that is properly executed by the holders of record (or their duly authorized proxy) of ten percent (10%) of the shares of Common Stock then outstanding directing the Board of Directors to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a “Special Meeting”) a resolution authorizing the redemption of all, but not less than all, of the then outstanding Rights at the Redemption Price (the “Redemption Resolution”), then the Board of Directors shall take such actions as are necessary or desirable to cause the Redemption Resolution to be submitted to a vote of stockholders, by including a proposal relating to adoption of the Redemption Resolution in the proxy materials of the Company for the Special Meeting. For purposes of a Special Meeting Notice, the record date for determining eligible holders of record shall be the ninetieth (90th) Business Day following the commencement of a Qualified Offer. Any Special Meeting Notice must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the stockholders of record executing the request (x) the name and address of such stockholders, as they appear on the Company’s books and records, (y) the class and number of shares of Common Stock which are owned of record by each of such stockholders, and (z) in the case of Common Stock that is owned beneficially by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Notice only after obtaining instructions to do so from such beneficial owner. Subject to the requirements of applicable law, the Board of Directors may take a position in favor of or opposed to the adoption of the Redemption Resolution, or no position with respect to the Redemption Resolution, as it determines to be appropriate in the exercise of its duties. In the event that no Person has become an Acquiring Person prior to the redemption date referred to in this Section, and the Qualified Offer continues to be a Qualified Offer and either (i) the Special Meeting is not held on or prior to the ninetieth (90th) Business Day following receipt of the Special Meeting Notice, or (ii) if, at the Special Meeting, the holders of a majority of the shares of Common Stock outstanding as of the record date for the Special Meeting selected by the Board of Directors shall vote in favor of the Redemption Resolution, then all of the Rights shall be deemed redeemed by such failure to hold the Special Meeting or as a result of such stockholder action, as the case may be, at the Redemption Price, or the Board of Directors shall take such other action as would prevent the existence of the Rights from interfering with the consummation of the Qualified Offer, effective either (i) as of the Close of Business on the 90th Business Day following receipt of the Special Meeting Notice if a Special Meeting is not held on or prior to such date or (ii) as of the date on which the results of the vote on the Redemption Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be.
     Immediately upon the action of the Board of Directors electing to redeem the Rights pursuant to Section 23 or the effectiveness of such redemption pursuant to Section 29(d) (or, if the resolution of the Board of Directors electing to redeem the Rights pursuant to Section 23 states that the redemption will not be effective until the occurrence of a specified future time or event, upon the occurrence of such future time or event), without any further action and without any notice, the right to exercise the Rights will terminate and each Right, whether or not previously exercised, will thereafter represent only the right to receive the Redemption Price in cash or securities, as determined by the Board of Directors; provided, however, that such resolution of the Board of Directors pursuant to Section 23 may be revoked, rescinded or otherwise modified at any time prior to the time and date of effectiveness set forth in such resolution, in which event the right to exercise will not terminate at the time and date originally set for such termination by the Board of Directors. Promptly after the Rights are redeemed, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice in accordance with Section 26.
     Section 30. Benefits of this Agreement.
     Nothing in this Agreement shall be construed to give to any Person, other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock), any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock).
     Section 31. Severability.
     If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors determines in its good faith judgment that severing the invalid, void or unenforceable language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the tenth day following the date of such determination by the Board of Directors.
     Section 32. Governing Law.
     This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.
     Section 33. Counterparts.
     This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
     Section 34. Descriptive Headings.
     Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
     Section 35. Force Majeure.
     Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.
Balance of Page Intentionally Left Blank

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:	IMPAX LABORATORIES, INC.

By: /s/ Arthur A. Koch, Jr.	By: /s/ Larry Hsu

Name: Arthur A. Koch, Jr.	Name: Larry Hsu
Title: Chief Financial Officer	Title: President and Chief Executive Officer

Attest:	STOCKTRANS, INC.

By: /s/ Angela Lamb	By: /s/ Robert J. Winterle

Name: Angela Lamb	Name: Robert J. Winterle
Title: Assistant Vice President	Title: Vice President

EXHIBIT A
FORM
OF
CERTIFICATE OF DESIGNATION OF RIGHTS, PREFERENCES AND PRIVILEGES OF
SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
OF
IMPAX LABORATORIES, INC.
(Pursuant to Section 151 of the
General Corporation Law of the State of Delaware)

     The undersigned, Larry Hsu, in accordance with the provisions of Section 103 of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies:
          1. That is he is the duly elected President and Chief Executive Officer of Impax Laboratories, Inc., a Delaware corporation (the “Corporation”); and
          2. That, on January 20, 2009, the Board of Directors of the Corporation acting pursuant to the authority conferred upon the Board of Directors by Article SIXTH of the Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) and in accordance with Section 151(g) of the DGCL, adopted the following resolution creating a series of one hundred thousand (100,000) shares of Preferred Stock, par value $0.01 per share, designated as Series A Junior Participating Preferred Stock:
          “RESOLVED, that pursuant to the authority expressly granted and vested in the Board of Directors of the Corporation in accordance with Article SIXTH of its Restated Certificate of Incorporation, a series of Preferred Stock of the Corporation be and it hereby is created, and the designation, number, preferences, voting powers and other rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:
     Section 1. Designation and Amount. The shares of a series of the Preferred Stock of the Corporation, par value $0.01 per share, shall be designated as “Preferred Stock, Series A” (the “Series A Junior Participating Preferred Stock”) and the number of shares constituting such series shall initially be one hundred thousand (100,000). Such number of shares may be increased or decreased by resolution of the Board of Directors of the Company (the “Board of Directors” or the “Board”); provided, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series A Junior Participating Preferred Stock.
     Section 2. Dividends and Distributions. (A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, and in preference to the holders of the

Exhibit A-1
(to Appendix B)

Common Stock, par value $0.01 per share (the “Common Stock”), the holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of each fiscal quarter of the Corporation in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $.01 or (b) subject to the provision for adjustment hereinafter set forth, 1000 times the aggregate per share amount of all cash dividends, and 1000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock of the Corporation since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Corporation shall at any time after January 20, 2009 declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision of combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each of those cases the multiplier set forth in clause (b) of the preceding sentence shall be adjusted by multiplying such multiplier by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
               (B) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $.01 per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on the subsequent Quarterly Dividend Payment Date.
               (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of the shares of Series A Junior Participating Preferred Stock, unless the date of issue of the shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on the shares shall begin to accrue from the date of issue of the shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before the Quarterly Dividend Payment Date, in either of which events the dividends shall begin to accrue and be cumulative from the Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of the dividends at the time accrued and payable on the shares shall be allocated pro rata on a share by share basis among all the shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.
     Section 3. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights: (A) Subject to the provision for adjustment hereinafter set

Exhibit A-2
(to Appendix B)

forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 1000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock; or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to the event shall be adjusted by multiplying the number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after the event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to the event.
               (B) Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.
               (C) (i) If at any time dividends on any Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) which shall extend until such time when all accrued and unpaid dividends for all pervious quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of all series of voting Preferred Stock (collectively “Voting Preferred Stock”), including holders of the Series A Junior Participating Preferred Stock, with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) Directors, which Directors shall be in addition to the then otherwise authorized number of Directors.
                    (ii) During any default period, such voting right of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of stockholders provided that such voting right shall not be exercised unless the holders of ten percent (10%) in number of shares of Voting Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Voting Preferred Stock of such voting right. At any meeting at which the holders of Voting Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) Directors or, if such right is exercised at any annual meeting, to elect two (2) Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Voting Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Voting Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Voting Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.
                    (iii) Unless the holders of Series A Junior Participating Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Voting Preferred Stock outstanding, irrespective of

Exhibit A-3
(to Appendix B)

series, may request, the calling of a special meeting of the holders of Voting Preferred Stock, which meeting shall thereupon be called by the Chief Executive Officer, the President, a Vice-President or the Secretary of the Corporation. Notice of the meeting and of any annual meeting at which holders of Voting Preferred Stock are entitled to vote pursuant to this paragraph (C)(iii) shall be given to each holder of record of Voting Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. The meeting shall be called for a time not earlier than twenty (20) days and not later than sixty (60) days after the order or request or in default of the calling of the meeting within sixty (60) days after the order or request, the meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Voting Preferred Stock outstanding. Notwithstanding the provisions of this paragraph (c)(iii), no such special meeting shall be called during the period within sixty (60) days immediately preceding the date fixed for the next annual meeting of the stockholders.
                    (iv) In any default period the holders of Common Stock, and other classes of stock of the Corporation, if applicable, shall continue to be entitled to elect the whole number of Directors then otherwise authorized until the holders of Voting Preferred Stock shall have exercised their right, voting as a single class, to elect two (2) Directors.
                    (v) The Directors elected by the holders of Voting Preferred Stock shall continue in office until the next annual meeting of stockholders and until their successors shall have been elected and shall qualify, or until the expiration of the default period. Any vacancy in the Board of Directors may be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of stock which elected the Director whose office shall have become vacant. References in this paragraph (C) to Directors elected by the holders of a particular class of stock shall include Directors elected by the Directors to fill vacancies as provided in the preceding sentence.
                    (vi) At such time as the arrearage is fully cured, and all dividends accumulated and unpaid on any shares of Series A Junior Participating Preferred Stock outstanding are paid, and, in addition thereto, at least one regular dividend has been paid subsequent to curing such arrearage, (x) the right of the holders of Voting Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Voting Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may be provided for in this Certificate of Incorporation or the Bylaws of the Corporation irrespective of any increase made pursuant to the provisions of paragraph (C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in this Certificate of Incorporation or the Bylaws of the Corporation). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence shall be filled by the majority of the remaining Directors.
               (D) Except as set forth herein or as otherwise required by applicable law, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
     Section 4. Certain Restrictions. (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

Exhibit A-4
(to Appendix B)

                    (i) Declare or pay dividends on, or make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;
                    (ii) Declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all the parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
                    (iii) Redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or
                    (iv) Purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of the shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
               (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire the shares at the time and in the manner therein set forth.
     Section 5. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.
     Section 6. Liquidation, Dissolution or Winding Up. Upon any voluntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1000 times the aggregate amount to be distributed per share to holders of Common Stock, or (2) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except distributions made ratably on the Series A

Exhibit A-5
(to Appendix B)

Junior Participating Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon the liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each case the aggregate amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to the event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying the amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after the event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to the event.
     Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock then outstanding shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying the amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after the event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
     Section 8. No Redemption. The shares of Series A Junior Participating Preferred Stock shall not be redeemable.
     Section 9. Ranking. The Series A Junior Participating Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all other series of the Company’s Preferred Stock issued either before or after the issuance of the Series A Junior Participating Preferred Stock, unless the terms of any such series shall provide otherwise.
     Section 10. Amendment. At such time as any shares of Series A Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation, as amended, of the Corporation shall not be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting together as a single class.
     RESOLVED FURTHER, that the Chief Executive Officer or any Vice President and the Secretary or any Assistant Secretary of this corporation be, and they hereby are, authorized and directed to prepare and file a Certificate of Designation of Rights, Preferences and Privileges in accordance with the foregoing resolution and the provisions of Delaware law and to take such actions as they may deem necessary or appropriate to carry out the intent of the foregoing resolution.”

Exhibit A-6
(to Appendix B)

     I have executed and subscribed this Certificate and do hereby affirm that the foregoing as true under the penalties of perjury as of this 20th day of January 2009.

Name: Larry Hsu
Title: President and Chief Executive Officer

Exhibit A-7
(to Appendix B)

EXHIBIT B
Form of Rights Certificate

Certificate No. R—	Rights
     NOT EXERCISABLE AFTER THE EARLIER OF JANUARY 20, 2012 AND THE DATE ON WHICH THE RIGHTS EVIDENCED HEREBY ARE REDEEMED OR EXCHANGED BY THE COMPANY AS SET FORTH IN THE RIGHTS AGREEMENT, DATED AS OF JANUARY 20, 2009 (THE “RIGHTS AGREEMENT”), BY AND BETWEEN IMPAX LABORATORIES, INC. AND STOCKTRANS, INC., AS RIGHTS AGENT). AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BE NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BE OR MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(E) OF THE RIGHTS AGREEMENT.]*
RIGHTS CERTIFICATE
IMPAX LABORATORIES, INC.
     This certifies that                      or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of January 20, 2009 (the “Rights Agreement”), between Impax Laboratories, Inc., a Delaware corporation (the “Company”), and StockTrans, Inc. (the “Rights Agent”) to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M. (New York City time) on January 20, 2012, ___ one-thousandth[s] of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $15.00 per one one-thousandth of a share (the “Purchase Price”), payable in lawful money of the United States of America, upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed, and payment of the Purchase Price at an office of the Rights Agent designated for such purpose. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a share of Series A Junior Participating Preferred Stock which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of the close of business on January 20, 2009, based on the Preferred Stock as

*	The portion of the legend in bracket shall be inserted only if applicable and shall replace the preceding sentence.

Exhibit B-1
(to Appendix B)

constituted on such date. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Rights Agreement.
     From and after the time that any Person becomes an Acquiring Person, if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate who becomes a transferee after the Acquiring Person becomes an Acquiring Person, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, concurrently with or after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall thereafter have any rights or preferences with respect to such Rights.
     As provided in the Rights Agreement, the Purchase Price, the type of security, and the number of one one-thousandths of a share of Series A Junior Participating Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.
     This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitation of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal offices of the Company and are also available upon written request to the Company.
     This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.
     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.01 per Right, payable in cash, stock or other consideration, at any time prior to the earlier of (i) the close of business on the tenth Business Day following a Stock Acquisition Date or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth (10th) Business Day following the Record Date, subject to extension by the Board of Directors for a period of time up to, but not exceeding, ten (10) additional Business Days, and (ii) the Final Expiration Date.
     No fractional shares of Series A Junior Participated Preferred Stock are required to be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Series A Junior Participating Preferred Stock), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Certificates for the number of whole Rights not exercised.

Exhibit B-2
(to Appendix B)

     No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Series A Junior Participating Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.
     This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.
     WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.
Dated as of:                     .

ATTEST:	IMPAX LABORATORIES, INC.

By:	By:

Name:	Name: Larry Hsu
Title: Corporate Secretary	Title: President and Chief Executive Officer

Countersigned:

STOCKTRANS, INC., as Rights Agent

By:

Authorized Signature

Exhibit B-3
(to Appendix B)

(Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate)
FOR VALUE RECEIVED:                                                                 hereby sells, assigns and transfers unto

(Please print name and address of transferee)
this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                      , as attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature:

(Signature must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signature	Guaranteed:

(Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program)
     The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature:

(Signature must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Exhibit B-4
(to Appendix B)

(Form of Reverse Side of Rights Certificate – continued)
FORM OF ELECTION TO PURCHASE
(To be executed if the holder desires to
exercise Rights represented by the Rights Certificate.)
To: IMPAX LABORATORIES, INC.
The undersigned hereby irrevocably elects to exercise                      Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights and requests that certificates for such shares be issued in the name of:
Please insert social security or other identifying number:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:
Please insert social security or other identifying number:

(Please print name and address)

Dated:

Signature:

(Signature must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signature Guaranteed:

(Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program)

Exhibit B-5
(to Appendix B)

               The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature:

(Signature must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)
NOTICE
               The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.
               In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

Exhibit B-6
(to Appendix B)

EXHIBIT C
SUMMARY OF RIGHTS TO PURCHASE
SHARES OF SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
     On January 20, 2009, the Board of Directors (the “Board of Directors”) of Impax Laboratories, Inc. (the “Company”) entered into a Rights Agreement (the “Rights Agreement”) with StockTrans, Inc. (the “Rights Agent”) and, in connection therewith, on January 20, 2009, declared a dividend distribution of one preferred stock purchase right (each, a “Right”) for each outstanding share of common stock, par value $0.01 per share (the “Common Stock”), of the Company, subject to the completion of appropriate documentation. The distribution was made to stockholders of record as of the close of business on January 30, 2009 (the “Record Date”). Except as set forth below, each Right entitles the registered holder thereof to purchase from the Company a unit consisting of one one-thousandth of a share (a “Unit”) of a newly created series of the Company’s Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), at a purchase price of $15.00 per Unit (the “Purchase Price”), subject to the adjustments described below.
     The Rights will initially be represented by the Common Stock certificates and are not exercisable or transferable apart from the Common Stock until the earlier to occur of (i) ten days following a public announcement that a person (other than certain exempted entities and any “grandfathered stockholder”) or group of affiliated or associated persons (an “Acquiring Person”), has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the voting power of the aggregate of all shares of the Company’s voting securities (“Voting Stock”) then outstanding (the “Stock Acquisition Date”) or (ii) ten business days following the commencement of (or the first public announcement of an intention to commence) a tender offer or exchange offer if, upon consummation thereof, such person or group would be the beneficial owner of 20% or more of the voting power of the aggregate of all shares of the Voting Stock then outstanding (the earlier of the dates being called the “Distribution Date”), except in either case pursuant to an offer for all outstanding shares of Common Stock which the Board of Directors determines to be fair and not inadequate, after receiving advice from one or more nationally recognized investment banking firms, and which meets the other conditions therefor contained in the Rights Agreement (a “Qualified Offer”). Until the Distribution Date (or earlier redemption or expiration of the Rights), Common Stock certificates will contain a notation incorporating the Rights Agreement by reference. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (the “Rights Certificates”) will be mailed to stockholders who were holders of record of the Common Stock as of the close of business on the Distribution Date. From and after the Distribution Date, the separate Rights Certificates alone will evidence the Rights. The Rights will expire at the close of business on January 20, 2012 (the “Final Expiration Date”), unless earlier redeemed or exchanged by the Company.
     If a person or group (with certain limited exceptions) becomes an Acquiring Person at any time after the date of the Rights Agreement, unless the event causing the 20% threshold to be crossed is a Qualified Offer, each holder of a Right (except as provided below) will thereafter have the right to receive, upon exercise of the Right at the then current Purchase Price, shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) which at the time of the transaction would have a market value of two times the Purchase Price. The foregoing event is referred to as a “Flip-in Event.” Notwithstanding the foregoing, no Right may be exercised for Common Stock of the Company until the Rights have become non-redeemable, as described below.

Exhibit C-1
(to Appendix B)

     For example, at an exercise price of $15.00 per Right, each valid Right following a Flip-in Event not owned by an Acquiring Person would entitle its holder to purchase $30.00 worth of Common Stock (or other consideration, as noted above).
     In the event that, at any time following a Distribution Date, directly or indirectly (i) the Company is consolidated with, or merged with and into, another entity and the Company is not the surviving entity of such consolidation or merger (other than a consolidation or merger which follows a Qualified Offer) or if the Company is the surviving entity, but shares of its outstanding Common Stock are changed or exchanged for stock or securities (of any other person) or cash or any other property, or (ii) more than 50% of the Company’s assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided) shall thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of common stock of the acquiring company, which at the time of such transaction will have a market value of two times the exercise price of the Right. The foregoing event is referred to as a “Flip-over Event.” A Flip-in Event and a Flip-Over Event are collectively referred to as “Triggering Events.” Following the occurrence of any Triggering Events, any Rights that are or were beneficially owned by an Acquiring Person will be null and void.
     For example, at an exercise price of $15.00 per Right, each valid Right following a Flip-over Event would entitle its holder to purchase $30.00 worth of the acquiring company’s common stock.
     The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for Preferred Stock or securities convertible into Preferred Stock or equivalent preferred stock at less than the current market price of the Preferred Stock or (iii) upon the distribution to holders of Preferred Stock of evidence of indebtedness, cash (excluding regular quarterly cash dividends), assets (other than a dividend payable in Preferred Stock but including any dividend payable in stock other than Preferred Stock) or of subscription rights or warrants (other than those referred to above). With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.
     At any time on or prior to the earlier of (i) the close of business on the tenth business day following a Stock Acquisition Date or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the tenth business day following the Record Date, subject to extension by the Board of Directors for a period of time up to, but not exceeding, ten (10) additional business days, and (ii) the Final Expiration Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”), payable in cash, stock or other consideration. The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board of Directors, in its sole discretion, may establish. Immediately upon the redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
     At any time after a person becomes an Acquiring Person other than pursuant to a Qualified Offer, (and until such Acquiring Person has acquired beneficial ownership of 75% or more of the outstanding Common Stock), the Board of Directors may cause the exchange of the Rights (other than Rights owned

Exhibit C-2
(to Appendix B)

by the Acquiring Person, which would have become null and void), in whole or in part, for Common Stock at an exchange ratio of one share of Common Stock for each Right (or, if insufficient shares are available, the Company may issue preferred stock, cash, debt or equity securities, property or a combination thereof in exchange for the Rights).
     Until a Right is exercised, the holder of the Right will not have any rights as a stockholder of the Company solely by virtue of holding the Right, including, without limitation, the right to vote or to receive dividends.
     As long as the Rights are attached to the Common Stock, the Company will issue one Right with each new share of Common Stock issued so that all shares will have attached Rights. After the Distribution Date but prior to the Final Expiration Date, Rights shall only be issued in connection with the issuance of Common Stock upon the exercise of stock options granted prior to the Distribution Date or pursuant to other benefits under any employee plan or arrangement established prior to the Distribution Date.
     The terms of the Rights, other than the redemption price, may be amended by the Board of Directors of the Company; provided, however, that after the Rights are no longer redeemable, the Company may amend the Rights Agreement only if the amendment will not adversely affect the interests of the holders of Rights (other than an Acquiring Person).
     The Nominating and Governance Committee of the Board of Directors shall review and evaluate the Rights Agreement in order to consider whether the maintenance of the Rights Agreement continues to be in the best interests of the Company, its stockholders and other relevant constituencies of the Company at least annually or sooner than that if any Person shall have made a proposal to the Company or its stockholders, or taken any other action that, if effective, could cause such person to become an Acquiring Person, if a majority of the members of the Committee shall deem such review and evaluation appropriate after giving due regard to all relevant circumstances. Following each such review, the Committee shall communicate its conclusions to the full Board of Directors, including any recommendation in light thereof as to whether the Rights Agreement should be modified or the Rights should be redeemed.
     The Preferred Stock purchased upon exercise of the Rights will be non-redeemable and junior to any other series of preferred stock that Company may issue. Each share of Preferred Stock will have a minimum preferential quarterly dividend rate of $.01 per share, but will be entitled to an aggregate dividend of 1000 times the dividend declared on the Common Stock. In the event of liquidation, the holders of the Preferred Stock will receive a preferred liquidation payment of $100.00 per share, but will be entitled to receive an aggregate liquidation payment equal to 1000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1000 votes, voting together as one class with the Common Stock. Finally, in the event of any consolidation, merger, combination or other transaction in which shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or other property, each share of Preferred Stock will be entitled to receive 1000 times the aggregate amount of stock or securities, cash and/or other property, into which or for which each share of Common Stock is changed or exchanged. The foregoing rights of the Preferred Stock are protected against dilution if additional shares of Common Stock are issued. Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of one one-thousandth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.
     Although the distribution of the Rights should not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the

Exhibit C-3
(to Appendix B)

Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth above.
     The Rights are intended to protect the stockholders of the Company in the event of an unfair or coercive offer to acquire the Company and to provide the Board with adequate time to evaluate unsolicited offers. The Rights may have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on a substantial number of Rights being acquired. The Rights, however, should not affect any prospective offeror willing to make an offer at a fair price and otherwise in the best interests of the Company and its stockholders, as determined by the Board. The Rights should not interfere with any merger or other business combination approved by the Board.
     A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is also available free of charge from the Company.
     THIS SUMMARY DESCRIPTION OF THE RIGHTS DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE RIGHTS AGREEMENT, WHICH IS INCORPORATED HEREIN BY REFERENCE.

Exhibit C-4
(to Appendix B)

PROXY FOR 2009 ANNUAL MEETING OF STOCKHOLDERS
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
IMPAX LABORATORIES, INC.
     The undersigned hereby constitutes and appoints Michael Nestor and Christopher Mengler, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to appear at the 2009 Annual Meeting of Stockholders of Impax Laboratories, Inc. to be held on the 19th day of May, 2009, and at any adjournment or postponement thereof, and to vote all of the shares of common stock of Impax Laboratories, Inc. which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present.
     THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED IN THE BOXES PROVIDED, THE PERSONS NAMED HEREIN INTEND TO VOTE “FOR” ALL DIRECTOR NOMINEES LISTED BELOW IN PROPOSAL ONE AND “FOR” APPROVAL OF PROPOSALS TWO, THREE, FOUR AND FIVE.
     BOTH PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED HEREBY. DISCRETIONARY AUTHORITY IS CONFERRED HEREBY AS TO CERTAIN MATTERS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.
Proposal One: Election of Leslie Z. Benet, Ph.D., Robert L. Burr, Nigel Ten Fleming, Ph.D., Larry Hsu, Ph.D., Michael Markbreiter, Oh Kim Sun and Peter R. Terreri as directors of Impax Laboratories, Inc., each to serve for a term of one year and until his successor has been elected and qualified or until the director’s earlier death, resignation or removal.

FOR all nominees (except as marked to the contrary at right).	WITHHOLD AUTHORITY to vote for the nominees listed above.	(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE’S NAME IN THE SPACE PROVIDED BELOW.)
☐	☐

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(Continued and to be marked, signed and dated on the reverse side)

Proposal Two: Approval of the amendment and restatement of the Impax Laboratories, Inc. 2002 Equity Incentive Plan to, among other matters, increase the aggregate number of shares of common stock that may be issued under such plan by 1,900,000 shares.

FOR	AGAINST	ABSTAIN

☐	☐	☐

Proposal Three: Ratification of the adoption of the Preferred Stock Rights Agreement, dated January 20, 2009, by and between Impax Laboratories, Inc. and StockTrans, Inc., as rights agent.

FOR	AGAINST	ABSTAIN

☐	☐	☐
Proposal Four: Ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm of Impax Laboratories, Inc. for the fiscal year ending December 31, 2009.

FOR	AGAINST	ABSTAIN

☐	☐	☐

Proposal Five: Approval of the adjournment of the annual meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of such meeting to approve any of the foregoing proposals.

FOR	AGAINST	ABSTAIN

☐	☐	☐

Proposal Six: In their discretion, upon other matters as may properly come before the 2009 Annual Meeting of Stockholders or any adjournment or postponement thereof.
Receipt of the Notice of 2009 Annual Meeting of Stockholders, Proxy Statement and 2008 Annual Report to Stockholders is hereby acknowledged.

Signature:	Signature:

Date:	Date:

Please sign exactly as your name or names appear hereon, including any official position or representative capacity. If shares are registered in more than one name, all owners should sign.
PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

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YOUR VOTE IS IMPORTANT
VOTE TODAY IN ONE OF THREE WAYS:
1.	VOTE BY INTERNET: Log-on to http://www.votestock.com. Enter your control number printed below. Vote your proxy by checking the appropriate boxes. Click on “Accept Vote.”
OR
2.	VOTE BY TELEPHONE: After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple prompts. Your vote will be confirmed and cast as directed. Call toll-free in the U.S. or Canada at (866) 578-5350 on a touch-tone telephone.
OR
3.	VOTE BY MAIL: If you do not wish to vote over the Internet or by telephone, please complete, sign, date and return the proxy card in the pre-paid envelope provided.
YOUR PROXY CONTROL NUMBER

You may vote by Internet or telephone 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 p.m., prevailing time, on May 18, 2009. Your Internet or telephone vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.